(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Index

Identification
Capital Stock Breakdown	1
Individual Financial Statements
Balance Sheet Assets	2
Balance Sheet Liabilities	3
Statement of Income	5
Statement of Comprehensive Income	6
Statement of Cash Flows	7
Statement of Changes in Shareholders' Equity
Statement of Changes in Shareholders' Equity - from 01/01/2017 to 03/31/2017	8
Statement of Changes in Shareholders' Equity - from 01/01/2016 to 03/31/2016	9
Statement of Added Value	10
Consolidated Financial Statements
Balance Sheet Assets	11
Balance Sheet Liabilities	12
Statement of Income	14
Statement of Comprehensive Income	15
Statement of Cash Flows	16
Statement of Changes in Shareholders' Equity
Statement of Changes in Shareholders' Equity - from 01/01/2017 to 03/31/2017	17
Statement of Changes in Shareholders' Equity - from 01/01/2016 to 03/31/2016	18
Statement of Added Value	19
Management Report	20
Explanatory Notes	52
Breakdown of the Capital by Owner	127
Declarations and Opinion
Independent Auditors' Report on Review of Quartely Financial Information	128
Opinion of the Audit Commitee	130
Statement of Executive Board on the Quartely Financial Information and Independent Auditor's Report on Review of Interim Financial Information	131

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Identification / Capital Stock Breakdown

Number of shares	Current Quarter
(Units)	03.31.17

Paid-in Capital
Common	812,473,246
Preferred	-
Total	812,473,246

Treasury Shares
Common	13,468,001
Preferred	-
Total	13,468,001

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – March 31, 2017 – BRF S.A.

Individual FS /Balance Sheet Assets

(in thousands of Brazilian Reais)

Account Code	Account Description	Current Quarter 03.31.17	Previous Year 12.31.16
1	Total Assets	39,149,981	43,286,755
1.01	Current Assets	16,895,415	19,063,769
1.01.01	Cash and Cash Equivalents	3,540,603	3,856,505
1.01.02	Marketable Securities	292,474	309,169
1.01.02.01	Financial Investments Evaluated at Fair Value	209,837	228,969
1.01.02.01.01	Held for Trading	209,837	228,969
1.01.02.02	Marketable Securities Evaluated at Amortized Cost	82,637	80,200
1.01.02.02.01	Held to Maturity	82,637	80,200
1.01.03	Trade Accounts Receivable	7,361,575	8,547,628
1.01.03.01	Trade Accounts Receivable	7,193,254	8,398,647
1.01.03.02	Other Receivables	168,321	148,981
1.01.04	Inventories	2,574,079	2,938,568
1.01.05	Biological Assets	1,406,600	1,617,747
1.01.06	Recoverable Taxes	945,059	1,015,610
1.01.06.01	Current Recoverable Taxes	945,059	1,015,610
1.01.06.01.01	Income and social contribution tax (IR/CS)	320,634	341,737
1.01.06.01.02	Recoverable Taxes	624,425	673,873
1.01.08	Other Current Assets	775,025	778,542
1.01.08.01	Non-current Assets Held for Sale	39,672	23,971
1.01.08.01.01	Noncurrent Assets for Sale	39,672	23,971
1.01.08.03	Other	735,353	754,571
1.01.08.03.01	Interest on Shareholders' Equity Receivable	9,421	16,868
1.01.08.03.02	Derivatives	199,570	197,915
1.01.08.03.04	Accounts Receivable from Disposal of Equity Interest	46,580	45,267
1.01.08.03.06	Restricted Cash	132,005	128,110
1.01.08.03.10	Other	347,777	366,411
1.02	Non-current Assets	22,254,566	24,222,986
1.02.01	Non-current Assets	5,224,738	5,046,633
1.02.01.01	Financial Investments Evaluated at Fair Value	253,760	329,876
1.02.01.01.02	Available for Sale	253,760	329,876
1.02.01.03	Trade Accounts Receivable	147,339	196,624
1.02.01.03.01	Trade Accounts Receivable	10,752	10,587
1.02.01.03.02	Other Receivables	136,587	186,037
1.02.01.05	Biological Assets	796,916	891,554
1.02.01.06	Deferred Taxes	1,076,243	740,300
1.02.01.06.01	Deferred Income Tax and Social Contribution	1,076,243	740,300
1.02.01.08	Receivables from Related Parties	95,962	97,773
1.02.01.08.04	Receivables from Other Related Parties	95,962	97,773
1.02.01.09	Other Non-current Assets	2,854,518	2,790,506
1.02.01.09.03	Judicial Deposits	731,618	724,767
1.02.01.09.05	Income and social contribution tax (IR/CS)	25,530	25,530
1.02.01.09.06	Recoverable Taxes	1,702,935	1,629,432
1.02.01.09.07	Provision for losses	(164,408)	(159,736)
1.02.01.09.09	Accounts Receivable from Disposal of Equity Interest	16,748	28,897
1.02.01.09.10	Restricted Cash	442,500	427,557
1.02.01.09.11	Other	99,595	114,059
1.02.02	Investments	4,751,495	5,033,824
1.02.02.01	Investments	4,751,495	5,033,824
1.02.02.01.01	Equity in Associates	13,375	6,343
1.02.02.01.02	Interest on Wholly-owned Subsidiaries	4,737,013	5,026,374
1.02.02.01.04	Other	1,107	1,107
1.02.03	Property, Plant and Equipment, Net	9,362,767	10,690,784
1.02.03.01	Property, Plant and Equipment in Operation	8,637,135	9,763,961
1.02.03.02	Property, Plant and Equipment Leased	162,064	173,544
1.02.03.03	Property, Plant and Equipment in Progress	563,568	753,279
1.02.04	Intangible	2,915,566	3,451,745
1.02.04.01	Intangible	2,915,566	3,451,745
1.02.04.01.02	Software	134,785	143,693
1.02.04.01.03	Trademarks	1,173,000	1,173,000
1.02.04.01.04	Goodwill	1,542,929	2,096,587
1.02.04.01.05	Software Leased	43,842	15,209
1.02.04.01.06	Other	21,010	23,256

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – March 31, 2017 – BRF S.A.

Individual FS /Balance Sheet Liabilities

(in thousands of Brazilian Reais)

Account Code	Account Description	Current Quarter 03.31.17	Previous Year 12.31.16
2	Total Liabilities	39,149,981	43,286,755
2.01	Current Liabilities	13,398,767	15,177,631
2.01.01	Social and Labor Obligations	190,742	203,335
2.01.01.01	Social Obligations	110,940	115,446
2.01.01.02	Labor Obligations	79,802	87,889
2.01.02	Trade Accounts Payable	5,152,650	6,094,303
2.01.02.01	Domestic Suppliers	4,410,353	5,122,041
2.01.02.01.01	Domestic Suppliers	3,704,001	4,114,966
2.01.02.01.02	Supply Chain Finance	706,352	1,007,075
2.01.02.02	Foreign Suppliers	742,297	972,262
2.01.02.02.01	Foreign Suppliers	510,820	643,755
2.01.02.02.02	Supply Chain Finance	231,477	328,507
2.01.03	Tax Obligations	192,030	204,516
2.01.03.01	Federal Tax Obligations	24,874	42,517
2.01.03.01.02	Other Federal	24,874	42,517
2.01.03.02	State Tax Obligations	165,023	159,215
2.01.03.03	Municipal Tax Obligations	2,133	2,784
2.01.04	Short Term Debts	2,072,221	2,566,425
2.01.04.01	Short Term Debts	2,072,221	2,566,425
2.01.04.01.01	Local Currency	1,682,562	1,987,925
2.01.04.01.02	Foreign Currency	389,659	578,500
2.01.05	Other Obligations	5,143,884	5,481,123
2.01.05.01	Advances from related parties	4,540,113	4,721,680
2.01.05.01.04	Advances from related parties	4,540,113	4,721,680
2.01.05.02	Other	603,771	759,443
2.01.05.02.01	Dividends and Interest on Shareholders' Equity Payable	2,031	2,307
2.01.05.02.04	Derivatives	340,221	506,712
2.01.05.02.08	Other Obligations	261,519	250,424
2.01.06	Provisions	647,240	627,929
2.01.06.01	Tax, Social Security, Labor and Civil Risk Provisions	286,172	271,710
2.01.06.01.01	Tax Risk Provisions	41,482	43,824
2.01.06.01.02	Social Security and Labor Risk Provisions	211,137	196,304
2.01.06.01.04	Civil Risk Provisions	33,553	31,582
2.01.06.02	Other Provisons	361,068	356,219
2.01.06.02.04	Vacations & Christmas Bonuses Provisions	288,729	279,512
2.01.06.02.05	Employee Benefits Provisions	72,339	76,707
2.02	Non-current Liabilities	14,208,948	16,269,146
2.02.01	Long-term Debt	11,270,343	13,368,668
2.02.01.01	Long-term Debt	11,270,343	13,368,668
2.02.01.01.01	Local Currency	7,144,285	6,655,730
2.02.01.01.02	Foreign Currency	4,126,058	6,712,938
2.02.02	Other Obligations	1,607,345	1,614,587
2.02.02.01	Liabilities with Related Parties	979,038	1,013,103
2.02.02.01.04	Advances from Related Parties and Other Liabilities	979,038	1,013,103
2.02.02.02	Other	628,307	601,484
2.02.02.02.06	Other Obligations	628,307	601,484
2.02.04	Provisions	1,331,260	1,285,891
2.02.04.01	Tax, Social Security, Labor and Civil Risk Provisions	1,084,288	1,032,507
2.02.04.01.01	Tax Risk Provisions	215,271	212,637
2.02.04.01.02	Social Security and Labor Risk Provisions	283,609	238,093
2.02.04.01.04	Civil Risk Provision	89,375	85,743
2.02.04.01.05	Contingent Liability	496,033	496,034
2.02.04.02	Other Provisons	246,972	253,384
2.02.04.02.04	Employee Benefits Provisions	246,972	253,384

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – March 31, 2017 – BRF S.A.

Individual FS /Balance Sheet Liabilities

(in thousands of Brazilian Reais)

Account Code	Account Description	Current Quarter 03.31.17	Previous Year 12.31.16
2.03	Shareholders' Equity	11,542,266	11,839,978
2.03.01	Paid-in Capital	12,460,471	12,460,471
2.03.01.01	Paid-in Capital	12,553,418	12,553,418
2.03.01.02	Cost of Shares Issuance	(92,947)	(92,947)
2.03.02	Capital Reserves	(670,259)	(680,850)
2.03.02.01	Goodwill on the Shares Issuance	166,192	166,192
2.03.02.04	Granted Options	246,799	236,208
2.03.02.05	Treasury Shares	(721,856)	(721,856)
2.03.02.07	Gain on Disposal of Shares	(73,094)	(73,094)
2.03.02.08	Goodwill on Acquisition of Non-Controlling Entities	(47,417)	(47,417)
2.03.02.09	Acquisition of Non-Controlling Entities	(240,883)	(240,883)
2.03.04	Profit Reserves	1,350,675	1,350,675
2.03.04.01	Legal Reserves	540,177	540,177
2.03.04.02	Statutory Reserves	170,756	170,756
2.03.04.07	Tax Incentives Reserve	639,742	639,742
2.03.05	Accumulated Earnings (Losses)	(281,434)	-
2.03.08	Other Comprehensive Income	(1,317,187)	(1,290,318)
2.03.08.01	Derivative Financial Intruments	(529,596)	(575,861)
2.03.08.02	Financial Instruments (Available for Sale)	(70,315)	(25,998)
2.03.08.03	Cumulative Translation Adjustments of Foreign Currency	(727,013)	(693,835)
2.03.08.04	Actuarial Losses	9,737	5,376

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – March 31, 2017 – BRF S.A.

Individual FS / Statement of Income

(in thousands of Brazilian Reais)

Account Code	Account Description	Accumulated Current Year 01.01.17 to 03.31.17	Accumulated Previous Year 01.01.16 to 03.31.16
3.01	Net Sales	6,652,541	6,614,992
3.02	Cost of Goods Sold	(5,416,212)	(5,161,845)
3.03	Gross Profit	1,236,329	1,453,147
3.04	Operating (Expenses) Income	(1,259,451)	(1,308,859)
3.04.01	Selling	(749,205)	(912,863)
3.04.02	General and Administrative	(55,456)	(68,813)
3.04.04	Other Operating Income	58,631	43,900
3.04.05	Other Operating Expenses	(226,185)	(77,683)
3.04.06	Income from Associates and Joint Ventures	(287,236)	(293,400)
3.05	Income Before Financial and Tax Results	(23,122)	144,288
3.06	Financial Results	(319,161)	(106,170)
3.06.01	Financial Income	377,629	999,168
3.06.02	Financial Expenses	(696,790)	(1,105,338)
3.07	Income Before Taxes	(342,283)	38,118
3.08	Income and Social Contribution	60,849	944
3.08.01	Current	(34,243)	(92,462)
3.08.02	Deferred	95,092	93,406
3.09	Net Income from Continued Operations	(281,434)	39,062
3.11	Net Income	(281,434)	39,062
3.99	Earnings per Share - (Brazilian Reais/Share)
3.99.01	Earnings per Share - Basic
3.99.01.01	ON	(0.35223)	0.04841
3.99.02	Earning per Share - Diluted
3.99.02.01	ON	(0.35223)	0.04841

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – March 31, 2017 – BRF S.A.

Individual FS / Statement of Comprehensive Income

(in thousands of Brazilian Reais)

Account Code	Account Description	Accumulated Current Year 01.01.17 to 03.31.17	Accumulated Previous Year 01.01.16 to 03.31.16
4.01	Net Income	(281,434)	39,062
4.02	Other Comprehensive Income	(26,869)	206,546
4.02.01	Gains (Losses) in Foreign Currency Translation Adjustments	(33,178)	(294,706)
4.02.02	Unrealized Gains (Losses) in Available for Sale Marketable Securities	(63,588)	(48,883)
4.02.03	Taxes on Unrealized Gains (Losses) on Investments on Available for Sale Marketable Securities	19,271	18,996
4.02.04	Unrealized Gains (Losses) on Cash Flow Hedge	77,619	798,534
4.02.05	Taxes on Unrealized Gains (Losses) on Cash Flow Hedge	(31,354)	(271,164)
4.02.06	Actuarial Gains (Losses) on Pension and Post-employment Plans	6,609	5,710
4.02.07	Taxes on Realized Gains (Losses) on Pension Post-employment Plans	(2,248)	(1,941)
4.03	Comprehensive Income	(308,303)	245,608

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – March 31, 2017 – BRF S.A.

Individual FS / Statement of Cash Flow

(in thousands of Brazilian Reais)

Account Code	Account Description	Accumulated Current Year 01.01.17 to 03.31.17	Accumulated Previous Year 01.01.16 to 03.31.16
6.01	Net Cash Provided by Operating Activities	251,976	(299,784)
6.01.01	Cash from Operations	355,922	(247,014)
6.01.01.01	Net Income (Loss) for the Period	(281,434)	39,062
6.01.01.03	Depreciation and Amortization	174,081	171,154
6.01.01.04	Depreciation and Depletion of Biological Assets	151,510	150,651
6.01.01.05	Results on Disposals of Property, Plant and Equipments	(6,999)	5,874
6.01.01.08	Deferred Income Tax	(95,092)	(93,406)
6.01.01.09	Provision for Tax, Civil and Labor Risks	97,203	53,387
6.01.01.10	Interest and Exchange Rate Variations	16,409	(854,106)
6.01.01.11	Equity Pick-Up	287,236	293,400
6.01.01.17	Others	13,008	(13,030)
6.01.02	Changes in Operating Assets and Liabilities	(103,946)	(52,770)
6.01.02.01	Trade Accounts Receivable	1,126,400	168,182
6.01.02.02	Inventories	97,101	(87,265)
6.01.02.03	Trade Accounts Payable	(536,846)	164,008
6.01.02.04	Supply Chain Finance	(397,753)	(369,318)
6.01.02.05	Payment of Tax, Civil and Labor Risks Provisions	(59,999)	(49,082)
6.01.02.06	Others Operatins Assets and Liabilities	(63,571)	(23,395)
6.01.02.07	Investment in Held for Trading Securities	-	(198,662)
6.01.02.08	Redemption of Held for Trading Securities	25,115	-
6.01.02.11	Fair value for for Assets and Liabilities	(39,301)	579,836
6.01.02.12	Payment of Interest	(374,875)	(65,054)
6.01.02.14	Interest on Shareholders' Equity Received	7,447	(11,618)
6.01.02.15	Biological assets - Current	50,034	(160,402)
6.01.02.16	Interest received	62,302	-
6.02	Net Cash Provided by Investing Activities	(687,689)	(634,001)
6.02.04	Redemptions of Available for Sale	15,011	-
6.02.05	Redemptions of Restricted Cash (Investments)	-	(19,413)
6.02.06	Additions to Property, Plant and Equipment	(233,736)	(458,642)
6.02.07	Receivable from Disposals of Property, Plant and Equipment	33,127	33,470
6.02.08	Capital increase in subsidiaries	-	-
6.02.09	Additions to Intangible	(39,554)	(23,251)
6.02.10	Additions to Biological Assets - Non-current	(151,412)	(165,849)
6.02.11	Investments in Associates and Joint Venturies	(305)	(316)
6.02.13	Net Cash Transferred to Subsidiaries	(309,615)	-
6.02.17	Advance for Future Capital Increase	(1,205)	-
6.03	Net Cash Provided by Financing Activities	119,923	1,994,641
6.03.01	Proceeds from Debt Issuance	715,584	3,049,211
6.03.02	Payment of Debt	(595,661)	(212,740)
6.03.03	Interest on Shareholders' Equity and Dividends Paid	-	(663,051)
6.03.06	Treasury Shares Acquisition	-	(178,779)
6.04	Exchange Rate Variation on Cash and Cash Equivalents	(112)	(536)
6.05	Increase (Decrease) in Cash and Cash Equivalents	(315,902)	1,060,320
6.05.01	At the Beginning of the Period	3,856,505	845,085
6.05.02	At the End of the Period	3,540,603	1,905,405

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – March 31, 2017 – BRF S.A.

Individual FS / Statement of Changes in Shareholders’ Equity for the Period from 01/01/2017 to 03/31/2017

(in thousands of Brazilian Reais)

Account Code	Account Description	Capital Stock	Capital Reserves, Granted Options and Treasury Shares	Profit Reserves	Retained Earnings	Other Comprehensive Income	Shareholders' Equity
5.01	Balance at January 1, 2017	12,460,471	(680,850)	1,350,675	-	(1,290,318)	11,839,978
5.03	Opening Balance Adjusted	12,460,471	(680,850)	1,350,675	-	(1,290,318)	11,839,978
5.04	Share-based Payments	-	10,591	-	-	-	10,591
5.04.03	Options Granted	-	10,591	-	-	-	10,591
5.04.13	Participation of Non-Controlling Shareholders'	-	-	-	-	-	-
5.05	Total Comprehensive Income	-	-	-	(281,434)	(26,869)	(308,303)
5.05.01	Net Income for the Period	-	-	-	(281,434)	-	(281,434)
5.05.02	Other Comprehensive Income	-	-	-	-	(26,869)	(26,869)
5.05.02.01	Financial Instruments Adjustments	-	-	-	-	77,619	77,619
5.05.02.02	Tax on Financial Instruments Adjustments	-	-	-	-	(31,354)	(31,354)
5.05.02.06	Unrealized Loss in Available for Sale Marketable Securities	-	-	-	-	(63,588)	(63,588)
5.05.02.07	Tax on Unrealized Loss in Available for Sale Marketable Securities	-	-	-	-	19,271	19,271
5.05.02.08	Actuarial Gains on Pension and Post-employment Plans	-	-	-	-	4,361	4,361
5.05.02.09	Cumulative Translation Adjustments of Foreign Currency	-	-	-	-	(33,178)	(33,178)
5.07	Balance at March 31, 2017	12,460,471	(670,259)	1,350,675	(281,434)	(1,317,187)	11,542,266

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – March 31, 2017 – BRF S.A.

Individual FS / Statement of Changes in Shareholders’ Equity for the Period from 01/01/2016 to 03/31/2016

(in thousands of Brazilian Reais)

Account Code	Account Description	Capital Stock	Capital Reserves, Granted Options and Treasury Shares	Profit Reserves	Retained Earnings	Other Comprehensive Income	Shareholders' Equity
5.01	Balance at January 1, 2016	12,460,471	(3,940,955)	6,076,775	-	(1,079,514)	13,516,777
5.03	Opening Balance Adjusted	12,460,471	(3,940,955)	6,076,775	-	(1,079,514)	13,516,777
5.04	Share-based Payments	-	3,576,690	(3,859,592)	-	-	(282,902)
5.04.03	Options Granted	-	19,706	-	-	-	19,706
5.04.04	Treasury Shares Acquired	-	(178,779)	-	-	-	(178,779)
5.04.06	Dividends	-	-	(98,210)	-	-	(98,210)
5.04.09	Treasury Shares Canceled	-	3,761,382	(3,761,382)	-	-	-
5.04.10	Valuation of shares	-	(7,822)	-	-	-	(7,822)
5.04.11	Options Canceled	-	(17,797)	-	-	-	(17,797)
5.04.13	Participation of Non-Controlling Shareholders'	-	-	-	-	-	-
5.05	Total Comprehensive Income	-	-	-	39,062	206,546	245,608
5.05.01	Net Income for the Period	-	-	-	39,062	-	39,062
5.05.02	Other Comprehensive Income	-	-	-	-	206,546	206,546
5.05.02.01	Financial Instruments Adjustments	-	-	-	-	798,534	798,534
5.05.02.02	Tax on Financial Instruments Adjustments	-	-	-	-	(271,164)	(271,164)
5.05.02.06	Unrealized Gain in Available for Sale Marketable Securities	-	-	-	-	(48,883)	(48,883)
5.05.02.07	Tax on Unrealized Gain in Available for Sale Marketable Securities	-	-	-	-	18,996	18,996
5.05.02.08	Actuarial gains on pension and post-employment plans	-	-	-	-	3,769	3,769
5.05.02.09	Cumulative Translation Adjustments of Foreign Currency	-	-	-	-	(294,706)	(294,706)
5.06	Statements of Changes in Shareholders' Equity	-	-	24,216	(24,216)	-	-
5.06.08	Tax Incentives Reserve	-	-	24,216	(24,216)	-	-
5.07	Balance at March 31, 2016	12,460,471	(364,265)	2,241,399	14,846	(872,968)	13,479,483

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – March 31, 2017 – BRF S.A.

Individual FS / Statement of Value Added

(in thousands of Brazilian Reais)

Account Code	Account Description	Accumulated Current Year 01.01.17 to 03.31.17	Accumulated Previous Year 01.01.16 to 03.31.16
7.01	Revenues	7,451,749	7,560,957
7.01.01	Sales of Goods, Products and Services	7,414,947	7,255,547
7.01.02	Other Income	(153,564)	(29,337)
7.01.03	Revenue Related to Construction of Own Assets	184,425	314,835
7.01.04	(Provision) Reversal for Doubtful Accounts Reversal	5,941	19,912
7.02	Raw Material Acquired from Third Parties	(5,072,386)	(5,066,748)
7.02.01	Costs of Products and Goods Sold	(4,400,224)	(4,080,922)
7.02.02	Materials, Energy, Third Parties Services and Other	(664,813)	(991,446)
7.02.03	Recovery (Loss) of Assets Values	(7,349)	5,620
7.03	Gross Added Value	2,379,363	2,494,209
7.04	Retentions	(325,591)	(321,805)
7.04.01	Depreciation, Amortization and Exhaustion	(325,591)	(321,805)
7.05	Net Added Value	2,053,772	2,172,404
7.06	Received from Third Parties	90,555	706,049
7.06.01	Equity Pick-Up	(287,236)	(293,400)
7.06.02	Financial Income	377,629	999,168
7.06.03	Other	162	281
7.07	Added Value to be Distributed	2,144,327	2,878,453
7.08	Distribution of Added Value	2,144,327	2,878,453
7.08.01	Payroll	881,321	955,953
7.08.01.01	Salaries	686,198	721,696
7.08.01.02	Benefits	146,971	181,731
7.08.01.03	Government Severance Indemnity Fund for Employees Guarantee Fund for Length of Service - FGTS	48,152	52,526
7.08.02	Taxes, Fees and Contributions	790,905	718,776
7.08.02.01	Federal	324,427	354,299
7.08.02.02	State	458,472	357,144
7.08.02.03	Municipal	8,006	7,333
7.08.03	Capital Remuneration from Third Parties	753,535	1,164,662
7.08.03.01	Interests	707,795	1,113,967
7.08.03.02	Rents	45,740	50,695
7.08.04	Interest on Own Capital	(281,434)	39,062
7.08.04.02	Dividends	-	98,210
7.08.04.03	Retained Earnings	(281,434)	(59,148)

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – March 31, 2017 – BRF S.A.

Consolidated FS / Balance Sheet Assets

(in thousands of Brazilian Reais)

Account Code	Account Description	Current Quarter 03.31.17	Previous Year 12.31.16
1	Total Assets	43,370,714	42,944,936
1.01	Current Assets	18,937,579	18,893,738
1.01.01	Cash and Cash Equivalents	6,307,017	6,356,919
1.01.02	Marketable Securities	526,227	622,285
1.01.02.01	Financial Investments Evaluated at Fair Value	417,678	515,045
1.01.02.01.01	Held for Trading	274,444	271,245
1.01.02.01.02	Available for Sale	143,234	243,800
1.01.02.02	Marketable Securities Evaluated at Amortized Cost	108,549	107,240
1.01.02.02.01	Held to Maturity	108,549	107,240
1.01.03	Trade Accounts Receivable	3,315,509	3,234,129
1.01.03.01	Trade Accounts Receivable	3,147,180	3,085,147
1.01.03.02	Other Receivables	168,329	148,982
1.01.04	Inventories	4,919,178	4,791,640
1.01.05	Biological Assets	1,540,889	1,644,939
1.01.06	Recoverable Taxes	1,256,417	1,234,795
1.01.06.01	Current Recoverable Taxes	1,256,417	1,234,795
1.01.06.01.01	Income and social contribution tax (IR/CS)	378,113	388,683
1.01.06.01.02	Recoverable Taxes	882,467	850,287
1.01.06.01.03	Provision for losses	(4,163)	(4,175)
1.01.08	Other Current Assets	1,072,342	1,009,031
1.01.08.01	Non-current Assets Held for Sale	41,822	-
1.01.08.01.01	Non-current Assets for Sale	41,822	-
1.01.08.02	Assets of Discontinued Operations	-	26,126
1.01.08.02.01	Assets of Discontinued Operations and Held for Sale	-	26,126
1.01.08.03	Other	1,030,520	982,905
1.01.08.03.01	Interest on Shareholders' Equity Receivable	-	7,448
1.01.08.03.02	Derivatives	199,931	198,015
1.01.08.03.04	Accounts Receivable from Disposal of Equity Interest	46,580	45,267
1.01.08.03.06	Restricted Cash	214,573	218,251
1.01.08.03.10	Other	569,436	513,924
1.02	Non-current Assets	24,433,135	24,051,198
1.02.01	Non-current Assets	6,005,041	5,573,723
1.02.01.01	Financial Investments Evaluated at Fair Value	313,272	379,475
1.02.01.01.02	Available for Sale	313,272	379,475
1.02.01.02	Marketable Securities Evaluated at Amortized Cost	144,126	148,253
1.02.01.02.01	Held to Maturity	144,126	148,253
1.02.01.03	Trade Accounts Receivable	147,977	197,225
1.02.01.03.01	Trade Accounts Receivable	10,759	10,701
1.02.01.03.02	Other Receivables	137,218	186,524
1.02.01.05	Biological Assets	929,925	917,345
1.02.01.06	Deferred Taxes	1,547,170	1,103,146
1.02.01.06.01	Deferred Income Tax and Social Contribution	1,547,170	1,103,146
1.02.01.08	Receivables from related parties	1,003	-
1.02.01.08.04	Receivables from related parties	1,003	-
1.02.01.09	Other Non-current Assets	2,921,568	2,828,279
1.02.01.09.03	Judicial Deposits	740,304	732,571
1.02.01.09.05	Income and social contribution tax (IR/CS)	40,477	45,061
1.02.01.09.06	Recoverable Taxes	1,736,487	1,633,957
1.02.01.09.07	Provision for losses	(167,620)	(160,436)
1.02.01.09.09	Accounts Receivable from Disposal of Equity Interest	16,748	28,897
1.02.01.09.10	Restricted Cash	442,500	427,557
1.02.01.09.11	Other	112,672	120,672
1.02.02	Investments	67,012	58,683
1.02.02.01	Investments	67,012	58,683
1.02.02.01.01	Equity in Associates	65,655	57,325
1.02.02.01.04	Other	1,357	1,358
1.02.03	Property, Plant and Equipment, Net	11,766,725	11,746,238
1.02.03.01	Property, Plant and Equipment in Operation	10,951,156	10,680,586
1.02.03.02	Property, Plant and Equipment Leased	170,860	179,648
1.02.03.03	Property, Plant and Equipment in Progress	644,709	886,004
1.02.04	Intangible	6,594,357	6,672,554
1.02.04.01	Intangible	6,594,357	6,672,554
1.02.04.01.02	Software	159,042	164,033
1.02.04.01.03	Trademarks	1,312,106	1,313,194
1.02.04.01.04	Goodwill	4,287,204	4,343,550
1.02.04.01.05	Software Leased	43,842	15,209
1.02.04.01.06	Other	792,163	836,568

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – March 31, 2017 – BRF S.A.

Consolidated FS / Balance Sheet Liabilities

(in thousands of Brazilian Reais)

Account Code	Account Description	Current Quarter 03.31.17	Previous Year 12.31.16
2	Total Liabilities	43,370,714	42,944,936
2.01	Current Liabilities	12,333,388	12,640,423
2.01.01	Social and Labor Obligations	303,752	296,766
2.01.01.01	Social Obligations	159,896	146,648
2.01.01.02	Labor Obligations	143,856	150,118
2.01.02	Trade Accounts Payable	6,523,070	7,175,420
2.01.02.01	Domestic Suppliers	4,672,834	5,122,256
2.01.02.01.01	Domestic Suppliers	3,897,291	4,115,181
2.01.02.01.02	Supply Chain Finance	775,543	1,007,075
2.01.02.02	Foreign Suppliers	1,850,236	2,053,164
2.01.02.02.01	Foreign Suppliers	1,616,039	1,724,657
2.01.02.02.02	Supply Chain Finance	234,197	328,507
2.01.03	Tax Obligations	327,750	319,620
2.01.03.01	Federal Tax Obligations	117,874	118,032
2.01.03.01.01	Income Tax and Social Contribution Payable	76,772	64,149
2.01.03.01.02	Other Federal	41,102	53,883
2.01.03.02	State Tax Obligations	207,231	198,675
2.01.03.03	Municipal Tax Obligations	2,645	2,913
2.01.04	Short Term Debts	3,603,143	3,245,004
2.01.04.01	Short Term Debts	3,603,143	3,245,004
2.01.04.01.01	Local Currency	1,848,320	1,987,925
2.01.04.01.02	Foreign Currency	1,754,823	1,257,079
2.01.05	Other Obligations	848,255	936,715
2.01.05.02	Other	848,255	936,715
2.01.05.02.01	Dividends and Interest on Shareholders' Equity Payable	3,215	2,307
2.01.05.02.04	Derivatives	376,320	529,571
2.01.05.02.05	Management and Employees Profit Sharing	2,241	5,108
2.01.05.02.08	Other Obligations	466,479	399,729
2.01.06	Provisions	727,418	666,898
2.01.06.01	Tax, Social Security, Labor and Civil Risk Provisions	286,172	276,202
2.01.06.01.01	Tax Risk Provisions	41,482	44,064
2.01.06.01.02	Social Security and Labor Risk Provisions	211,137	200,556
2.01.06.01.04	Civil Risk Provisions	33,553	31,582
2.01.06.02	Other Provisons	441,246	390,696
2.01.06.02.04	Vacations and Christmas Bonuses Provisions	364,539	313,989
2.01.06.02.05	Employee Benefits Provisions	76,707	76,707
2.02	Non-current Liabilities	19,114,189	18,085,160
2.02.01	Long-term Debt	16,411,291	15,717,376
2.02.01.01	Long-term Debt	16,411,291	15,717,376
2.02.01.01.01	Local Currency	7,144,285	6,655,730
2.02.01.01.02	Foreign Currency	9,267,006	9,061,646
2.02.02	Other Obligations	854,639	850,552
2.02.02.02	Other	854,639	850,552
2.02.02.02.06	Other Obligations	854,639	850,552
2.02.03	Deferred Taxes	416,886	156,179
2.02.03.01	Deferred Income Tax and Social Contribution	416,886	156,179
2.02.04	Provisions	1,431,373	1,361,053
2.02.04.01	Tax, Social Security, Labor and Civil Risk Provisions	1,167,338	1,107,669
2.02.04.01.01	Tax Risk Provisions	240,409	237,651
2.02.04.01.02	Social Security and Labor Risk Provisions	337,892	279,186
2.02.04.01.04	Civil Risk Provision	92,719	90,922
2.02.04.01.05	Contingent Liabilities	496,318	499,910
2.02.04.02	Other Provisons	264,035	253,384
2.02.04.02.04	Employee Benefits Provisions	264,035	253,384

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – March 31, 2017 – BRF S.A.

Consolidated FS / Balance Sheet Liabilities

(in thousands of Brazilian Reais)

Account Code	Account Description	Current Quarter 03.31.17	Previous Year 12.31.16
2.03	Shareholders' Equity	11,923,137	12,219,353
2.03.01	Paid-in Capital	12,460,471	12,460,471
2.03.01.01	Paid-in Capital	12,553,418	12,553,418
2.03.01.02	Cost of Shares Issuance	(92,947)	(92,947)
2.03.02	Capital Reserves	(670,259)	(680,850)
2.03.02.01	Goodwill on the Shares Issuance	166,192	166,192
2.03.02.04	Granted Options	246,799	236,208
2.03.02.05	Treasury Shares	(721,856)	(721,856)
2.03.02.07	Gain on Disposal of Shares	(73,094)	(73,094)
2.03.02.08	Goodwill on Acquisition of Non-Controlling Shareholders	(47,417)	(47,417)
2.03.02.09	Acquisition of Non-Controlling Shareholders	(240,883)	(240,883)
2.03.04	Profit Reserves	1,350,675	1,350,675
2.03.04.01	Legal Reserves	540,177	540,177
2.03.04.02	Statutory Reserves	170,756	170,756
2.03.04.07	Tax Incentives Reserve	639,742	639,742
2.03.05	Accumulated Earnings / Loss	(281,434)	-
2.03.08	Other Comprehensive Income	(1,317,187)	(1,290,318)
2.03.08.01	Derivative Financial Instruments	(529,596)	(575,861)
2.03.08.02	Financial Instrument (Available for Sale)	(70,315)	(25,998)
2.03.08.03	Cumulative Translation Adjustments of Foreign Currency	(727,013)	(693,835)
2.03.08.04	Actuarial Losses	9,737	5,376
2.03.09	Non-controlling Interest	380,871	379,375

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – March 31, 2017 – BRF S.A.

Consolidated FS / Statement of Income

(in thousands of Brazilian Reais)

Account Code	Account Description	Accumulated Current Year 01.01.17 to 03.31.17	Accumulated Previous Year 01.01.16 to 03.31.16
3.01	Net Sales	7,809,449	8,120,330
3.02	Cost of Goods Sold	(6,359,940)	(6,089,605)
3.03	Gross Profit	1,449,509	2,030,725
3.04	Operating (Expenses) Income	(1,381,308)	(1,375,697)
3.04.01	Selling	(1,082,776)	(1,207,620)
3.04.02	General and Administrative	(129,151)	(133,795)
3.04.04	Other Operating Income	64,469	46,551
3.04.05	Other Operating Expenses	(241,383)	(92,974)
3.04.06	Income from Associates and Joint Ventures	7,533	12,141
3.05	Income Before Financial and Tax Results	68,201	655,028
3.06	Financial Results	(412,545)	(604,290)
3.06.01	Financial Income	525,569	953,071
3.06.02	Financial Expenses	(938,114)	(1,557,361)
3.07	Income Before Taxes	(344,344)	50,738
3.08	Income and Social Contribution	58,610	(9,315)
3.08.01	Current	(88,290)	(109,477)
3.08.02	Deferred	146,900	100,162
3.09	Net Income from Continued Operations	(285,734)	41,423
3.11	Net Income	(285,734)	41,423
3.11.01	Attributable to: Controlling Shareholders	(281,434)	39,062
3.11.02	Attributable to: Non-controlling Interest	(4,300)	2,361
3.99	Earnings per share - (Brazilian Reais/Share)
3.99.01	Earnings per Share - Basic
3.99.01.01	ON	(0.35761)	0.05134
3.99.02	Earning per Share - Diluted
3.99.02.01	ON	(0.35761)	0.05133

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – March 31, 2017 – BRF S.A.

Consolidated FS / Statement of Comprehensive Income

(in thousands of Brazilian Reais)

Account Code	Account Description	Accumulated Current Year 01.01.17 to 03.31.17	Accumulated Previous Year 01.01.16 to 03.31.16
4.01	Net Income	(285,734)	41,423
4.02	Other Comprehensive Income	(26,869)	206,546
4.02.01	Gains (Losses) in Foreign Currency Translation Adjustments	(33,178)	(294,706)
4.02.02	Unrealized Gains (Losses) in Available for Sale Marketable Securities	(63,588)	(48,883)
4.02.03	Taxes on Unrealized Gains (Losses) on Investments on Available for Sale Marketable Securities	19,271	18,996
4.02.04	Unrealized Gains (Losses) on Cash Flow Hedge	77,619	798,534
4.02.05	Taxes on Unrealized Gains (Losses) on Cash Flow Hedge	(31,354)	(271,164)
4.02.06	Actuarial Gains (Losses) on Pension and Post-employment Plans	6,609	5,710
4.02.07	Taxes on Realized Gains (Losses) on Pension Post-employment Plans	(2,248)	(1,941)
4.03	Comprehensive Income	(312,603)	247,969
4.03.01	Attributable to: BRF Shareholders	(308,303)	245,608
4.03.02	Attributable to: Non-Controlling Shareholders	(4,300)	2,361

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – March 31, 2017 – BRF S.A.

Consolidated FS / Statement of Cash Flow

(in thousands of Brazilian Reais)

Account Code	Account Description	Accumulated Current Year 01.01.17 to 03.31.17	Accumulated Previous Year 01.01.16 to 03.31.16
6.01	Net Cash Provided by Operating Activities	(1,043,467)	(110,648)
6.01.01	Cash from Operations	96,516	77,834
6.01.01.01	Net Income for the Period	(281,434)	39,062
6.01.01.02	Non-controlling Interest	(4,300)	2,361
6.01.01.03	Depreciation and Amortization	250,356	216,722
6.01.01.04	Depreciation and Depletion of Biological Assets	187,148	155,679
6.01.01.05	Results on Disposals of Property, Plant and Equipments	(4,327)	5,461
6.01.01.08	Deferred Income Tax	(146,900)	(100,162)
6.01.01.09	Provision for Tax, Civil and Labor Risks	101,171	53,003
6.01.01.10	Interest and Exchange Rate Variations	(19,164)	(260,599)
6.01.01.11	Equity Pick-Up	(7,533)	(12,141)
6.01.01.17	Others	21,499	(21,552)
6.01.02	Changes in Operating Assets and Liabilities	(1,139,983)	(188,482)
6.01.02.01	Trade Accounts Receivable	(52,057)	962,445
6.01.02.02	Inventories	(124,856)	(211,138)
6.01.02.03	Trade Accounts Payable	(338,138)	(29,191)
6.01.02.04	Supply Chain Finance	(325,842)	(369,318)
6.01.02.05	Payment of Tax, Civil and Labor Risks Provisions	(60,793)	(49,082)
6.01.02.06	Others Operatins Assets and Liabilities	83,261	(647,640)
6.01.02.07	Investment in Held for Trading Securities	(73,034)	(452,703)
6.01.02.08	Redemption of Held for Trading Securities	76,508	293,966
6.01.02.11	Fair value for for Assets and Liabilities	(41,665)	573,686
6.01.02.12	Payment of Interest	(434,644)	(82,429)
6.01.02.13	Payment of Income Tax and Social Contribution	(32,868)	(1,138)
6.01.02.14	Interest on Shareholders' Equity Received	7,447	(11,618)
6.01.02.15	Biological Assets - Current	104,172	(164,153)
6.01.02.16	Interest Received	72,526	(169)
6.02	Net Cash Provided by Investing Activities	(393,485)	(1,415,174)
6.02.04	Redemptions of Available for Sale Securities	104,612	-
6.02.05	Redemptions of Restricted Cash (Investments)	-	1,326,861
6.02.06	Additions to Property, Plant and Equipment	(281,603)	(458,642)
6.02.07	Receivable from Disposals of Property, Plant and Equipment	33,127	46,860
6.02.09	Additions to Intangible	(39,625)	(23,710)
6.02.10	Additions to Biological Assets - Non-current	(183,321)	(172,079)
6.02.11	Investments in Associates and Joint Venturies	(305)	(316)
6.02.12	Business Combination, net of cash	(26,370)	(2,134,148)
6.03	Net Cash Provided by Financing Activities	1,396,112	2,024,003
6.03.01	Proceeds from Debt Issuance	2,425,000	3,119,003
6.03.02	Payment of Debt	(1,028,888)	(253,170)
6.03.03	Interest on Shareholders' Equity and Dividends Paid	-	(663,051)
6.03.06	Treasury Shares Acquisition	-	(178,779)
6.04	Exchange Rate Variation on Cash and Cash Equivalents	(9,062)	(221,821)
6.05	Decrease (Increase) in Cash and Cash Equivalents	(49,902)	276,360
6.05.01	At the Beginning of the Period	6,356,919	5,362,890
6.05.02	At the End of the Period	6,307,017	5,639,250

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – March 31, 2017 – BRF S.A.

Consolidated FS / Statement of Changes in Shareholders’ Equity for the Period from 01/01/2017 to 03/31/2017

(in thousands of Brazilian Reais)

Account Code	Account Description	Capital Stock	Capital Reserves, Granted Options and Treasury Shares	Profit Reserves	Retained Earnings	Other Comprehensive Income	Shareholders' Equity	Participation of Non-Controlling Shareholders	Total Shareholders' Equity
5.01	Balance at January 1, 2017	12,460,471	(680,850)	1,350,675	-	(1,290,318)	11,839,978	379,375	12,219,353
5.03	Opening Balance Adjusted	12,460,471	(680,850)	1,350,675	-	(1,290,318)	11,839,978	379,375	12,219,353
5.04	Share-based Payments	-	10,591	-	-	-	10,591	5,796	16,387
5.04.03	Options Granted	-	10,591	-	-	-	10,591	-	10,591
5.04.13	Participation of Non-Controlling Shareholders'	-	-	-	-	-	-	5,796	5,796
5.05	Total Comprehensive Income	-	-	-	(281,434)	(26,869)	(308,303)	(4,300)	(312,603)
5.05.01	Net Income for the Period	-	-	-	(281,434)	-	(281,434)	(4,300)	(285,734)
5.05.02	Other Comprehensive Income	-	-	-	-	(26,869)	(26,869)	-	(26,869)
5.05.02.01	Financial Instruments Adjustments	-	-	-	-	77,619	77,619	-	77,619
5.05.02.02	Tax on Financial Instruments Adjustments	-	-	-	-	(31,354)	(31,354)	-	(31,354)
5.05.02.06	Unrealized Loss in Available for Sale Marketable Securities	-	-	-	-	(63,588)	(63,588)	-	(63,588)
5.05.02.07	Tax on Unrealized Loss in Available for Sale Marketable Securities	-	-	-	-	19,271	19,271	-	19,271
5.05.02.08	Actuarial Gains on Pension and Post-employment Plans	-	-	-	-	4,361	4,361	-	4,361
5.05.02.09	Cumulative Translation Adjustments of Foreign Currency	-	-	-	-	(33,178)	(33,178)	-	(33,178)
5.07	Balance at March 31, 2017	12,460,471	(670,259)	1,350,675	(281,434)	(1,317,187)	11,542,266	380,871	11,923,137

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – March 31, 2017 – BRF S.A.

Consolidated FS / Statement of Changes in Shareholders’ Equity for the Period from 01/01/2016 to 03/31/2016

(in thousands of Brazilian Reais)

Account Code	Account Description	Capital Stock	Capital Reserves, Granted Options and Treasury Shares	Profit Reserves	Retained Earnings	Other Comprehensive Income	Shareholders' Equity	Participation of Non-Controlling Shareholders	Total Shareholders' Equity
5.01	Balance at January 1, 2016	12,460,471	(3,940,955)	6,076,775	-	(1,079,514)	13,516,777	319,076	13,835,853
5.03	Opening Balance Adjusted	12,460,471	(3,940,955)	6,076,775	-	(1,079,514)	13,516,777	319,076	13,835,853
5.04	Share-based Payments	-	3,576,690	(3,859,592)	-	-	(282,902)	43,449	(239,453)
5.04.03	Options Granted	-	19,706	-	-	-	19,706	-	19,706
5.04.04	Treasury Shares Acquired	-	(178,779)	-	-	-	(178,779)	-	(178,779)
5.04.06	Dividends	-	-	(98,210)	-	-	(98,210)	-	(98,210)
5.04.09	Treasury Shares Canceled	-	3,761,382	(3,761,382)	-	-	-	-	-
5.04.10	Valuation of shares	-	(7,822)	-	-	-	(7,822)	-	(7,822)
5.04.11	Options Canceled	-	(17,797)	-	-	-	(17,797)	-	(17,797)
5.04.13	Participation of Non-Controlling Shareholders'	-	-	-	-	-	-	43,449	43,449
5.05	Total Comprehensive Income	-	-	-	39,062	206,546	245,608	2,361	247,969
5.05.01	Net Income for the Period	-	-	-	39,062	-	39,062	2,361	41,423
5.05.02	Other Comprehensive Income	-	-	-	-	206,546	206,546	-	206,546
5.05.02.01	Financial Instruments Adjustments	-	-	-	-	798,534	798,534	-	798,534
5.05.02.02	Tax on Financial Instruments Adjustments	-	-	-	-	(271,164)	(271,164)	-	(271,164)
5.05.02.06	Unrealized Gain in Available for Sale Marketable Securities	-	-	-	-	(48,883)	(48,883)	-	(48,883)
5.05.02.07	Tax on Unrealized Gain in Available for Sale Marketable Securities	-	-	-	-	18,996	18,996	-	18,996
5.05.02.08	Actuarial gains on pension and post-employment plans	-	-	-	-	3,769	3,769	-	3,769
5.05.02.09	Cumulative Translation Adjustments of Foreign Currency	-	-	-	-	(294,706)	(294,706)	-	(294,706)
5.06	Statements of Changes in Shareholders' Equity	-	-	24,216	(24,216)	-	-	-	-
5.06.08	Tax Incentives Reserve	-	-	24,216	(24,216)	-	-	-	-
5.07	Balance at March 31, 2016	12,460,471	(364,265)	2,241,399	14,846	(872,968)	13,479,483	364,886	13,844,369

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – March 31, 2017 – BRF S.A.

Consolidated FS / Statement of Value Added

(in thousands of Brazilian Reais)

Account Code	Account Description	Accumulated Current Year 01.01.17 to 03.31.17	Accumulated Previous Year 01.01.16 to 03.31.16
7.01	Revenues	8,750,487	9,233,883
7.01.01	Sales of Goods, Products and Services	8,677,958	8,867,778
7.01.02	Other Income	(159,186)	(39,733)
7.01.03	Revenue Related to Construction of Own Assets	225,886	386,569
7.01.04	(Provision) Reversal for Doubtful Accounts Reversal	5,829	19,269
7.02	Raw Material Acquired from Third Parties	(5,954,291)	(6,136,926)
7.02.01	Costs of Products and Goods Sold	(5,014,778)	(4,882,322)
7.02.02	Materials, Energy, Third Parties Services and Other	(926,876)	(1,248,369)
7.02.03	Recovery of Assets Values	(12,637)	(6,235)
7.03	Gross Added Value	2,796,196	3,096,957
7.04	Retentions	(437,504)	(372,401)
7.04.01	Depreciation, Amortization and Exhaustion	(437,504)	(372,401)
7.05	Net Added Value	2,358,692	2,724,556
7.06	Received from Third Parties	533,795	965,683
7.06.01	Equity Pick-Up	7,533	12,141
7.06.02	Financial Income	525,569	953,071
7.06.03	Other	693	471
7.07	Added Value to be Distributed	2,892,487	3,690,239
7.08	Distribution of Added Value	2,892,487	3,690,239
7.08.01	Payroll	1,210,443	1,137,529
7.08.01.01	Salaries	938,543	874,891
7.08.01.02	Benefits	214,921	207,477
7.08.01.03	Government Severance Indemnity Fund for Employees Guarantee Fund for Length of Service - FGTS	56,979	55,161
7.08.02	Taxes, Fees and Contributions	936,504	860,010
7.08.02.01	Federal	479,636	481,744
7.08.02.02	State	445,151	366,870
7.08.02.03	Municipal	11,717	11,396
7.08.03	Capital Remuneration from Third Parties	1,031,274	1,651,277
7.08.03.01	Interests	949,934	1,565,990
7.08.03.02	Rents	81,340	85,287
7.08.04	Interest on Own Capital	(285,734)	41,423
7.08.04.02	Dividends	-	98,210
7.08.04.03	Retained Earnings	(281,434)	(59,148)
7.08.04.04	Non-Controlling Interest	(4,300)	2,361

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

1.            COMPANY’S OPERATIONS

BRF S.A. (“BRF”) and its consolidated subsidiaries (collectively the “Company”) is a multinational Brazilian Company, which owns a comprehensive and diverse portfolio of products and it is one of the world’s largest producers of foods. With a focus on raising, producing and slaughtering of poultry and pork for processing, production and sale of fresh meat, processed products, pasta, sauce, mayonnaise, frozen vegetables and soybean by-products, among which the following are highlighted:

•                Whole chickens and frozen cuts of chicken, turkey and pork;

•                Ham products, bologna, sausages, frankfurters and other smoked products;

•                Hamburgers, breaded meat products and meatballs;

•                Lasagnas, pizzas, cheese breads, pies and frozen vegetables;

•                Margarine, sauces and mayonnaise; and

•                Soy meal and refined soy flour, as well as animal feed.

BRF is a public company, listed on the New Market of Brazilian Securities, Commodities and Future Exchange (“BM&FBOVESPA”), under the ticker BRFS3, and listed on the New York Stock Exchange (“NYSE”), under the ticker BRFS. Its headquarters are located at 475, Rua Jorge Tzachel in the City of Itajaí, State of Santa Catarina.

Our portfolio strategy is focused on creating new, convenient, practical and healthy products for our consumers based on their needs. We seek to achieve that goal through strong innovation to provide us with increasing value-added items that will differentiate us from our competitors and strengthen our brands.

The Company's business model is by means of a vertical and integrated production system, which are distributed through an extensive distribution network, reaching the 5 continents, to meet the supermarkets, retail stores, wholesalers, restaurants and other institutional customers. In addition, our facilities are strategically located near to their raw material suppliers or its main consumption centers.

The Company has as main brands Sadia, Perdigão, Qualy, Chester®, Perdix and Paty that are highly recognized, especially in Brazil, Argentina and the Middle East.

In 2017, the Company´s activities are organizes into 7 operating segments, due to the importance and growth potential of Africa region, which now has the same autonomy and organizational structure of other regions. Thus, the segments are as follows: Brazil, Latin America (“LATAM”), Europe, Middle East and North of Africa (“One Foods” previously denominated "MENA"), Asia, Africa and Other Segments (note 5). The One Foods also began to incorporate the operations of Malaysia and some countries in the African continent and Eastern Europe.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

1.1.        Equity interest

						% equity interest
Entity		Main activity	Country	Participation	Accounting method	03.31.17	12.31.16

BRF Energia S.A.		Commercialization of eletric energy	Brazil	Direct	Consolidated	100.00%	100.00%
BRF GmbH		Holding	Austria	Direct	Consolidated	100.00%	100.00%
BRF Foods LLC	(h)	Import and commercialization of products	Russia	Indirect	Consolidated	99.90%	90.00%
BRF France SARL		Marketing and logistics services	France	Indirect	Consolidated	100.00%	100.00%
BRF Global Company Nigeria Ltd.		Marketing and logistics services	Nigeria	Indirect	Consolidated	99.00%	99.00%
BRF Global Company South Africa Proprietary Ltd.		Import and commercialization of products	South Africa	Indirect	Consolidated	100.00%	100.00%
BRF Global Company Nigeria Ltd.		Marketing and logistics services	Nigeria	Indirect	Consolidated	1.00%	1.00%
BRF Global GmbH	(b)	Holding and trading	Austria	Indirect	Consolidated	100.00%	100.00%
BRF Foods LLC	(h)	Import and commercialization of products	Russia	Indirect	Consolidated	0.10%	-
Qualy 5201 B.V.	(b)	Import, commercialization of products and holding	The Netherlands	Indirect	Consolidated	100.00%	100.00%
Xamol Consultores Serviços Ltda.		Import and commercialization of products	Portugal	Indirect	Consolidated	100.00%	100.00%
BRF Japan KK		Marketing and logistics services	Japan	Indirect	Consolidated	100.00%	100.00%
BRF Korea LLC		Marketing and logistics services	Korea	Indirect	Consolidated	100.00%	100.00%
BRF Malaysia Sdn Bhd		Marketing and logistics services	Malaysia	Indireta	Consolidated	100.00%	100.00%
BRF Shanghai Management Consulting Co. Ltd.		Advisory and related services	China	Indirect	Consolidated	100.00%	100.00%
BRF Shanghai Trading Co. Ltd.		Commercialization and distribution of products	China	Indirect	Consolidated	100.00%	100.00%
BRF Singapore PTE Ltd.		Marketing and logistics services	Singapore	Indirect	Consolidated	100.00%	100.00%
BRF Germany GmbH		Import and commercialization of products	Germany	Indirect	Consolidated	100.00%	100.00%
BRF Holland B.V.		Import and commercialization of products	The Netherlands	Indirect	Consolidated	100.00%	100.00%
Campo Austral S.A.		Industrialization and commercialization of products	Argentina	Indirect	Consolidated	2.63%	2.63%
Eclipse Holding Cöoperatief U.A.		Holding	The Netherlands	Indirect	Consolidated	0.01%	0.01%
BRF B.V.		Industrialization, import and commercialization of products	The Netherlands	Indirect	Consolidated	100.00%	100.00%
ProudFood Lda	(i)	Import and commercialization of products	Angola	Indirect	Consolidated	10.00%	-
BRF Hungary LLC		Import and commercialization of products	Hungary	Indirect	Consolidated	100.00%	100.00%
BRF Iberia Alimentos SL		Import and commercialization of products	Spain	Indirect	Consolidated	100.00%	100.00%
BRF Invicta Ltd.		Import, commercialization and distribution of products	England	Indirect	Consolidated	62.00%	62.00%
Invicta Food Products Ltd.		Import and commercialization of products	England	Indirect	Consolidated	100.00%	100.00%
BRF Wrexham Ltd.		Industrialization, import and commercialization of products	England	Indirect	Consolidated	100.00%	100.00%
Invicta Food Group Ltd.	(b)	Import, commercialization and distribution of products	England	Indirect	Consolidated	100.00%	100.00%
Invicta Foods Ltd.		Import, commercialization and distribution of products	England	Indirect	Consolidated	100.00%	100.00%
Invicta Foodservice Ltd.		Import, commercialization and distribution of products	England	Indirect	Consolidated	100.00%	100.00%
Universal Meats (UK) Ltd.	(b)	Import, Industrialization, commercialization and distribution of products	England	Indirect	Consolidated	100.00%	100.00%
BRF Italia SPA		Import and commercialization of products	Italy	Indirect	Consolidated	67.00%	67.00%
Compañía Paraguaya Comercial S.A.		Import and commercialization of products	Paraguay	Indirect	Consolidated	99.00%	99.00%
Campo Austral S.A.		Industrialization and commercialization of products	Argentina	Indirect	Consolidated	50.06%	50.06%
Itega S.A.		Holding	Argentina	Indirect	Consolidated	96.00%	96.00%
Eclipse Holding Cöoperatief U.A.		Holding	The Netherlands	Indirect	Consolidated	99.99%	99.99%
Buenos Aires Fortune S.A.		Holding	Argentina	Indirect	Consolidated	5.00%	5.00%
Campo Austral S.A.		Industrialization and commercialization of products	Argentina	Indirect	Consolidated	10.61%	10.61%
Eclipse Latam Holdings		Holding	Spain	Indirect	Consolidated	100.00%	100.00%
Buenos Aires Fortune S.A.		Holding	Argentina	Indirect	Consolidated	95.00%	95.00%
Campo Austral S.A.		Industrialization and commercialization of products	Argentina	Indirect	Consolidated	6.34%	6.34%
Campo Austral S.A.		Industrialization and commercialization of products	Argentina	Indirect	Consolidated	30.36%	30.36%
Itega S.A.		Holding	Argentina	Indirect	Consolidated	4.00%	4.00%
Golden Foods Poultry Limited		Holding	Thailand	Indirect	Consolidated	48.52%	48.52%
Golden Poultry Siam Limited		Holding	Thailand	Indirect	Consolidated	51.84%	51.84%
Golden Poultry Siam Limited		Holding	Thailand	Indirect	Consolidated	48.16%	48.16%
BRF Thailand Limited		Import, Industrialization, commercialization and distribution of products	Thailand	Indirect	Consolidated	100.00%	100.00%
BRF Feed Thailand Limited		Import, Industrialization, commercialization and distribution of products	Thailand	Indirect	Consolidated	100.00%	100.00%
Golden Foods Sales (Europe) Limited		Holding and trading	England	Indirect	Consolidated	100.00%	100.00%
Golden Quality Foods Europe BV		Import, commercialization and distribution of products	Thailand	Indirect	Consolidated	100.00%	100.00%
Golden Quality Foods Netherlands BV		Import, commercialization and distribution of products	Thailand	Indirect	Consolidated	100.00%	100.00%
Golden Foods Siam Europe Limited	(b)	Import, commercialization and distribution of products	England	Indirect	Consolidated	100.00%	100.00%
Perdigão Europe Lda.		Import and export of products	Portugal	Indirect	Consolidated	100.00%	100.00%
Perdigão International Ltd.		Import and export of products	Cayman Island	Indirect	Consolidated	100.00%	100.00%
BFF International Ltd.		Financial fundraising	Cayman Island	Indirect	Consolidated	100.00%	100.00%
Highline International	(a)	Financial fundraising	Cayman Island	Indirect	Consolidated	100.00%	100.00%
ProudFood Lda	(i)	Import and commercialization of products	Angola	Indirect	Consolidated	90.00%	-
Sadia Chile S.A.		Import and commercialization of products	Chile	Indirect	Consolidated	40.00%	40.00%
Sadia Foods GmbH		Import and commercialization of products	Germany	Indirect	Consolidated	100.00%	100.00%
SATS BRF Food PTE Ltd.		Import, industrialization, commercialization and distribution of products	Singapore	Joint venture	Equity pick-up	49.00%	49.00%
BRF Global Namíbia		Import and commercialization of products	Namibia	Indirect	Consolidated	100.00%	100.00%
Wellax Food Logistics C.P.A.S.U. Lda.		Import and commercialization of products	Portugal	Indirect	Consolidated	100.00%	100.00%
BRF Luxembourg Sarl	(f)	Holding	Luxemburgo	Direct	Consolidated	100.00%	100.00%
BRF Austria GmbH	(f)	Holding	Austria	Indirect	Consolidated	100.00%	100.00%
One Foods Holdings Ltd	(d)(f)	Holding	United Arab Emirates	Indirect	Consolidated	100.00%	-
Al-Wafi Food Products Factory LLC	(e)(f)	Industrialization and commercialization of products	United Arab Emirates	Indirect	Consolidated	49.00%	-
Badi Ltd.	(e)(f)	Holding	United Arab Emirates	Indirect	Consolidated	100.00%	-
BRF Al Yasra Food K.S.C.C. ("BRF AFC")	(e)(f)	Import, commercialization and distribution of products	Kuwait	Indirect	Consolidated	49.00%	-
Al-Wafi Al-Takamol International for Foods Products	(e)(f)	Import and commercialization of products	Saudi Arabia	Indirect	Consolidated	75.00%	-
BRF Foods GmbH	(e)(f)	Industrialization, import and commercialization of products	Austria	Indirect	Consolidated	100.00%	-
Al Khan Foodstuff LLC ("AKF")	(c(e)	Import, commercialization and distribution of products	Oman	Indirect	Consolidated	70.00%	-
FFM Further Processing Sdn. Bhd.	(e)(f)	Industrialization, import and commercialization of products	Malaysia	Indirect	Consolidated	70.00%	70.00%
SHB Comércio e Indústria de Alimentos S.A.	(e)(f)	Industrialization and commercialization of products	Brazil	Direct	Consolidated	99.99%	-
TBQ Foods GmbH		Commercialization of products	Austria	Indirect	Consolidated	100.00%	-
Federal Foods LLC	(e)(f)	Import, commercialization and distribution of products	United Arab Emirates	Indirect	Consolidated	49.00%	-
Federal Foods Omã	(a) (e) (f)	Import, commercialization and distribution of products	Oman	Indirect	Consolidated	49.00%	49.00%
Federal Foods Qatar	(e)(f)	Import, commercialization and distribution of products	Qatar	Indirect	Consolidated	49.00%	49.00%
SHB Comércio e Indústria de Alimentos S.A.	(e)(f)	Industrialization and commercialization of products	Brazil	Direct	Consolidated	0.01%	-
BRF Hong Kong LLC	(g)	Import, commercialization and distribution of products	Hong Kong	Indirect	Consolidated	100.00%	-
Establecimiento Levino Zaccardi y Cia. S.A.	(a)	Industrialization and commercialization of dairy products	Argentina	Direct	Consolidated	99.94%	99.94%
K&S Alimentos S.A.		Industrialization and commercialization of products	Brazil	Direct	Consolidated	100.00%	100.00%
PP-BIO Administração de bem próprio S.A.		Management of assets	Brazil	Affiliate	Equity pick-up	33.33%	33.33%
PSA Laboratório Veterinário Ltda.		Veterinary activities	Brazil	Direct	Consolidated	99.99%	99.99%
Sino dos Alpes Alimentos Ltda.	(a)	Industrialization and commercialization of products	Brazil	Indirect	Consolidated	99.99%	99.99%
PR-SAD Administração de bem próprio S.A.		Management of assets	Brazil	Affiliate	Equity pick-up	33.33%	33.33%
Quickfood S.A.		Industrialization and commercialization of products	Argentina	Direct	Consolidated	91.21%	91.21%
Sadia Alimentos S.A.		Holding	Argentina	Direct	Consolidated	43.10%	43.10%
Avex S.A.		Industrialization and commercialization of products	Argentina	Indirect	Consolidated	33.98%	33.98%
Sadia International Ltd.		Import and commercialization of products	Cayman Island	Direct	Consolidated	100.00%	100.00%
Sadia Chile S.A.		Import and commercialization of products	Chile	Indirect	Consolidated	60.00%	60.00%
Sadia Uruguay S.A.		Import and commercialization of products	Uruguay	Indirect	Consolidated	5.10%	5.10%
Avex S.A.		Industrialization and commercialization of products	Argentina	Indirect	Consolidated	66.02%	66.02%
Compañía Paraguaya Comercial S.A.		Import and commercialization of products	Paraguay	Indirect	Consolidated	1.00%	1.00%
Sadia Alimentos S.A.		Holding	Argentina	Indirect	Consolidated	56.90%	56.90%
Sadia Overseas Ltd.		Financial fundraising	Cayman Island	Direct	Consolidated	100.00%	100.00%
Sadia Uruguay S.A.		Import and commercialization of products	Uruguay	Direct	Consolidated	94.90%	94.90%
UP Alimentos Ltda.		Industrialization and commercialization of products	Brazil	Affiliate	Equity pick-up	50.00%	50.00%
Vip S.A. Empreendimentos e Participações Imobiliárias		Commercialization of owned real state	Brazil	Direct	Consolidated	100.00%	100.00%
Establecimiento Levino Zaccardi y Cia. S.A.	(a)	Industrialization and commercialization of dairy products	Argentina	Indirect	Consolidated	0.06%	0.06%
PSA Laboratório Veterinário Ltda.		Veterinary activities	Brazil	Indirect	Consolidated	0.01%	0.01%
Sino dos Alpes Alimentos Ltda.	(a)	Industrialization and commercialization of products	Brazil	Indirect	Consolidated	0.01%	0.01%

(a)       Dormant subsidiaries.

(b)       The wholly-owned subsidiary BRF Global GmbH, operates as a trading in the European market and owns 101 direct subsidiaries in Madeira Island, Portugal, with an investment as of March 31, 2017 of R$3,144 (R$3,301 as of December 31, 2016) and a direct subsidiary in Den Bosch, The Netherlands, denominated Qualy 20 with an investment as of March 31, 2017 of R$6,566 (R$6,638 as of December 31, 2016). The wholly-owned subsidiary Qualy 5201 B.V. owns 212 subsidiaries in The Netherlands being the amount of this investment as of March 31, 2017 of R$19,962 (R$18,234 as of December 31, 2016). The indirect subsidiary Invicta Food Group Ltd. owns 120 direct subsidiaries in Ashford, England, with an investment of R$114,737 as of December 31, 2017 (R$112,471 as of December 31, 2016). The indirect subsidiary Universal Meats (UK) Ltd owns 99 direct subsidiaries in Ashford, England with an investment of R$38,957 as of March 31, 2017 (R$37,486 as of December 31, 2016). The indirect subsidiary Golden Foods Siam Europe Ltd owns 32 subsidiaries in Ashford, England with an investment of R$(89) as of March 31, 2017 (R$114,068 as of December 31, 2016). The purpose of these two subsidiaries is to operate in the European market to increase the Company’s market share, which is regulated by a system of poultry and turkey meat import quotas.

(c)       On January 02, 2017, disposal of subsidiary to BRF Foods GmbH.

(d)       On January 11, 2017, establishment of One Foods Holdings Ltd with 100% of equity interest.

(e)       On January 12, 2017, acquisition of equity interest of the subsidiaries by One Foods Holdings Ltd. On December 31, 2016, such equity interests were held by wholly-owned subsidiary BRF GmbH.

(f)        On January 13, 2017, capital increases in chain, with investment in SHB. On December 31, 2016, SHB’s equity interest was held by BRF S.A. (99.00%) and by PSA Laboratório Veterinário Ltda. (1,00%).

(g)       On January 13, 2017, establishment of BRF Hong Kong LLC with 100% of equity interest.

(h)       On February 02, 2017, acquisition of equity interest by BRF GmbH and BRF Global GmbH. On December 31, 2016, such equity interest was held by wholly-owned subsidiary Sadia Foods GmbH.

(i)        On March 31, 2017, establishment of ProudFood Lda with 100% of equity interest, 90% held by the subsidiary BRF GmbH and 10% held by the subsidiary BRF Holland B.V.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

1.2.        Business combination with Qatar Investment Authority ("QIA")

On January 9th 2017, BRF has entered into a share purchase agreement with the controlling shareholders of Banvit Bandirma Vitaminli Yem Sanayii A.Ş. (“Banvit” and “Shareholders”), for the acquisition of 79.5% of the shares issued by Banvit (“Shares”), the largest poultry producer in Turkey.

BRF Foods GmbH, a wholly-owned subsidiary of One Foods Holdings Ltd. (“One Foods”), on March 7, 2017 has established a new entity TBQ Foods GmbH (“TBQ”), which shall acquire Banvit Shares. Prior to the completion of the transaction, the Qatar Investment Authority (“QIA”), the sovereign wealth fund of the State of Qatar, shall acquire participation in TBQ so that One Foods and QIA will hold, respectively, 60% and 40% of participation in the new company. Following the conclusion of the Transaction, TBQ will launch a mandatory tender offer to acquire the remaining 20.5% of the Shares from the minority shareholders, on the same terms and conditions offered to the Shareholders.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

The completion of the Transaction is subject to the satisfaction of the conditions precedent set forth in the definitive documents, including anti-trust approvals.

1.3.        Corporate reorganization One Foods Holdings Ltd. (“One Foods”)

On January 11, 2017, BRF established a new subsidiary, One Foods, based in Dubai, which will focus on predominantly Muslim markets.

The constitution of this subsidiary involved a restructuring that included: i) sale and purchase agreement on which One Foods acquired from BRF GmbH, BRF wholly-owned subsidiary, certain equity interest in entities that serve the Halal Business (for further details refer to note 1.1); and ii) contribution of the equity interest in SHB Indústria e Comércio de Alimentos to One Foods. SHB holds grain storage facilities, feed mills, outgrowers (outsourced farmers) agreements, hatcheries and 8 slaughtering and processing plants in Brazil.

On the date of transfer, the equity interest of SHB to One Foods Group, the transferred net assets were constituted as presented below:

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

03.31.17
ASSETS
CURRENT ASSETS
Cash and cash equivalents	309,615
Inventories	275,960
Biological assets	161,113
NON-CURRENT ASSETS
Biological assets	104,700
Property, plant and equipment, net	1,335,491
Intangible	557,759
Other current assets	51,022
TOTAL ASSETS	2,795,659

LIABILITIES
CURRENT LIABILITIES
Payroll and related charges	37,774
Trade accounts payable	23,521
Short-term debt	79,721
Pension and other post-employment plans	4,367
NON-CURRENT LIABILITIES
Short-term debt	2,408,976
Deferred income and social contribution taxes	182,952
Pension and other post-employment plans	16,322
TOTAL LIABILITIES	2,753,633

TRANSFERRED NET ASSETS	42,025

In addition BRF entered into certain agreements with One Foods that provide for the licensing of certain brands, operational and corporate activities cost sharing and supply of raw materials and finished goods.

On March 31, 2017, the total assets and shareholders' equity consolidated of One Foods were, respectively, R$7,935,784 and R$172,393.

1.4.        Weak Flesh Operation (“Operation”)

The Brazilian authorities are investigating Brazil’s meat processing industry in the so-called “Weak Flesh Operation,” which became public on March 17, 2017. The investigation involves a number of companies in the industry in Brazil.

On March 17, 2017, BRF learned of a decision issued by a federal judge of the 14th Federal Court of Curitiba - Paraná, authorizing the search and seizure of information and documents, and the detention of certain individuals in the context of this Weak Flesh Operation. Two BRF employees were detained (one of which has been released) and three were identified for questioning (of which two were questioned, including José Roberto P. Rodrigues, Vice President – Corporate Integrity of BRF).

In addition to the above, the Mineiros plant was temporarily suspended by the Ministry of Agriculture, Livestock and Food Supply (“MAPA”) on March 17, 2017, so that MAPA could conduct an additional audit on its production process of such plant. After conducting an audit, the MAPA authorized the Mineiros plant to resume operations as of April 8, 2017. The Mineiros plant reopened on April 10, 2017 and resumed its operations on April 11, 2017.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

On April 15, 2017, the Brazilian Federal Police issued a report on the investigation and recommended charges against three BRF employees. On April 20, 2017, based on the Brazilian Federal Police investigation, Brazilian federal prosecutors filed charges against two BRF employees (one BRF regional manufacturing officer and one BRF corporate affairs manager). On April 24, 2017, the federal judge of the 14th Federal Court of Curitiba - Paraná, accepted the charges filed.

Based on the charges filed against such two employees, the main allegations at this stage involve alleged misconduct relating to improper offers and/or promises to government inspectors.

BRF maintain informed certain regulators and governmental entities, including the U.S. Securities and Exchange Commission and U.S. Department of Justice in relation to this matter. BRF is cooperating with these inquiries.

BRF's Statutory Audit Committee has already initiated an investigation with respect to the allegations involving BRF employees in the Weak Flesh Operation and it will involve outside counsel in connection with this investigation, if necessary.

As a result of this transaction, the Company may present losses that are not possible to be estimated at this moment and therefore, no provision has been recorded, except for expenses incurred and disclosed in note 32.

1.5.        Seasonality

In Brazil and LATAM operating segments, in months of November and December of each year, the Company is impacted by seasonality due Christmas and New Years Celebrations, being the best-selling products in this period: turkey, Chester®, ham and pork loins.

In One Foods operating segment, seasonality is due to Ramadan, which is the holy month of the Muslim Calendar. The start of Ramadan depends on the beginning of the moon cycle and therefore can vary each year.

2.            MANAGEMENT’S STATEMENT AND BASIS OF PREPARATION AND PRESENTATION OF FINANCIAL STATEMENTS

The Company’s individual and consolidated financial statements are prepared in accordance with the International Financial Reporting Standards (“IFRS”) issued by the International Accounting Standards Board (“IASB”) and interpretations issued by the International Financial Reporting Interpretations Committee (“IFRIC”), introduced in Brazil through Brazilian Accounting Pronouncements Committee (“CPC”) and its technical interpretations  (“ICPC”) and guidelines (“OCPC”), approved by the Brazilian Securities Exchange Commission (“CVM”).

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

The Company’s individual and consolidated financial statements are expressed in thousands of Brazilian Reais (“R$”), as well as the amounts of other currencies disclosed in the financial statements, when applicable, were also expressed in thousands. Amounts disclosed in Brazilian Reais are informed when applicable.

The preparation of the Company’s financial statements requires Management to make judgments, use estimates and adopt assumptions that affect the reported amounts of revenues, expenses, assets and liabilities, as well as the disclosures of contingent liabilities, as of the reporting date. However, the uncertainty inherent to these judgments, assumptions and estimates could result in material adjustments to the carrying amount of the affected assets and liabilities in future periods.

The Company reviews its judgments, estimates and assumptions on a quarterly basis.

The individual and consolidated financial statements were prepared on the historical cost basis except for the following items which are measured at fair value:

(i.)          derivative and non-derivative financial instruments measured at fair value;

(ii.)         available for sale financial assets at fair value;

(iii.)        marketable securities classified as cash and cash equivalents measured at fair value;

(iv.)        share-based payments and employee benefits at fair value, and

(v.)         biological assets at fair value.

The Company’s Management notes that the individual and consolidated financial statements were prepared considering the continuing capacity of this operating activities, demonstrated through several acquisitions and maintenance of its operations in the operating segments in which it operates.

In addition, disclosed all relevant information in its explanatory notes, in order to clarify and complement an accounting basis used in the preparation of its financial statements.

3.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The quarterly financial information have been prepared according to CVM Deliberation Nº 673/11, that approved CPC 21 (R1), which establishes the minimum content of interim financial statement and the principles for measurement and recognition of a full or condensed set of financial statements for an interim period.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

The interim financial statements, in this case denominated as quarterly financial information, aim to provide updated information based on the last annual financial statements disclosed. Therefore, the quarterly financial information focus on new activities, events and circumstances and do not duplicate the information previously disclosed, except in the case where Management judged that the maintenance of the information was relevant.

The current quarterly financial information was consistently prepared based on the accounting policies and estimates calculation methodology adopted in the preparation of the annual financial statements for the year ended December 31, 2016 (note 3).

There were no changes on such policies and estimates calculation methodology. As allowed by CVM Deliberation Nº 673/11, Management decided not to disclose again the details of the accounting policies adopted by the Company. Hence, the quarterly financial information should be read in conjunction with the annual financial statements for the year ended December 31, 2016, in order to allow the users of this financial information to further understand the Company’s capacity of profit and future cash flows generation as well as its financial conditions and liquidity.

The exchange rates in Brazilian Reais that are effective at the balance sheet dates are as follows:

Exchange rate at the balance sheet date	03.31.17	12.31.16
Bath (THB)	0.0924	0.0911
Kwait Dinar (KWD)	10.4053	10.6751
Dirham (AED)	0.8628	0.8875
Singapore Dollar (SGD)	2.2683	2.2572
U.S. Dollar (US$ or USD)	3.1684	3.2591
Euro (€ or EUR)	3.3896	3.4384
Forint Hungary (HUF)	0.0110	0.0111
Yen (JPY)	0.0284	0.0279
Pound Sterling (£ or GBP)	3.9729	4.0364
Argentine Peso ($ or ARS)	0.2060	0.2056
Chilean Peso (CLP)	0.0048	0.0049
Uruguayan Peso (UYU)	0.1107	0.1122
Rande Africa (ZAR)	0.2361	0.2379
Renminbi Yuan China (CNY)	0.4603	0.4695
Saudi Riyal (SAR)	0.8449	0.8689
Qatar Riyal (QAR)	0.8702	0.8951
Omani Riyal (OMR)	8.2382	8.4718
Ringgit Malaysia (MYR)	0.7163	0.7267
Ruble Russia (RUB)	0.0561	0.0534
Won South Korea (KRW)	0.0028	0.0027

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

Average rates	03.31.17	03.31.16
Bath (THB)	0.0895	0.1096
Kwait Dinar (KWD)	10.3046	12.9638
Dirham (AED)	0.8558	1.0647
Singapore Dollar (SGD)	2.2187	2.7844
U.S. Dollar (US$ or USD)	3.1429	3.9100
Euro (€ or EUR)	3.3484	4.3086
Forint Hungary (HUF)	0.0108	0.0138
Yen (JPY)	0.0277	0.0339
Pound Sterling (£ or GBP)	3.8945	5.5957
Argentine Peso ($ or ARS)	0.2006	0.2713
Chilean Peso (CLP)	0.0048	0.0056
Uruguayan Peso (UYU)	0.1107	0.1243
Rande Africa (ZAR)	0.2378	0.2471
Renminbi Yuan China (CNY)	0.4565	0.5978
Saudi Riyal (SAR)	0.8382	1.0427
Qatar Riyal (QAR)	0.8633	1.0739
Omani Riyal (OMR)	8.1692	10.1638
Ringgit Malaysia (MYR)	0.7072	0.9321
Ruble Russia (RUB)	0.0535	0.0523
Won South Korea (KRW)	0.0027	0.0033

4.            FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

4.1.        Overview

In the normal course of its business, the Company is exposed to credit, liquidity and market risks, which are actively managed in conformity to the Financial Risk and Strategic Documents Management Policy (“Risk Policy”) and internal guidelines subject to such policy. The policy and guidelines, as well as the monitoring process, evaluation and approval processes of risk management were disclosed in detail in the financial statements for the year ended December 31, 2016 (note 4) and there were no changes in the three-month period ended March 31, 2017.

a.            Credit risk management

The Company is subject to the credit risk related to trade accounts receivable, financial investments and derivative contracts.

Credit risk associated with trade accounts receivable is actively managed through the use of specific systems. Furthermore, it should be noted the diversification of the customer portfolio and the concession of credit to customers with good financial and operational conditions. The Company does not usually require collateral for sales to customer, and has a contracted credit insurance policy for specific markets.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

Credit risk associated with financial investments and derivative contracts is limited to the counterparties listed below and is managed according to rating and concentration of the company’s portfolio.

On March 31, 2017, the Company had financial investments over R$100,000 at the following financial institutions: Banco Bradesco, Banco do Brasil, Banco do Nordeste, Banco Itaú, Banco Safra, Banco Santander, Caixa Econômica Federal and Ing Bank.

The Company also held derivative contracts with the following financial institutions: Banco BNP, Banco Bradesco, Banco do Brasil, Banco Itaú, Banco Santander, Banco Votorantim, Citibank, Deutsche Bank, Ing Bank, Merrill Lynch and Rabobank.

b.            Liquidity risk management

Liquidity risk management aims to reduce the impacts caused by events which may affect the Company’s cash flow. Thus, the Company utilizes the following metrics:

•         Cash Flow at Risk (“CFaR”), which aims to statistically estimates the cash flows for the next twelve months and the Company’s liquidity exposure. The Company determined that the minimum cash available should be equivalent mainly to the average monthly billing and EBITDA for the last twelve-month period; and

•         Value at Risk ("VaR") is used for derivative transactions that require payments of periodic adjustments. Currently, the Company holds only BM&F Bovespa operations with daily adjustments and in order to monitor them, such methodology is utilized, which statistically measures potential maximum adjustments to be paid at intervals of 1 to 21-days.

The Company maintains its leverage levels in order to avoid any impact to its ability to settle commitments and obligations. As a guideline, the majority of the debt should be in long term. On March 31, 2017, the long term debt portion accounted for 82.0% (82.9%  as of December 31, 2016) of the total outstanding debt with an average term greater than

3 years.

The table below summarizes the commitments and contractual obligations that may impact the Company’s liquidity:

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

	Parent company
	03.31.17
	Book value	Cash flow contracted	2017	2018	2019	2020	2021	2022 onwards
Non derivative financial liabilities
Loans and financing	9,213,909	11,404,763	2,081,250	3,110,786	3,711,057	1,510,729	10,161	980,780
BRF bonds	4,128,655	5,020,964	170,021	650,646	131,271	131,271	131,271	3,806,484
Trade accounts payable	4,214,821	4,214,821	4,214,821	-	-	-	-	-
Supply chain finance	937,829	937,829	937,829	-	-	-	-	-
Financial lease	267,155	360,749	120,078	51,105	45,255	32,039	23,433	88,839
Operational lease	-	513,706	278,142	110,287	45,491	20,088	14,314	45,384

Derivative financial liabilities
Financial instruments designated as cash flow hedge
Interest rate and exchange rate derivatives	145,807	130,636	(6,338)	136,974	-	-	-	-
Currency derivatives (NDF)	2,837	231	3,289	(3,058)	-	-	-	-
Currency derivatives (options)	13,329	-	-	-	-	-	-	-
Commodities derivatives (NDF)	3,135	3,135	3,135	-	-	-	-	-
Financial instruments not designated as cash flow hedge
Currency derivatives (NDF)	2,040	6,585	6,585	-	-	-	-	-
Currency derivatives (Future)	577	576	576	-	-	-	-	-
Interest rate and exchange rate derivatives	172,407	242,828	242,828	-	-	-	-	-
Currency derivatives (options)	89	-	-	-	-	-	-	-

	Consolidated
	03.31.17
	Book value	Cash flow contracted	2017	2018	2019	2020	2021	2022 onwards
Non derivative financial liabilities
Loans and financing	11,184,905	13,642,751	2,523,126	4,309,955	3,721,625	1,521,326	20,729	1,545,990
BRF bonds	4,128,655	5,020,964	170,021	650,646	131,271	131,271	131,271	3,806,484
BFF bonds	274,288	332,133	9,889	19,778	19,778	282,688	-	-
Sadia bonds	365,866	369,550	369,550	-	-	-	-	-
BRF GMBH bonds	1,544,329	3,222,856	112,874	112,874	112,874	112,874	112,874	2,658,486
Quickfood bonds	131,718	125,955	25,588	23,347	16,141	36,459	12,210	12,210
SHB bonds	2,384,673	2,238,872	34,456	68,913	68,913	68,913	68,913	1,928,764
Trade accounts payable	5,513,330	5,513,330	5,513,330	-	-	-	-	-
Supply chain finance	1,009,740	1,009,740	1,009,740	-	-	-	-	-
Financial lease	275,456	375,534	124,409	54,491	47,181	33,114	23,433	92,906
Operational lease	-	626,895	346,087	124,738	53,289	25,920	19,764	57,097

Derivative financial liabilities
Financial instruments designated as cash flow hedge
Interest rate and exchange rate derivatives	161,607	152,477	(493)	152,579	391	-	-	-
Currency derivatives (NDF)	2,837	231	3,289	(3,058)	-	-	-	-
Currency derivatives (options)	13,329	-	-	-	-	-	-	-
Commodities derivatives (NDF)	3,135	3,135	3,135	-	-	-	-	-
Financial instruments not designated as cash flow hedge
Currency derivatives (NDF)	22,339	30,223	30,223	-	-	-	-	-
Currency derivatives (Future)	577	576	576	-	-	-	-	-
Interest rate and exchange rate derivatives	172,407	183,780	183,780	-	-	-	-	-
Commodities derivatives (Future)	89	-	-	-	-	-	-	-

c.            Interest rate risk management

Interest rates risk is the one the Company incurs in economic losses resulting from changes in these rates, which could affect its assets and liabilities.

The Company’s Risk Policy does not restrict exposure to different interest rates, neither establishes limits for fixed or floating rates. However, the Company continually monitors the market interest rates, in order to evaluate any need to enter into hedging transaction to protect from the exposure to fluctuation of such rates and manage the mismatch between its financial investments and debts. In these transactions the Company enters into contracts that exchange floating rate for fixed rate or vice-versa. Such transactions were designated by the Company as cash flow hedge.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

The Company’s indebtedness is essentially tied to the London Interbank Offered rate ("LIBOR"), fixed coupon (“R$ and USD”), Long Term Interest Rate ("TJLP") and Monetary Unit of the Bank National Economic and Social Development ("UMBNDES") rates. In case of adverse changes in the market that result in LIBOR, TJLP and UMBNDES hikes, the cost of the floating indebtedness rises and on the other hand, the cost of the fixed indebtedness decreases in relative terms.

With regards to the Company's marketable securities, the main index is the Interbank Deposit Certificate ("CDI") for investments in Brazil and fixed coupon (“USD”) for investments in the International market.

d.            Foreign exchange risk management

Foreign exchange risk is the one related to variations of foreign exchange rates that may cause the Company to incur unexpected losses, leading to a reduction of assets or an increase in liabilities.

The Risk Policy is intended to protect the Company's results from these variations, in order to:

•         Protect operating revenues and costs that are related to transactions arising from commercial activities, such as estimated exports and purchases of raw materials, utilizing hedging instruments, that is, to protect its future cash flow denominated in foreign currency; and

•         Manage assets and liabilities denominated in foreign currencies in order to protect the balance sheet of the Company, through the use of over-the-counter and futures transactions.

The Company’s consolidated financial statements are mainly impacted by the following currencies: Argentine Peso, Baht, Yen, Dirham, Euro, Kwait Dinar, Pound Sterling, Riyal Saudi Arabia, Riyal Qatar and U.S. Dollar.

Assets and liabilities denominated in foreign currency are as follows summarized in U.S. Dollar:

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

	Consolidated
	03.31.17	12.31.16
	Exposure (in thousand of US$)

Cash and cash equivalents	27,829	8,500
Trade accounts receivable	439,021	464,040
Trade accounts payable	(267,803)	(217,029)
Loans and financing	(1,669,915)	(1,664,644)
Hedge	952,798	1,067,059
Investments, net	456,073	135,556
Other assets and liabilities, net	30,664	22,944

Exposure in result	(31,333)	(183,574)

The investments, net line item is comprised of natural hedges derived from assets and liabilities of foreign subsidiaries with the Brazilian Reais as functional currency. The US$456,073 exposure may be composed into US$1,439,876 assets and US$983,803 liabilities. The Company’s strategy seeks to neutralize the impacts of exchange variations, and for that objective, during 2017 more hedge was contracted to protect the direct exposure into statement of income.

The Company has a foreign exchange exposure that impacts shareholders’ equity of US$1,478,081 (equivalent to R$4,683,151) on March 31, 2017 (US$1,334,149 on December 31, 2016 equivalent to R$4,348,125). This exposure does not contemplate the effects of the financial instruments designated as hedge accounting presented in the note 4.2.1, which present a temporary effect on shareholders’ equity.

e.            Commodity price risk management

In the normal course of its operations, the Company purchases commodities, mainly corn, soymeal, oil and live hog, which are some of the individual components of production cost.

Corn, soymeal and oil prices are subject to volatility resulting from weather conditions, crop yield, transportation and storage costs, government’s agricultural policy, foreign exchange rates and the prices of these commodities on the international market, among others factors. The prices of hog acquired from third parties are subject to market conditions and are influenced by internal availability and levels of demand in the international market, among other aspects.

The Risk Policy establishes limits for hedging the corn and soymeal purchase flow, aiming to reduce the impact resulting from a price increase of these raw materials, and may utilize derivative instruments or inventory management for this purpose. Currently, the management of inventory levels is used as a hedging instrument.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

f.             Capital management

The Company’s definition of the adequate capital structure is essentially associated with (i) cash strength as a tolerance factor to liquidity volatility, (ii) financial leverage and (iii) maximization of the opportunity cost of capital.

The cash and liquidity strategy takes into consideration the historical scenarios of volatility of results as well as simulations of sectorial and systemic crises and is based on permitting the resilience in scenarios of restricted access to capital.

Financial leverage aims the balance between the different sources of funding and their conditions of allocation in order to maximize the opportunity cost to BRF in its business expansion initiatives. Moreover, the objective of maintaining the investment grade disciplines the weighting of using own and third party capital.

The Company monitors debt levels and net debt, which are shown below:

	Consolidated
	03.31.17			12.31.16
	Current	Non-current	Total	Total
Foreign currency debt	(1,754,823)	(9,267,006)	(11,021,829)	(10,318,725)
Local currency debt	(1,848,320)	(7,144,285)	(8,992,605)	(8,643,655)
Other financial liabilities	(376,320)	-	(376,320)	(529,571)
Gross debt	(3,979,463)	(16,411,291)	(20,390,754)	(19,491,951)

Marketable securities and cash and cash equivalents	6,833,244	457,398	7,290,642	7,506,932
Other financial assets	199,931	-	199,931	198,015
Restricted cash	214,573	442,500	657,073	645,808
Net debt	3,268,285	(15,511,393)	(12,243,108)	(11,141,196)

4.2.        Derivative and non-derivative financial instruments designated as hedge accounting

As established by CVM Deliberation Nº 604/09, the Company applies hedge accounting to its derivative instruments classified as cash flow hedge of highly probable forecasted transactions and fair value hedge of firm commitments, in accordance with the Risk Policy. The cash flow hedge consists of hedging the exposure to variations of the cash flows attributable to a particular risk associated with a recognized asset or liability or a highly probable forecasted transaction that could affect profit and loss. The fair value hedge of a firm commitment is a protection against fluctuations of a specific type of risk associated to a firm agreement to exchange a determined quantity for a determined price in a specific date, or in specific future determined dates.

The Risk Policy has also the purpose of determining parameters for using financial instruments, including derivatives, which are designated as protection to operating and financial assets and liabilities, which are exposed to the variations of foreign exchange rates, the fluctuation of interest rates and changes to commodity prices. The Risk Management Committee is responsible for ensuring compliance to the requirements established by the Company’s Risk Policy, supported by the Risk Management area.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

The Company within its hedge accounting strategy utilizes the following financial instruments:

•         Currency non-deliverable forwards – NDF;

•         Interest rate and currency swap;

•         Options;

•         Fixed exchange rate;

•         Export prepayments – PPEs;

•         Senior unsecured notes – Bonds; and

•         Commodities non-deliverable forwards - NDF

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

4.2.1 Breakdown of the balances of derivative financial instruments and exchange fixed rate

The positions of outstanding derivative financial instruments and exchange fixed rate are as follows:

Parent company and Consolidated
03.31.17					12.31.16
Instrument	Hedge object	Reference currency (notional)	Reference value (notional)	Fair value (1)	Reference value (notional)	Fair value (1)
Financial instruments designated as hedge accounting
NDF - U.S. Dollar sale	Currency	US$	273,756	26,799	106,935	6,556
NDF - Euro sale	Currency	EUR	90,000	48,200	145,000	56,852
NDF - Pound Sterling sale	Currency	GBP	49,000	5,412	34,000	11,142
Currency swap - U.S. Dollar	Currency	BRL	250,000	(137,577)	250,000	(150,803)
Interest rate swap - U.S. Dollar	Interest	US$	200,000	(8,230)	200,000	(11,337)
Options - U.S. Dollar	Currency	US$	916,881	84,831	1,322,000	66,791
Options - Euro	Currency	EUR	30,000	7,279	80,000	16,886
NDF - Commodities purchase	Commodities	Ton/US$	38,001	(1,609)	85,000	(880)
NDF - Commodities sale	Commodities	Ton/US$	738,592	4,245	308,592	1,837
Future - BM&FBOVESPA	Commodities	Ton/US$	85,590	172	31,995	(27)
Total in Parent company				29,522		(2,983)
Interest rate swap - U.S. Dollar	Interest	US$	200,000	(15,800)	200,000	(22,025)
Fixed exchange rate - U.S. Dollar	Currency	US$	-	-	770	(60)
Fixed exchange rate - Euro	Currency	EUR	1,222	90	6,566	(225)
Fixed exchange rate - Pound Sterling	Currency	GBP	2,584	271	6,578	19
Total Consolidated				14,083		(25,274)

Financial instruments not designated as hedge accounting
NDF - Purchase of U.S. Dollar	Currency	US$	680,000	2,042	680,000	(82,481)
Currency swap - U.S. Dollar	Currency	US$	153,689	(152,971)	221,977	(200,799)
Currency swap - Euro	Currency	EUR	13,750	(19,436)	13,750	(17,742)
Interest rate - R$	Interest	BRL	50,000	769	50,000	438
Options - U.S. Dollar - Put	Currency	US$	20,000	89	-	-
Options - U.S. Dollar - Call	Currency	US$	20,000	(89)	-	-
Future - BM&FBOVESPA	Currency	US$	105,000	(577)	150,000	(5,230)
Total in Parent company				(170,173)		(305,814)
NDF - Purchase of Euro	Currency	EUR	420,000	(20,299)	300,000	(479)
Fixed exchange rate - US$	Currency	US$	-	-	790	11
Total Consolidated				(190,472)		(306,282)

Total in Parent company				(140,651)		(308,797)
Total Consolidated				(176,389)		(331,556)

(1)     The market value determination method used by the Company consists of calculating the future value based on the contracted conditions and determining the present value based on market curves, obtained from the database of Bloomberg and BM&FBOVESPA.

a.            Non-deliverable forwards – NDF

  i.    Currency non-deliverable forwards - NDF

The position of the currency non-deliverable forward – NDF, by maturity, as well as the weighted average exchange rates and the fair value, are presented as follows:

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

Parent company and Consolidated
03.31.17
PUT	R$ x US$			R$ x EUR			R$ x GBP
Maturities	Notional (US$)	Average rate	Fair value	Notional (EUR)	Average rate	Fair value	Notional (GBP)	Average rate	Fair value
Financial instruments designated as cash flow hedge
April 2017	97,000	3.1777	1,373	20,000	3.9614	11,628	20,000	4.0095	865
May 2017	20,000	3.2263	1,371	20,000	4.0105	12,252	20,000	4.0391	1,570
June 2017	72,084	3.3631	11,665	20,000	4.0361	12,283	3,000	4.7235	2,140
July 2017	-	-	-	10,000	4.0447	5,912	-	-	-
August 2017	44,672	3.4405	9,040	10,000	3.7744	3,012	3,000	4.1907	406
September 2017	20,000	3.4235	3,420	10,000	3.8154	3,113	3,000	4.2301	431
February 2018	20,000	3.3213	(70)	-	-	-	-	-	-
	273,756	3.3014	26,799	90,000	3.9612	48,200	49,000	4.0899	5,412

Parent company and Consolidated
CALL	US$ x R$			US$ x EUR
Maturities	Notional (US$)	Average rate	Fair value	Notional (EUR)	Average rate	Fair value
Financial instruments not designated as cash flow hedge
June 2017	680,000	3.1892	2,042	420,000	1.0876	(20,299)
	680,000	3.1892	2,042	420,000	1.0876	(20,299)

ii.    Commodities non-deliverable forwards – NDF

The position of the commodities non-deliverable forwards – NFD, by maturity, as well as weighted average exchange rates and the fair value, are presented as follows:

Parent company and Consolidated
03.31.17
CALL - Soymeal	Quantity	Average rate	Fair
Maturities	Ton	US$/Ton	value
Designated as hedge accounting
April 2017	13,000	126.23	(556)
May 2017	5,000	127.53	(212)
June 2017	15,001	127.53	(638)
July 2017	4,000	127.89	(175)
August 2017	1,000	126.16	(28)
	38,001	127.09	(1,609)

PUT - Corn	Quantity	Average rate	Fair
Maturities	Ton	US$/Ton	value
Designated as hedge accounting
June 2017	542,591	148.51	3,708
August 2017	196,001	150.17	537
	738,592	148.95	4,245

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

b.            Interest rate and currency swap

The position of interest rate and currency swap is presented as follows:

				Parent company		Consolidated
03.31.17
Instrument	Maturity	Assets (Hedged object)	Liabilities (Protected risk)	Notional	Fair value	Notional	Fair value
Financial instruments designated as cash flow hedge

Interest rate	01.22.18	LIBOR 6M + 2.82% p.a.	5.86% p.a.	100,000	(1,981)	100,000	(1,981)
Interest rate	06.18.18	LIBOR 3M + 2.60% p.a.	5.47% p.a.	100,000	(6,249)	100,000	(6,249)
Interest rate	02.01.19	LIBOR 6M + 2.70% p.a.	5.90% p.a.	-	-	100,000	(7,956)
Interest rate	02.01.19	LIBOR 6M + 2.70% p.a.	5.88% p.a.	-	-	100,000	(7,844)
				200,000	(8,230)	400,000	(24,030)

Currency swap	05.22.18	R$ + 7.75%	US$ + 1.60%	250,000	(137,577)	250,000	(137,577)

					(145,807)		(161,607)

Financial instruments not designated as cash flow hedge
Interest rate - Bond	05.22.18	R$ (Fixed rate of 7.75% p.a.)	68.84% CDI	50,000	769	50,000	769

Currency swap	05.22.17	US$	72.20% CDI	17,812	(17,920)	17,812	(17,920)
Currency swap	05.22.17	US$	73.76% CDI	9,875	(10,080)	9,875	(10,080)
Currency swap	05.24.17	US$	70.75% CDI	116,636	(115,883)	116,636	(115,883)
Currency swap	06.06.17	US$	73.00% CDI	5,078	(5,088)	5,078	(5,088)
Currency swap	07.28.17	US$	72.30% CDI	4,288	(4,000)	4,288	(4,000)
				153,689	(152,971)	153,689	(152,971)

Currency swap	06.05.17	EURO	83.03% CDI	13,750	(19,436)	13,750	(19,436)
					(171,638)		(171,638)

c.            Fixed exchange rate

The position of fixed exchange rate designated as hedge accounting is presented as follows:

Consolidated
03.31.17
PUT	THB x EUR			THB x GBP
Maturities	Notional EUR	Average EUR	Fair value	Notional GBP	Average GBP	Fair value
Designated as hedge accounting
June 2017	1,222	37.7600	90	2,584	44.2846	271
	1,222	37.7600	90	2,584	44.2846	271

d.            Options

  i.    Currency options

The Company designates as a cash flow hedge only the variation in the intrinsic value of its options, recognizing the time value of the premium in the financial result. If the hedge is not effective and the option is not exercised due to devaluation of the Brazilian Real, the losses related to the options will be registered as financial expenses in the statement of income.

The Company has designated transactions involving options denominated collar where there is a purchase of a put option ("PUT") and a sale of a call option ("CALL"), simultaneously, such that the premium paid for the put is compensated by the premium received in the call.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

When the market price of any of the options is not available in an active market, the fair value is based on an option pricing model (Black-Scholes or Binomial).

Parent company and Consolidated
03.31.17
R$ x US$
Type	Maturities	Notional (US$)	Average US$	Fair value

Financial instruments designated as cash flow hedge
Collar - Call (Sale)	April 2017	(100,000)	3.9539	-
Collar - Put (Purchase)	April 2017	100,000	3.2900	13,949
Collar - Call (Sale)	May 2017	(142,000)	3.7468	(1,434)
Collar - Put (Purchase)	May 2017	142,000	3.2018	12,513
Collar - Call (Sale)	June 2017	(137,844)	3.8620	(1,745)
Collar - Put (Purchase)	June 2017	137,844	3.2019	12,985
Collar - Call (Sale)	July 2017	(142,474)	4.0663	(411)
Collar - Put (Purchase)	July 2017	142,474	3.2062	13,454
Collar - Call (Sale)	August 2017	(84,563)	3.8358	(1,609)
Collar - Put (Purchase)	August 2017	84,563	3.2790	12,104
Collar - Call (Sale)	September 2017	(80,000)	3.9159	(1,666)
Collar - Put (Purchase)	September 2017	80,000	3.2850	11,684
Collar - Call (Sale)	October 2017	(100,000)	4.0516	(1,811)
Collar - Put (Purchase)	October 2017	100,000	3.2780	13,787
Collar - Call (Sale)	November 2017	(40,000)	3.5655	(2,341)
Collar - Put (Purchase)	November 2017	40,000	3.0900	2,109
Collar - Call (Sale)	December 2017	(20,000)	3.6150	(1,184)
Collar - Put (Purchase)	December 2017	20,000	3.0900	1,111
Collar - Call (Sale)	January 2018	(20,000)	3.7000	(1,127)
Collar - Put (Purchase)	January 2018	20,000	3.1000	1,250
		-		81,618

Put (Purchase)	April 2017	20,000	3.1600	858
Put (Purchase)	May 2017	15,000	3.1900	1,153
Put (Purchase)	June 2017	15,000	3.1900	1,202
				3,213

				84,831

Parent company and Consolidated
03.31.17
R$ x EUR
Type	Maturities	Notional (EUR)	Average EUR	Fair value

Financial instruments designated as cash flow hedge
Collar - Call (Sale)	April 2017	(10,000)	4.4815	-
Collar - Put (Purchase)	April 2017	10,000	3.6200	2,491
Collar - Call (Sale)	May 2017	(10,000)	4.5800	-
Collar - Put (Purchase)	May 2017	10,000	3.6200	2,462
Collar - Call (Sale)	June 2017	(10,000)	4.7060	-
Collar - Put (Purchase)	June 2017	10,000	3.6200	2,326
		-		7,279

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

Parent company and Consolidated
03.31.17
R$ x US$
Type	Maturities	Notional (US$)	Average US$	Fair value

Financial instruments not designated as cash flow hedge
Put (Sale)	April 2017	(20,000)	3.1250	89
Put (Purchase)	April 2017	20,000	3.1250	(89)
		-		-

4.2.2 Breakdown of the balances of non-derivative financial instruments

The position of non-derivative financial instruments designated as cash flow hedge is presented as follows:

Parent company and Consolidated
			03.31.17		12.31.16
Hedge Instrument	Hedge object	Reference currency (notional)	Value (notional)	Fair value (1)	Value (notional)	Fair value (1)
Financial instruments designated as cash flow hedge

Export prepayment - PPEs	Exchange rate	USD	283,333	897,713	300,000	977,730
Senior unsecured notes - Bonds	Exchange rate	USD	268,662	952,789	268,662	977,157

			551,995	1,850,502	568,662	1,954,887

(1)     Reference value converted by Ptax rate in effect at period-end or partial repeal dates.

a.            Export prepayments – PPEs

The position of PPEs designated as cash flow hedge is presented as follows:

Parent company and Consolidated
03.31.17
Hedge Instrument	Type of risk hedged	Maturities	Notional (US$)	Average rate	Fair value (1)

Export prepayment - PPE	US$ (E.R.)	04.2017 to 02.2019	283,333	1.7909	897,713

(1)       Reference value converted by the Ptax rate at the end of the period or partial revocation dates. Such amount demonstrate the total that may impact the Company's shareholders' equity.

b.            Senior unsecured notes – Bonds

The position of bonds designated as cash flow hedge is presented as follows:

Parent company and Consolidated
03.31.17
Hedge Instrument	Type of risk hedged	Maturities	Notional (US$)	Average rate	Fair value (1)

BRF SA BRFSBZ5	US$ (E.R.)	06.2022	118,662	2.0213	477,529
BRF SA BRFSBZ3	US$ (E.R.)	05.2023	150,000	2.0387	475,260

			268,662	2.0300	952,789

(1)       Reference value converted by the Ptax rate at the end of the period or partial revocation dates. Such amount demonstrate the total that may impact the Company's shareholders' equity.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

4.3.        Gains and losses of derivative and non-derivative financial instruments

The unrealized gains and losses of derivative and non-derivative financial instruments designated as cash flow hedge are recorded as a component of other comprehensive income, as set forth below:

	Shareholders' Equity
	Parent company		Consolidated
	03.31.17	12.31.16	03.31.17	12.31.16
Derivatives designated as cash flow hedges
Foreign exchange risks	(6,914)	(28,998)	(6,554)	(29,169)
Interest risks	(7,753)	(8,803)	(22,018)	(25,872)
Commodity risks	(5,688)	3,389	(5,688)	3,389
	(20,355)	(34,412)	(34,260)	(51,652)

Non derivatives designated as cash flow hedges
Foreign exchange risks	(734,076)	(812,007)	(734,076)	(812,007)

Gross losses	(754,431)	(846,419)	(768,336)	(863,659)
Deferred taxes on losses	256,507	287,782	256,464	287,739
OCI recognized by subsidiaries	(13,948)	(17,283)	-	-
Losses, net of taxes	(511,872)	(575,920)	(511,872)	(575,920)

Change in gross losses	91,988	798,351	95,323	819,983
Income taxes on financial instruments adjustments	(31,275)	(272,664)	(31,275)	(272,707)
OCI recognized by subsidiaries	3,335	21,589	-	-
Impact in other comprehensive income	64,048	547,276	64,048	547,276

During the three-month period ended March 31, 2017, the realized transaction with derivative and non-derivative financial instruments designated as cash flow hedge resulted in a gain of R$117,928 (loss of R$70,262 during the three-month period ended March 31, 2016), composed by a net gain amounting to R$107,816 (loss of R$70,405 during the three-month period ended March 31, 2016) recorded as gross revenues and a net loss of R$10,112 (gain of R$143 during the three-month period ended March 31, 2016) recorded in the financial result.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

4.4.        Breakdown of financial instruments by category – except derivatives

	Parent company
	03.31.17
	Loans and receivables	Available for sale	Trading securities	Held to maturity	Financial liabilities	Total
Assets
Amortized cost
Cash and cash equivalents	3,540,603	-	-	-	-	3,540,603
Marketable securities	-	-	-	82,637	-	82,637
Restricted cash	-	-	-	574,505	-	574,505
Trade accounts receivable	7,204,006	-	-	-	-	7,204,006
Other credits	304,908	-	-	-	-	304,908
Other receivables	1,749,515	-	-	-	-	1,749,515
Fair value
Marketable securities	-	253,760	209,837	-	-	463,597

Liabilities
Amortized cost
Trade accounts payable	-	-	-	-	(4,214,821)	(4,214,821)
Supply chain finance	-	-	-	-	(937,829)	(937,829)
Loans and financing
Local currency	-	-	-	-	(8,826,847)	(8,826,847)
Foreign currency	-	-	-	-	(4,515,717)	(4,515,717)
Capital lease payable	-	-	-	-	(267,155)	(267,155)
	12,799,032	253,760	209,837	657,142	(18,762,369)	(4,842,598)

	Parent company
	12.31.16
	Loans and receivables	Available for sale	Trading securities	Held to maturity	Financial liabilities	Total
Assets
Amortized cost
Cash and cash equivalents	3,856,505	-	-	-	-	3,856,505
Marketable securities	-	-	-	80,200	-	80,200
Restricted cash	-	-	-	555,667	-	555,667
Trade accounts receivable	8,409,234	-	-	-	-	8,409,234
Other credits	335,018	-	-	-	-	335,018
Other receivables	74,164	-	-	-	-	74,164
Fair value
Marketable securities	-	329,876	228,969	-	-	558,845

Liabilities
Amortized cost
Trade accounts payable	-	-	-	-	(4,758,721)	(4,758,721)
Supply chain finance	-	-	-	-	(1,335,582)	(1,335,582)
Loans and financing
Local currency	-	-	-	-	(8,643,655)	(8,643,655)
Foreign currency	-	-	-	-	(7,291,438)	(7,291,438)
Capital lease payable	-	-	-	-	(211,482)	(211,482)
	12,674,921	329,876	228,969	635,867	(22,240,878)	(8,371,245)

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

	Consolidated
	03.31.17
	Loans and receivables	Available for sale	Trading securities	Held to maturity	Financial liabilities	Total
Assets
Amortized cost
Cash and cash equivalents	6,307,017	-	-	-	-	6,307,017
Marketable securities	-	-	-	252,675	-	252,675
Restricted cash	-	-	82,568	574,505	-	657,073
Trade accounts receivable	3,157,939	-	-	-	-	3,157,939
Other credits	305,547	-	-	-	-	305,547
Other receivables	1,783,067	-	-	-	-	1,783,067
Fair value
Marketable securities	-	456,506	274,444	-	-	730,950

Liabilities
Amortized cost
Trade accounts payable	-	-	-	-	(5,513,330)	(5,513,330)
Supply chain finance	-	-	-	-	(1,009,740)	(1,009,740)
Loans and financing
Local currency	-	-	-	-	(8,992,605)	(8,992,605)
Foreign currency	-	-	-	-	(11,021,829)	(11,021,829)
Capital lease payable	-	-	-	-	(275,456)	(275,456)
	11,553,570	456,506	357,012	827,180	(26,812,960)	(13,618,692)

	Consolidated
	12.31.16
	Loans and receivables	Available for sale	Trading securities	Held to maturity	Financial liabilities	Total
Assets
Amortized cost
Cash and cash equivalents	6,356,919	-	-	-	-	6,356,919
Marketable securities	-	-	-	255,493	-	255,493
Restricted cash	-	-	90,140	555,668	-	645,808
Trade accounts receivable	3,095,848	-	-	-	-	3,095,848
Other credits	335,506	-	-	-	-	335,506
Other receivables	74,164	-	-	-	-	74,164
Fair value
Marketable securities	-	623,275	271,245	-	-	894,520

Liabilities
Amortized cost
Trade accounts payable	-	-	-	-	(5,839,838)	(5,839,838)
Supply chain finance	-	-	-	-	(1,335,582)	(1,335,582)
Loans and financing
Local currency	-	-	-	-	(8,643,655)	(8,643,655)
Foreign currency	-	-	-	-	(10,318,725)	(10,318,725)
Capital lease payable	-	-	-	-	(216,823)	(216,823)
	9,862,437	623,275	361,385	811,161	(26,354,623)	(14,696,365)

4.5.        Determination of the fair value of financial instruments

The Company discloses its financial assets and liabilities at fair value, based on the appropriate accounting pronouncements, which refers to concepts of valuation and disclosure requirements.

Particularly related to the disclosure, the Company applies the hierarchy requirements set out in CVM Deliberation 699/12, which involves the following aspects:

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

•         The fair value is the price that an asset could be exchanged and a liability could be settled, between knowledgeable willing parties in an arm’s length transaction; and

•         Hierarchy on 3 levels for measurement of the fair value, according to observable inputs for the valuation of an asset or liability on the date of its measurement.

The valuation established on 3 levels of hierarchy for measurement of the fair value is based on observable and non-observable inputs. Observable inputs reflect market data obtained from independent sources, while non-observable inputs reflect the Company’s valuation technics. These 2 types of inputs create the hierarchy of fair value set forth below:

•         Level 1 – Prices quoted (unadjusted) for identical instruments in active markets. Investments in credit linked notes, Brazilian foreign debt securities, Financial Treasury  Bills (“LFT”) and stocks are classified at level 1 of the fair value hierarchy;

•         Level 2 – Prices quoted in active markets for similar instruments, prices quoted for identical or similar instruments in non-active markets and evaluation models for which inputs are observable. Investments in Bank Deposit Certificates (“CDB”) are classified at level 2, since the determination of fair value is based on the price quotation of similar financial instruments in non-active markets. Readily observable market inputs are used, such as interest rate forecasts, volatility factors and foreign currency rates.

•         Level 3 – Instruments whose significant inputs are non-observable. The Company does not have financial instruments in this level.

The table below presents the overall classification of financial assets and liabilities according to the valuation hierarchy. For the three-month period ended on March 31, 2017, there were no changes between the 3 levels of hierarchy.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

	Parent company
	03.31.17
	Level 1	Level 2	Level 3	Total
Assets
Financial assets
Available for sale
Stocks	253,760	-	-	253,760
Held for trading
Bank deposit certificates	-	49,642	-	49,642
Financial treasury bills	160,195	-	-	160,195
Other financial assets
Derivatives designated as hedge accounting	-	194,630	-	194,630
Derivatives not designated as hedge accounting	-	4,940	-	4,940
	413,955	249,212	-	663,167
Liabilities
Financial liabilities
Other financial liabilities
Derivatives designated as hedge accounting	-	(165,108)	-	(165,108)
Derivatives not designated as hedge accounting	-	(175,113)	-	(175,113)
	-	(340,221)	-	(340,221)

	Parent company
	12.31.16
	Level 1	Level 2	Level 3	Total
Assets
Financial assets
Stocks	329,876	-	-	329,876
Held for trading
Bank deposit certificates	-	48,425	-	48,425
Financial treasury bills	180,544	-	-	180,544
Other financial assets
Derivatives designated as hedge accounting	-	197,477	-	197,477
Derivatives not designated as hedge accounting	-	438	-	438
	510,420	246,340	-	756,760
Liabilities
Financial liabilities
Other financial liabilities
Derivatives designated as hedge accounting	-	(200,460)	-	(200,460)
Derivatives not designated as hedge accounting	-	(306,252)	-	(306,252)
	-	(506,712)	-	(506,712)

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

	Consolidated
	03.31.17
	Level 1	Level 2	Level 3	Total
Assets
Financial assets
Available for sale
Credit linked notes	108,887	-	-	108,887
Brazilian foreign debt securities	34,347	-	-	34,347
Stocks	313,272	-	-	313,272
Held for trading
Bank deposit certificates	-	50,857	-	50,857
Financial treasury bills	160,195	-	-	160,195
Investment funds	63,392	-	-	63,392
Other financial assets
Derivatives designed as hedge accounting	-	194,991	-	194,991
Derivatives not designated as hedge accounting	-	4,940	-	4,940
	680,093	250,788	-	930,881
Liabilities
Financial liabilities
Other financial liabilities
Derivatives designed as hedge accounting	-	(180,908)	-	(180,908)
Derivatives not designated as hedge accounting	-	(195,412)	-	(195,412)
	-	(376,320)	-	(376,320)

	Consolidated
	12.31.16
	Level 1	Level 2	Level 3	Total
Assets
Financial assets
Available for sale
Credit linked notes	187,384	-	-	187,384
Brazilian foreign debt securities	56,416	-	-	56,416
Stocks	379,475	-	-	379,475
Held for trading
Bank deposit certificates	-	48,425	-	48,425
Financial treasury bills	180,544	-	-	180,544
Investment funds	42,276	-	-	42,276
Other financial assets
Derivatives designed as hedge accounting	-	197,520	-	197,520
Derivatives not designated as hedge accounting	-	495	-	495
	846,095	246,440	-	1,092,535
Liabilities
Financial liabilities
Other financial liabilities
Derivatives designed as hedge accounting	-	(222,794)	-	(222,794)
Derivatives not designated as hedge accounting	-	(306,777)	-	(306,777)
	-	(529,571)	-	(529,571)

4.6.        Comparison between book value and fair value of financial instruments

Except for the items presented below, the book value of all other financial instruments approximate fair value. The fair value of financial instruments presented below was based in prices observed in active markets, level 1 of the hierarchy for fair value measurement.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

	Parent company and Consolidated
		03.31.17		12.31.16
	Maturity	Book value	Fair value	Book value	Fair value
BRF bonds
BRF SA BRFSBZ5	2022	(358,712)	(394,985)	(364,006)	(415,115)
BRF SA BRFSBZ4	2024	-	-	(2,424,133)	(2,404,442)
BRF SA BRFSBZ3	2023	(1,540,604)	(1,507,767)	(1,568,079)	(1,567,412)
BRF SA BRFSBZ7	2018	(512,702)	(492,166)	(502,933)	(475,868)
BRF SA BRFSBZ2	2022	(1,716,637)	(1,729,704)	(1,729,142)	(1,795,814)
Parent company		(4,128,655)	(4,124,622)	(6,588,293)	(6,658,651)

BFF bonds
Sadia Overseas BRFSBZ7	2020	(274,288)	(289,866)	(287,211)	(308,745)
Sadia bonds
Sadia Overseas BRFSBZ6	2017	(365,866)	(368,011)	(370,023)	(376,702)
Bonds BRF - SHB
BRF SA BRFSBZ4	2024	(2,384,673)	(2,336,232)	-	-
Bonds BRF Gmbh
BRF SA BRFSBZ4	2026	(1,544,329)	(1,459,119)	(1,606,615)	(1,538,817)
Quickfood bonds
Quickfood	2019	(131,718)	(131,718)	(144,453)	(144,453)
Consolidated		(8,829,529)	(8,709,568)	(8,996,595)	(9,027,368)

4.7.        Table of sensitivity analysis

In preparation of the sensitivity analysis, Management considered the derivative financial instruments used to mitigate the currency risk and commodities as relevant risks and could impact the Company's results. Currently, Management believes that fluctuations in interest rates do not significantly affect its financial results, since have opted for fixing through derivative financial instruments (interest rate swap), a considerable part of its post fixed debt.

The table below presents the possible impacts of derivative and non-derivative financial instruments considering scenarios of appreciation and depreciation of the main traded currencies by the Company with respect to its functional currency (Brazilian Real) and changes in corn prices on the Chicago Board of Trade (“CBOT”). The amount of exports utilized corresponds to notional value of derivative financial instruments entered into in order to hedge highly probable transaction.

Quantitative and qualitative information used in preparing these analyzes are based on the position for the period ended March 31, 2017. Future results to be measured may differ significantly from those estimates amounts, if the reality becomes different from the assumptions used.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

		3.1684	2.8516	2.3763	3.9605	4.7526
Parity - Brazilian Reais x U.S. Dollar		Current	Scenario I	Scenario II	Scenario III	Scenario IV
Transaction/Instrument	Risk	Scenario	10% appreciation	25% appreciation	25% devaluation	50% devaluation
Designated as hedge accouting
Non-deliverable forward	Devaluation of R$	36,406	123,143	253,249	(180,436)	(397,278)
Options - currencies	Devaluation of R$	50,953	341,458	777,214	62,429	749,086
Export prepayments	Devaluation of R$	(390,286)	(300,515)	(165,858)	(614,714)	(839,142)
Bonds	Devaluation of R$	(305,572)	(220,449)	(92,765)	(518,379)	(731,187)
Swaps	Devaluation of R$	(140,601)	(101,541)	(42,951)	(238,251)	(335,901)
Exports	Appreciation of R$	50,389	(358,537)	(971,925)	334,965	(55,640)
Not designated as hedge accouting
NDF - Purchase	Appreciation of R$	(14,160)	(229,611)	(552,788)	524,469	1,063,097
Future purchase - BM&FBOVESPA	Appreciation of R$	-	33,268	83,171	(83,171)	(166,341)
Net effect		(712,871)	(712,784)	(712,653)	(713,088)	(713,306)
Shareholders' equity		(836,459)	(622,505)	(301,574)	(1,371,344)	(1,906,230)
Statement of income		123,588	(90,279)	(411,079)	658,256	1,192,924

		3.3896	3.0506	2.5422	4.2370	5.0844
Parity - Brazilian Reais x Euro		Current	Scenario I	Scenario II	Scenario III	Scenario IV
Transaction/Instrument	Risk	Scenario	10% appreciation	25% appreciation	25% devaluation	50% devaluation
Designated as hedge accouting
Non-deliverable forward	Devaluation of R$	51,440	81,946	127,706	(24,826)	(101,092)
Currency options	Devaluation of R$	6,912	17,081	32,334	-	14,857
Exports	Appreciation of R$	(58,352)	(99,027)	(160,040)	24,826	86,235
Not designated as hedge accouting
Non-deliverable forward	Devaluation of R$	(23,657)	(166,018)	(379,560)	332,246	688,150
Net effect		(23,657)	(166,018)	(379,560)	332,246	688,150
Shareholders' equity		-	-	-	-	-
Statement of income		(23,657)	(166,018)	(379,560)	332,246	688,150

		3.9729	3.5756	2.9797	4.9661	5.9594
Parity - Brazilian Reais x GBP		Current	Scenario I	Scenario II	Scenario III	Scenario IV
Transaction/Instrument	Risk	Scenario	10% appreciation	25% appreciation	25% devaluation	50% devaluation
Non-deliverable forward	Devaluation of R$	5,731	25,198	54,399	(42,937)	(91,605)
Exports	Appreciation of R$	(5,731)	(25,198)	(54,399)	42,937	91,605
Net effect		-	-	-	-	-

		147.14	132.42	110.35	183.92	220.70
Price parity CBOT - US$/Ton		Current	Scenario I	Scenario II	Scenario III	Scenario IV
Transaction/Instrument	Risk	Scenario	Decrease 10%	Decrease 25%	Increase 25%	Increase 50%
Designated as hedge accounting
Non-deliverable forward	Increase in the price of corn	4,251	38,683	90,331	(81,828)	(167,908)
Net effect		4,251	38,683	90,331	(81,828)	(167,908)
Shareholders' equity		4,251	38,683	90,331	(81,828)	(167,908)
Statement of income		-	-	-	-	-

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

5.            SEGMENT INFORMATION

The operating segments are reported consistently with the management reports provided to the Board of Directors and Directors for assessing the performance of each segment and allocating resources.

As disclosed in note 1, in order to reflect the management structure changes the segment information of 2017 and 2016 were prepared considering the seven observable segments, as follows: Brazil, Latin America (“LATAM”), Europe, Middle East and North Africa (“One Foods”), Africa, Asia and Other Segments, which primarily observe our geographical structure.

These segments include sales of all distribution channels and operations are subdivided according to the nature of the products whose characteristics are described below:

•         Poultry: involves the production and sale of whole poultry and in-natura cuts.

•         Pork and other: involves the production and sale of in-natura cuts.

•         Processed: involves the production and sale of processed foods, frozen and processed products derived from poultry, pork and beef, margarine, vegetable and soybean-based products.

•         Other sales: involves the commercialization of flour for food service and others.

Other segments include sale of in-natura beef cuts, agricultural products and animal feed.

The net sales for each reportable operating segment are presented below:

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

	Consolidated
Net sales	03.31.17	03.31.16
Brazil
In-natura	853,931	790,586
Poultry	663,288	612,075
Pork and other	190,643	178,511
Processed	2,795,466	2,728,716
Other sales	4,283	21,353
	3,653,680	3,540,655

Europe
In-natura	370,427	415,264
Poultry	159,490	235,434
Pork and other	210,937	179,830
Processed	557,967	542,633
Other sales	203	-
	928,597	957,897

One Foods
In-natura	1,154,673	1,418,927
Poultry	1,143,421	1,408,961
Other	11,252	9,966
Processed	161,703	164,820
	1,316,376	1,583,747

Africa
In-natura	108,782	139,809
Poultry	88,883	113,264
Pork and other	19,899	26,545
Processed	34,070	36,277
	142,852	176,086

Asia
In-natura	822,303	931,471
Poultry	702,639	797,697
Pork and other	119,664	133,774
Processed	68,250	106,991
Other sales	52,346	32,705
	942,899	1,071,167

LATAM
In-natura	177,751	155,462
Poultry	134,673	134,184
Pork and other	43,078	21,278
Processed	344,172	280,295
Other sales	5,615	1,975
	527,538	437,732
Other segments	297,507	353,046
	7,809,449	8,120,330

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

The operating income for each reportable operating segment is presented below:

	Consolidated
	03.31.17	03.31.16

Brazil	330,613	334,207
Europe	(48,879)	46,794
One Foods	(44,116)	123,144
Africa	(27,890)	12,286
Asia	44,006	109,269
LATAM	1,613	16,959
Other segments	(41,172)	28,494
Sub total	214,175	671,153
Corporate	(145,974)	(16,125)
	68,201	655,028

The Corporate line presented above refers to extraordinary events not attributable to the operating segments, which are recognized as other operating income (expense). For the three-month period ended March 31, 2017, the main events were: R$56,134 contingencies, R$39,808 extraordinary expenses – weak flesh operation and R$35,320 Price adjustment in the transaction with Lactalis due to the sale of the dairy segment. For the three-month period ended March 31, 2016, the main events were tax contingencies.

No customer was individually or in aggregate responsible for more than 5% of net sales for the years ended March 31, 2017 and 2016.

The goodwill and intangible assets with indefinite useful life (trademarks) arising from business combination were allocated to the reportable operating segments, considering the nature of the products manufactured in each segment (cash-generating unit), as presented below:

	Consolidated
	Goodwill		Trademarks		Total
	03.31.17	12.31.16	03.31.17	12.31.16	03.31.17	12.31.16
Brazil	1,151,498	1,151,498	982,478	982,478	2,133,976	2,133,976
Europe	702,043	652,989	20,138	20,139	722,181	673,128
One Foods (1)	1,040,885	1,224,970	170,407	170,407	1,211,292	1,395,377
Asia	671,412	594,046	3,871	4,553	675,283	598,599
LATAM	721,366	720,047	135,212	135,617	856,578	855,664
	4,287,204	4,343,550	1,312,106	1,313,194	5,599,310	5,656,744

(1)     Goodwill arising from the future profitability expectation allocated to the reportable operating segment One Foods was reduced due to the deduction of deferred income tax, from the sale of BRF AFC and Federal Foods LLC by BRF GmbH (located in Austria) to One Foods Holdings (located in the United Arab Emirates). This deferred income tax deduction arises from the fact that the income tax rate in the United Arab Emirates is zero.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

Information referring to the total assets by reportable segments is not being disclosed, as it is not included in the set of information made available to the Company’s Management, which take investment decisions and determine allocation of assets on a consolidated basis.

6.            CASH AND CASH EQUIVALENTS

	Average rate (p.a.)	Parent company		Consolidated
		03.31.17	12.31.16	03.31.17	12.31.16
Cash and bank accounts
U.S. Dollar	-	4,507	4,708	562,372	680,132
Brazilian Reais	-	93,443	46,077	97,592	46,375
Euro	-	5,382	5,337	307,797	274,348
Other currencies	-	2,800	10,960	828,880	729,562
		106,132	67,082	1,796,641	1,730,417
Cash equivalents
In Brazilian Reais
Investment funds	12.76%	19,598	26,919	19,598	26,919
Savings account	4.85%	315	4,789	315	4,789
Bank deposit certificates	11.54%	3,398,918	3,746,146	3,516,184	3,830,200
		3,418,831	3,777,854	3,536,097	3,861,908
In U.S. Dollar
Term deposit	2.13%	-	-	159,291	327,010
Overnight	0.52%	15,640	11,569	803,852	421,481
Other currencies
Term deposit	5.30%	-	-	11,136	16,103
		15,640	11,569	974,279	764,594
		3,540,603	3,856,505	6,307,017	6,356,919

7.            MARKETABLE SECURITIES

			Average interest rate (p.a.)	Parent company		Consolidated
	WATM (1)	Currency		03.31.17	12.31.16	03.31.17	12.31.16
Available for sale
Credit linked note (a)	1.15	US$	3.39%	-	-	108,887	187,384
Public securities (b)	1.70	US$	3.29%	-	-	34,347	56,416
Stocks (c)	-	HKD and R$	-	253,760	329,876	313,272	379,475
				253,760	329,876	456,506	623,275
Held for trading
Bank deposit certificates ("CDB") (d)	4.05	R$	11.69%	49,642	48,425	50,857	48,425
Financial treasury bills (e)	2.42	R$	12.15%	160,195	180,544	160,195	180,544
Investment funds (f)	0.80	ARS	19.97%	-	-	63,392	42,276
				209,837	228,969	274,444	271,245
Held to maturity
Sovereign bonds and others (e)	0.88	AOA and R$	6.23% to 12.15%	82,637	80,200	252,675	255,493
				546,234	639,045	983,625	1,150,013

Current				292,474	309,169	526,227	622,285
Non-current (2)				253,760	329,876	457,398	527,728

(1)     Weighted average maturity in years.

(2)     Maturity within up to July 26, 2018

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

(a)  The credit linked note is a structured operation with a first-class financial institution that bears periodic interest (LIBOR + spread) and corresponds to a credit note that contemplates the Company’s risk.

(b)  Brazilian foreign debt securities are denominated in U.S. Dollars and remunerated at pre and post-fixed rates.

(c)  The stock balance comprises the market value of 26,000,000 (27,150,300 on December 31, 2016)  stocks from Minerva ticker BEEF3 and market value of R$9.76  to each stock on March 31, 2017 (R$12.15 to each stock on December 31, 2016)   and 77,583,000 (77,583,000 on December 31, 2016) stocks of Cofco Meat ticker 1610 and market value of HKD1.88 to each stock on March 31, 2017 (R$1.52 to each stock on December 31, 2016).

(d)  Bank Deposit Certificate (“CDB”) investments are denominated in Brazilian Reais and remunerated at rates varying from 72% to 102% of the Interbank Deposit Certificate (“CDI”).

(e)  Comprise for Financial Treasury Bills (“LFT”) are remunerated at the rate of the Special System for Settlement and Custody (“SELIC”) and securities of the Angola Government denominated in Kwansas.

(f)   The fund in foreign currency is basically represented of public and private securities.

There were no changes in the characteristics of the marketable securities disclosed above as compared to the information disclosed in the financial statements for the year ended December 31, 2016 (note 8).

The unrealized loss from the change in fair value of the available for sale securities, recorded in other comprehensive income, corresponds to an accumulated loss of R$60,129 net of income tax of R$29,665 as of March 31, 2017 (loss of R$25,998 net of income tax of R$11,513 as of December 31, 2016).

Additionally, on March 31, 2017, of the total of marketable securities, R$51,189 (R$74,088 as of December 31, 2016) were pledged as collateral (without restriction for use) for operations with future contracts denominated in U.S. Dollars and future contracts of corn, traded on the Futures and Commodities Exchange (“BM&FBOVESPA”).

The Company has also restricted cash of R$574,505 in the parent company and R$657,073 in the consolidated on March 31, 2017 (R$555,667 in the parent company and R$645,808 in the consolidated on December 31, 2016) (note15).

Marketable securities non-current balance as of March 31, 2017 matures in 2018.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

The Company conducted an analysis of sensitivity to foreign exchange rate (note 4.7).

8.            TRADE ACCOUNTS RECEIVABLE, NET AND OTHER RECEIVABLES

	Parent company		Consolidated
	03.31.17	12.31.16	03.31.17	12.31.16
Trade accounts receivable, net
Domestic customers	1,167,252	1,308,066	1,173,340	1,308,066
Domestic related parties	405,231	1,098	1,106	1,098
Foreign customers	395,604	391,256	2,264,488	2,144,712
Foreign related parties	5,627,259	7,108,387	131,679	64,681
	7,595,346	8,808,807	3,570,613	3,518,557
( - ) Adjustment to present value	(9,285)	(11,577)	(12,047)	(16,253)
( - ) Allowance for doubtful accounts	(382,055)	(387,996)	(400,627)	(406,456)

	7,204,006	8,409,234	3,157,939	3,095,848

Current	7,193,254	8,398,647	3,147,180	3,085,147
Non-current	10,752	10,587	10,759	10,701

Credit notes	336,632	367,473	337,271	367,961
( - ) Adjustment to present value	(173)	(230)	(173)	(230)
( - ) Allowance for doubtful accounts	(31,551)	(32,225)	(31,551)	(32,225)

	304,908	335,018	305,547	335,506

Current	168,321	148,981	168,329	148,982
Non-current (1)	136,587	186,037	137,218	186,524

(1) Weighted average maturity of 3.43 years.

Of the foreign related parties balance recorded in the parent company, is tied to Agribusiness Receivable Certificate ("CRA") operation, as disclosed in Note 20.2.

03.31.17
Operation	Date	Maturity	Average rate	Principal value	Updated Value

CRA 2018 - 1th Issue	09.29.2015	10.01.2018	96.9% CDI	1,000,000	996,454
CRA 2019 - 2sd Issue	04.19.2016	04.19.2019	96.5% CDI	1,000,000	1,016,565
CRA 2020 - 3th Issue	12.16.2016	12.16.2020	96.0% CDI	780,000	806,623
CRA 2023 - 3th Issue	12.16.2016	12.18.2023	IPCA + 5.90%	720,000	714,788
				3,500,000	3,534,430

On March 31, 2017 notes receivable are comprised mainly by receivables from the (i) sale of assets located in the City of Ana Rech (State of Rio Grande do Sul) to JBS, of R$40,420 and (ii) disposal of various other assets and farms, R$250,945.

The trade accounts receivable from related parties by the parent company are disclosed in note 29. The consolidated balances, refers to transaction with associates UP!, in domestic market and with joint ventures SATS BRF, in foreign market.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

The rollforward of allowance for doubtful accounts is presented below:

	Parent company		Consolidated
	03.31.17	12.31.16	03.31.17	12.31.16
Beginning balance	(387,996)	(412,106)	(406,456)	(431,955)
Additions	(28,021)	(143,559)	(36,191)	(199,155)
Business combination	-	-	-	(10,571)
Reversals	14,752	87,193	22,414	148,583
Write-offs	11,701	30,637	11,701	30,657
Exchange rate variation	7,509	49,839	7,905	55,985
Ending balance	(382,055)	(387,996)	(400,627)	(406,456)

The aging of trade accounts receivable is as follows:

	Parent company		Consolidated
	03.31.17	12.31.16	03.31.17	12.31.16
Current	7,171,805	8,380,049	2,629,825	2,389,900
Overdue
01 to 60 days	34,412	34,080	490,074	393,770
61 to 90 days	7,503	8,701	32,140	41,958
91 to 120 days	6,481	4,177	15,496	25,311
121 to 180 days	10,546	8,182	30,381	72,312
181 to 360 days	22,118	29,010	25,498	157,164
More than 361 days	342,481	344,608	347,199	438,142
( - ) Adjustment to present value	(9,285)	(11,577)	(12,047)	(16,253)
( - ) Allowance for doubtful accounts	(382,055)	(387,996)	(400,627)	(406,456)
	7,204,006	8,409,234	3,157,939	3,095,848

9.            INVENTORIES

	Parent company		Consolidated
	03.31.17	12.31.16	03.31.17	12.31.16
Finished goods	1,412,532	1,551,119	3,420,968	3,207,877
Work in process	135,726	147,231	204,011	172,765
Raw materials	651,308	809,496	795,509	900,799
Packaging materials	53,909	50,852	87,967	76,840
Secondary materials	205,201	234,941	254,876	265,348
Warehouse	131,621	144,731	225,435	205,692
Goods in transit	8,191	-	-	-
Imports in transit	56,590	75,548	97,187	113,002
Other	2,363	6,706	3,820	6,850
(-) Provision for adjustment to realizable value	(39,906)	(35,409)	(103,027)	(93,530)
(-) Provision for deterioration	(14,490)	(10,629)	(30,500)	(26,211)
(-) Provision for obsolescense	(5,911)	(6,920)	(6,500)	(7,649)
(-) Adjustment to present value	(23,055)	(29,098)	(30,568)	(30,143)
	2,574,079	2,938,568	4,919,178	4,791,640

The write-offs of products sold from inventories to cost of sales during three-month period ended March 31, 2017 totaled R$5,416,212 in the parent company and R$6,359,940 in the consolidated (R$5,161,845 in the parent company and R$6,089,605 in the consolidated on December 31, 2016). Such amounts include the additions and reversals of inventory provisions presented in the table below:

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

	Parent company
	Provision for adjustment to realizable value	Provision for deterioration	Provision for obsolescence	Total
				03.31.17
Beginning balance	(35,409)	(10,629)	(6,920)	(52,958)
Additions	(26,147)	(9,766)	(61)	(35,974)
Reversals	21,650	-	-	21,650
Write-offs	-	5,905	1,070	6,975
Ending balance	(39,906)	(14,490)	(5,911)	(60,307)

	Consolidated
	Provision for adjustment to realizable value	Provision for deterioration	Provision for obsolescence	Total
				03.31.17
Beginning balance	(93,530)	(26,211)	(7,649)	(127,390)
Additions	(55,845)	(26,262)	(1,287)	(83,394)
Reversals	43,984	-	-	43,984
Write-offs	-	20,855	1,756	22,611
Exchange rate variation	2,364	1,118	680	4,162
Ending balance	(103,027)	(30,500)	(6,500)	(140,027)

On March 31, 2017 and 2016, there were no inventory items pledged as collateral.

10.         BIOLOGICAL ASSETS

The balance of biological assets are segregated in current and non-current assets are presented below:

	Parent company		Consolidated
	03.31.17	12.31.16	03.31.17	12.31.16

Live animals	1,406,600	1,617,747	1,540,889	1,644,939
Total current	1,406,600	1,617,747	1,540,889	1,644,939

Live animals	551,809	621,586	657,312	647,377
Forests	245,107	269,968	272,613	269,968
Total non-current	796,916	891,554	929,925	917,345
	2,203,516	2,509,301	2,470,814	2,562,284

Live animals are represented for poultry and pork and separated into consumable and for production. There were no changes in classification of nature of biological assets as compared to the information disclosed in the financial statements for the year ended December 31, 2016 (note 11).

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

The rollforward of biological assets for the year is presented below:

	Parent company
	Current			Non-current
	Live animals		Total	Live animals		Forests	Total
	Poultry	Pork		Poultry	Pork
			03.31.17				03.31.17
Beginning balance	759,852	857,895	1,617,747	328,552	293,034	269,968	891,554
Additions/Transfer	91,730	436,421	528,151	8,880	45,599	12,789	67,268
Fair value variation (1)	145,019	16,465	161,484	1,291	(15,132)	-	(13,841)
Harvest	-	-	-	-	-	(7,820)	(7,820)
Write-off	-	-	-	-	-	(2,500)	(2,500)
Transfer between current and non-current	10,666	22,381	33,047	(10,666)	(22,381)	-	(33,047)
Transfer of the held for sale	-	-	-	-	-	-	-
Transfer to inventories	(296,107)	(476,609)	(772,716)	-	-	-	-
Transfer SHB (2)	(161,113)	-	(161,113)	(77,368)	-	(27,330)	(104,698)
Ending balance	550,047	856,553	1,406,600	250,689	301,120	245,107	796,916

	Consolidated
	Current			Non-current
	Live animals		Total	Live animals		Forests	Total
	Poultry	Pork		Poultry	Pork
			03.31.17				03.31.17
Beginning balance	770,691	874,248	1,644,939	349,102	298,275	269,968	917,345
Additions/Transfer	142,163	436,421	578,584	17,651	45,599	14,395	77,645
Business combination	-	-	-	-	-	-	-
Fair value variation (1)	205,236	30,988	236,224	(7,998)	(15,261)	-	(21,495)
Harvest	-	-	-	-	-	(9,250)	(9,250)
Write-off	-	-	-	(1,614)	(150)	(2,500)	(4,264)
Transfer between current and non-current	14,089	16,197	30,286	(14,089)	(16,197)	-	(30,286)
Transfer of the held for sale	-	-	-	-	-	-	-
Transfer to inventories	(451,466)	(497,800)	(949,266)	-	-	-	-
Exchange variation	28	94	122	227	3	-	230
Ending balance	680,741	860,148	1,540,889	344,893	312,419	272,613	929,925

(1)       The fair value variation of biological assets includes depreciation of breeding stock in the amount of R$151,510 (R$658,021 as of December 31, 2016) in the parent company and R$180,964 (R$680,912 as of December 31, 2016) in the consolidated.

The quantities and balances per live animal assets are presented below:

	Parent company
	03.31.17		12.31.16
	Quantity (thousand of heads)	Value	Quantity (thousand of heads)	Value
Consumable biological assets
Immature poultry	114,357	550,047	192,328	759,852
Immature pork	3,796	856,553	3,691	857,895
Total current	118,153	1,406,600	196,019	1,617,747

Production biological assets
Immature poultry	4,842	90,434	6,410	112,430
Mature poultry	7,668	160,255	11,192	216,122
Immature pork	100	57,260	193	58,180
Mature pork	517	243,860	419	234,854
Total non-current	13,127	551,809	18,214	621,586
	131,280	1,958,409	214,233	2,239,333

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

	Consolidated
	03.31.17		12.31.16
	Quantity (thousand of heads)	Value	Quantity (thousand of heads)	Value
Consumable biological assets
Immature poultry	168,877	680,741	202,454	770,691
Immature pork	3,798	860,148	3,788	874,248
Total current	172,675	1,540,889	206,242	1,644,939

Production biological assets
Immature poultry	6,825	119,449	6,735	119,912
Mature poultry	11,097	225,444	11,670	229,190
Immature pork	139	64,091	195	58,934
Mature pork	525	248,328	427	239,341
Total non-current	18,586	657,312	19,027	647,377
	191,261	2,198,201	225,269	2,292,316

11.         RECOVERABLE TAXES

	Parent company		Consolidated
	03.31.17	12.31.16	03.31.17	12.31.16
State ICMS ("VAT")	1,442,647	1,449,352	1,611,712	1,575,071
PIS and COFINS ("Federal Taxes to Social Fund Programs")	300,884	325,600	346,425	331,616
Income and social contribution tax (IR/CS)	346,164	367,267	418,590	433,744
IPI ("Federal VAT")	254,881	201,256	261,568	201,261
INSS ("Brazilian Social Security")	289,020	280,305	289,103	280,384
Other	39,928	46,792	110,146	95,912
(-) Provision for losses	(164,408)	(159,736)	(171,783)	(164,611)
	2,509,116	2,510,836	2,865,761	2,753,377

Current	945,059	1,015,610	1,256,417	1,234,795
Non-current	1,564,057	1,495,226	1,609,344	1,518,582

The rollforward of the allowance for losses is presented below:

	Parent company
	State ICMS ("VAT")	PIS and COFINS ("Federal Taxes to Social Fund Programs")	Income and social contribution tax	IPI ("Federal VAT")	Other	Total
						03.31.17
Beginning balance	(114,292)	(19,717)	(8,985)	(14,740)	(2,002)	(159,736)
Additions	(3,546)	-	-	-	(2,299)	(5,845)
Write-offs	635	-	-	538	-	1,173
Ending balance	(117,203)	(19,717)	(8,985)	(14,202)	(4,301)	(164,408)

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

	Consolidated
	State ICMS ("VAT")		Income and social contribution tax		Other	Total
						03.31.17
Beginning balance	(114,293)	(19,894)	(9,029)	(14,740)	(6,655)	(164,611)
Additions	(6,136)	-	-	-	(2,299)	(8,435)
Write-offs	635	-	-	538	98	1,271
Exchange rate variation	-	-	-	-	(8)	(8)
Ending balance	(119,794)	(19,894)	(9,029)	(14,202)	(8,864)	(171,783)

12.         ASSETS AND LIABILITIES NON-CURRENT HELD FOR SALE

12.1.     Assets non-current held for sale

	Parent company
	12.31.16	Transfer from property, plant and equipment, net	Disposals	03.31.17
Lands	15,091	5,877	-	20,968
Buildings and improvements	5,789	5,237	-	11,026
Machinery and equipment	915	4,746	-	5,661
Facilities	1,472	-	-	1,472
Furniture	96	68	-	164
Vehicles and aircraft	350	13	(237)	126
Forests	258	-	(3)	255
	23,971	15,941	(240)	39,672

	Consolidated
	12.31.16	Transfer from property, plant and equipment, net	Disposals	Exchange rate variation	03.31.17
Lands	15,093	5,877	-	-	20,970
Buildings and improvements	5,789	5,237	-	-	11,026
Machinery and equipment	15,714	4,746	-	(191)	20,269
Facilities	1,472	-	-	-	1,472
Furniture	102	68	-	-	170
Vehicles and aircraft	350	19	(237)	-	132
Forests	258	-	(3)	-	255
Provision for losses	(12,652)	-	-	180	(12,472)
	26,126	15,947	(240)	(11)	41,822

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

13.         INCOME AND SOCIAL CONTRIBUTION TAXES

13.1.     Deferred income and social contribution taxes

	Parent company		Consolidated
	03.31.17	12.31.16	03.31.17	12.31.16
Assets
Tax loss carryforwards (corporate income tax)	940,673	951,882	1,314,682	1,317,295
Negative calculation basis (social contribution tax)	372,656	376,394	372,858	376,625

Temporary differences
Provisions for tax, civil and labor risks	287,187	264,662	291,446	268,163
Suspended collection taxes	24,429	22,109	24,429	22,109
Allowance for doubtful accounts	111,555	106,314	112,425	107,183
Provision for property, plant and equipment losses	-	-	3,163	3,163
Provision for losses on tax credits	51,463	50,656	52,947	51,266
Provision for other obligations	76,873	64,788	79,627	67,504
Provision for inventory losses	20,166	17,647	23,372	17,647
Employees' benefits plan	108,566	112,231	115,852	112,231
Business combination - Sadia (1)	383,144	329,010	298,457	329,010
Unrealized losses on derivatives financial instruments	81,326	133,319	81,326	133,319
Unrealized losses on inventories	-	-	-	2,371
Provision for losses - notes receivables	13,410	13,226	13,420	13,226
Estimated annual effective tax rate - CPC 21	35,007	-	96,328	-
Other temporary differences	33,936	64,008	77,780	106,451
	2,540,391	2,506,246	2,958,112	2,927,563

Liabilities
Temporary differences
Business combination - Sadia (1)	(626,359)	(702,957)	(626,359)	(702,957)
Business combination - other companies (2)	-	-	(151,535)	(58,234)
Unrealized gains on fair value	(29,338)	(78,253)	(29,210)	(78,253)
Difference between tax basis and accounting basis of goodwill amortization	(162,608)	(254,287)	(266,166)	(254,287)
Difference between tax depreciation rate and accounting depreciation rate (useful life)	(626,025)	(694,455)	(628,435)	(694,455)
Exchange rate variation - cash basis	-	-	(26,600)	-
Other temporary differences	(19,818)	(35,994)	(20,655)	(36,231)
	(1,464,148)	(1,765,946)	(1,748,960)	(1,824,417)

Total net deferred tax assets	1,076,243	740,300	1,209,152	1,103,146

Business combination - Dánica and Avex	-	-	(6,473)	(6,733)
Business combination - AFC	-	-	-	(34,356)
Business combination - AKF	-	-	(18,142)	(19,050)
Business combination - Federal Foods	-	-	-	(7,562)
Business combination - Invicta	-	-	(3,615)	(39,803)
Other - exchange rate variation	-	-	(50,638)	(48,675)
	-	-	(78,868)	(156,179)
Total deferred tax	1,076,243	740,300	1,130,284	946,967

(1)          The deferred tax asset on the business combination with Sadia is mainly computed on the difference between the goodwill tax basis and goodwill accounting basis identified in the purchase price allocation. Deferred tax liability on business combination with Sadia is substantially represented by the fair value of property, plant and equipment, trademarks and contingent liabilities.

(2)          Deferred tax liabilities related to the business combinations with Quickfood (trademarks, customer relationship, Fair value of property, plant and equipment) and AFC (customer relationship).

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

The rollforward of deferred tax is set forth below:

	Parent company		Consolidated
	03.31.17	12.31.16	03.31.17	12.31.16

Beginning balance	740,300	1,248,880	946,967	1,067,656
Deferred income and social contribution taxes recognized in the statement of income	95,092	(244,322)	146,900	104,093
Deferred income and social contribution taxes recognized in other comprehensive income	(12,656)	(264,258)	(12,207)	(261,560)
Deferred income and social contribution taxes not recognized in the statement of income - (Dropdown SHB)	253,507	-	-	-
Business combination	-	-	(3,732)	(20,804)
Exchange rate variation over deferred income and social contribution taxes related to business combination	-	-	(1,659)	43,997
Other	-	-	54,015	13,585
Ending balance	1,076,243	740,300	1,130,284	946,967

Certain subsidiaries of the Company located in Brazil have tax loss carryforwards and negative basis of social contribution of R$5,066 and R$5,171, (R$5,047 and R$5,152 as of December 31, 2016), respectively, for which no deferred tax asset was recorded. If there was an expectation that such tax credits would be realized the amount recognized in the balance sheet would be R$1,732 (R$1,725 as of December 31, 2016).

13.2.      Estimated time of realization

Deferred tax arising from temporary differences will be realized as these differences are realized. The period of the settlement or realization of such differences is uncertain and is tied to several factors that are not under control of the Management.

When assessing the likelihood of the realization of deferred tax assets on income tax loss carryforward and negative calculation basis of social contribution tax, Management considers the Company’s budget, strategic plan and projected taxable income. Based on this estimate, Management believes that it is more likely than not that the deferred tax will be realized, as shown below:

	Parent company	Consolidated
2017	133,131	163,083
2018	221,818	263,150
2019	263,801	324,387
2020	285,406	358,109
2021	308,440	393,260
2022 onwards	100,733	185,551
	1,313,329	1,687,540

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

13.3.     Income and social contribution taxes reconciliation

	Parent company		Consolidated
	03.31.17	03.31.16	03.31.17	03.31.16

Income before taxes from continued operations	(342,283)	38,118	(344,344)	50,738
Nominal tax rate	34%	34%	34%	34%
Credit (expense) at nominal rate	116,376	(12,960)	117,077	(17,251)

Reconciling itens
Equity interest in income of subsidiaries, associates and joint venture	(100,511)	(23,982)	2,561	4,128
Exchange rate variation on foreign investments	2,851	(75,774)	3,034	(90,280)
Difference of tax rates on results of foreign subsidiaries	-	-	(105,280)	(17,356)
Investment grant	8,960	8,234	8,960	8,234
Estimated annual effective tax rate - CPC 21	35,007	107,420	35,007	107,420
Other permanent differences	(1,834)	(1,994)	(2,749)	(4,210)
	60,849	944	58,610	(9,315)

Current income tax	(34,243)	(92,462)	(88,290)	(109,477)
Deferred income tax	95,092	93,406	146,900	100,162

The taxable income, current and deferred income tax from foreign subsidiaries is presented below:

	Consolidated
	03.31.17	03.31.16
Taxable income (loss) from foreign subsidiaries	(430,770)	(76,224)
Current income tax credit (expense) from foreign subsidiaries	(12,711)	(16,554)
Deferred income tax from foreign subsidiaries	70,531	9,679

Company determined that the earnings recorded by the holdings of its wholly-owned subsidiaries located abroad will not be redistributed.

Such resources will be used for investments in the subsidiaries, and thus no deferred income tax was recognized. The total of undistributed earnings corresponds to R$3,055,483 of March 31, 2017 (R$3,317,099 as of December 31, 2016).

Brazilian income taxes are subject to review for a five-year period, during which the tax authorities might audit and assess the Company for additional taxes and penalties. Subsidiaries located abroad are taxed in their respective jurisdictions, according to local regulations.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

14.         JUDICIAL DEPOSITS

The rollforward of the judicial deposits is presented below:

	Parent company
	Tax	Labor	Civil, commercial and other	Total
				03.31.17
Beginning balance	312,416	370,056	42,295	724,767
Additions	15,176	34,352	552	50,080
Reversals	(15,632)	(14,535)	(199)	(30,366)
Write-offs	(5,616)	(14,810)	(3,019)	(23,445)
Price index update	6,454	4,184	(56)	10,582
Ending balance	312,798	379,247	39,573	731,618

	Consolidated
	Tax	Labor	Civil, commercial and other	Total
				03.31.17
Beginning balance	312,437	377,440	42,694	732,571
Additions	15,176	35,273	552	51,001
Business combination	-	-	-	-
Reversals	(15,632)	(14,594)	(199)	(30,425)
Write-offs	(5,616)	(14,810)	(3,019)	(23,445)
Price index update	6,462	4,184	(57)	10,589
Exchange rate variation	1	12	-	13
Ending balance	312,828	387,505	39,971	740,304

15.         RESTRICTED CASH

			Average interest rate (p.a.)	Parent company		Consolidated
	Maturity (1)	Currency		03.31.17	12.31.16	03.31.17	12.31.16

Bank deposit certificates (2)	4.31	R$	11.98%	396,016	384,331	396,016	384,332
National treasury certificates (3)	2.96	R$	16.86%	178,489	171,336	178,489	171,336
Bank deposit (4)	-	US$	-	-	-	82,568	90,140
				574,505	555,667	657,073	645,808

Current				132,005	128,110	214,573	218,251
Non-current				442,500	427,557	442,500	427,557

(1)    Weighted average maturity in years.

(2)    The deposit was pledged as collateral in the disposal of the dairy segment to Groupe Lactalis (“Parmalat”).

(3)    The national treasury certificates, which mature on 2020, are pledged as collateral for the loan obtained through the Special Program Asset Restructuring (“PESA”) (note 19).

(4)    Deposit linked to operations in the international market.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

16.         INVESTMENTS IN SUBSIDIARIES, ASSOCIATES AND JOINT VENTURES

16.1.     Investments breakdown

	Parent company		Consolidated
	03.31.17	12.31.16	03.31.17	12.31.16
Investment in subsidiaries and associates	4,556,927	4,838,603	60,030	51,727
Goodwill Quickfood	193,461	194,114	-	-
Goodwill SATS BRF	-	-	5,625	5,598
	4,750,388	5,032,717	65,655	57,325
Other investments	1,107	1,107	1,357	1,358
	4,751,495	5,033,824	67,012	58,683

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

16.2.     Rollforward of the interest in subsidiaries and associates - Parent company

	Subsidiaries												Associates
	BRF Energia S.A.	BRF GmbH	Establec. Levino Zaccardi	K&S Alimentos S.A.	BRF Luxembourg SARL	PSA Labor. Veter. Ltda	Quickfood S.A.	Sadia Alimentos S.A.	Sadia International Ltd.	Sadia Uruguay S.A.	Sadia Overseas S.A.	VIP S.A. Empr. e Particip. Imob	PP-BIO Adm. Bem próprio S.A.	PR-SAD Adm. Bem próprio S.A.	UP! Alimentos Ltda	Total
																03.31.17	12.31.16
a) Capital share as of March 31, 2017
% of share	100.00%	100.00%	99.94%	100.00%	100.00%	99.99%	91.21%	43.10%	100.00%	94.90%	100.00%	100.00%	33.33%	33.33%	50.00%
Total number of shares and membership interests	6,963,854	1	100	27,664,086	100	5,463,850	36,469,606	594,576,682	900	2,444,753,091	50,000	14,249,459	-	-	1,000
Number of shares and membership interest held	6,963,854	1	100	27,664,086	100	5,463,849	33,264,887	256,253,695	900	2,319,989,778	50,000	14,249,459	-	-	500

b) Information as of March 31, 2017
Capital stock	5,972	6,523	1,420	27,664	42,783	5,564	50,601	257,336	2,933	262,028	3	40,061	-	-	1
Shareholders' equity	(19)	4,219,283	56	29,683	46,237	5,698	(45,608)	81,461	217,222	158,359	(76,840)	52,938	-	-	13,455
Fair value adjustments of assets and liabilities acquired	-	-	-	-	-	-	79,445	-	-	-	-	-	-	-	-
Goodwill based on expectation of future profitability	-	-	-	-	-	-	114,016	-	-	-	-	-	-	-	-
Income (loss) for the period	(19)	(274,107)	(73)	531	12,326	134	(11,709)	(7,906)	(2,863)	(20,837)	(1,571)	1,015	-	-	13,454

c) Balance of investments as of March 31, 2017
Beginning balance	-	4,309,592	129	29,153	748	5,562	194,114	38,528	225,716	170,911	-	51,921	1,960	4,382	1	5,032,717	7,209,007
Equity pick-up	(19)	(274,107)	(73)	531	12,326	134	(10,680)	(3,408)	(2,863)	(19,774)	(1,571)	1,015	-	-	6,727	(291,762)	(851,356)
Unrealized profit in inventory	-	-	-	-	-	-	(2,364)	(12)	-	(457)	-	-	-	-	-	(2,833)	(2,506)
Exchange rate variation on goodwill in the acquisiton of non-controlling entities	-	240	-	-	-	-	-	-	-	-	-	-	-	-	-	240	4,192
Exchange rate variation on goodwill	-	-	-	-	-	-	353	-	-	-	-	-	-	-	-	353	(92,131)
Goodwill	-	-	-	-	-	-	(1,007)	-	-	-	-	-	-	-	-	(1,007)	(4,639)
Advance for future capital increase	1,205	-	-	-	-	-	-	-	-	-	-	-	-	-	-	1,205	-
Exchange rate variation on foreign investments	-	15,764	-	-	(2,265)	-	-	-	(7,254)	-	2,141	-	-	-	-	8,386	(649,239)
Other comprehensive income	-	(46,304)	(2)	-	(6,597)	-	(337)	(94)	1,628	(328)	-	-	-	-	-	(52,034)	(631,359)
Establishment company	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	682
Increase in capital	-	-	-	-	42,026	-	-	-	-	-	-	-	72	233	-	42,331	72,245
Appreciation in exchange of shares	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	1,234
Dividends and interests on shareholders' equity	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(40,553)
Gain or loss on variation of equity interest	-	(3)	2	-	-	-	-	83	(5)	(97)	-	-	-	-	-	(20)	-
Acquisition of equity interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	9,262
Impairment losses for investments	-	-	-	-	-	-	13,382	-	-	-	(570)	-	-	-	-	12,812	7,878
	1,186	4,005,182	56	29,684	46,238	5,696	193,461	35,097	217,222	150,255	-	52,936	2,032	4,615	6,728	4,750,388	5,032,717

The exchange rate variation result on the investments in foreign subsidiaries, whose functional currency is Brazilian Reais, totaling a gain of R$9,052 on March 31, 2017 (a loss of R$265,530 as of March 31, 2016), was recognized as financial result in the consolidated statement of income.

On March 31, 2017, these associates, affiliates and joint ventures do not have any significant restriction to transfer dividends or repay their loans or advances to the Company.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

16.3.     Summary of financial information in associate

	K&S	PP-BIO		PR-SAD		UP!		Total
	12.31.16	03.31.17	12.31.16	03.31.17	12.31.16	03.31.17	12.31.16	03.31.17	12.31.16
Current assets	-	-	-	-	-	36,418	51,020
Non-current assets	-	6,096	5,880	13,848	13,146	176	185
Current liabilities	-	-	-	-	-	(23,139)	(51,204)
Shareholder's equity	-	6,096	5,880	13,848	13,146	13,455	1

% of participation	0.00%	33.33%	33.33%	33.33%	33.33%	50.00%	50.00%

Book value of investment	-	2,032	1,960	4,616	4,382	6,728	1	13,376	6,343

Dividends declared	-	-	-	-	-	26,923	26,923	26,923	26,923

	K&S(1)	PP-BIO		PR-SAD		UP!
	03.31.16	03.31.17	03.31.16	03.31.17	03.31.16	03.31.17	03.31.16
Net revenues	24,843	-	-	-	-	43,901	44,499
Net income (loss)	4,687	-	-	-	-	13,454	11,843

Equity pick-up	2,298	-	-	-	-	6,727	5,922	6,727	8,220

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

17.         PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment rollforward is presented below:

	Parent company
	Weighted average depreciation rate (p.a.)	12.31.16	Additions	Disposals	Transfers SHB (2)	Transfers (1)	03.31.17
Cost
Land	-	547,952	-	-	(68,774)	5,816	484,994
Buildings and improvements	-	5,216,174	-	(4,076)	(672,616)	76,378	4,615,860
Machinery and equipment	-	7,248,188	10,256	(30,081)	(1,004,964)	209,782	6,433,181
Facilities	-	1,893,687	-	(2,720)	(177,152)	42,475	1,756,290
Furniture	-	116,121	-	(318)	(10,375)	2,445	107,873
Vehicles	-	13,672	-	(9)	(901)	20	12,782
Construction in progress	-	753,279	184,425	-	-	(374,136)	563,568
Advances to suppliers	-	1,997	7,243	-	-	(4,388)	4,852
		15,791,070	201,924	(37,204)	(1,934,782)	(41,608)	13,979,400

Depreciation
Buildings and improvements	3.04%	(1,584,343)	(34,244)	88	186,697	3,308	(1,428,494)
Machinery and equipment	5.95%	(2,861,030)	(94,542)	17,075	365,375	2,395	(2,570,727)
Facilities	3.72%	(600,665)	(18,072)	807	50,423	52	(567,455)
Furniture	7.94%	(48,283)	(1,990)	225	5,456	57	(44,535)
Vehicles	19.93%	(5,965)	(199)	9	728	5	(5,422)
		(5,100,286)	(149,047)	18,204	608,679	5,817	(4,616,633)
		10,690,784	52,877	(19,000)	(1,326,103)	(35,791)	9,362,767

(1)     Refers to the transfer of R$7,060 to intangible assets, R$12,790 to biological assets and R$15,941 to assets held for sale.

(2)     As a result of the corporate reorganization of One Foods, as mentioned in note 1.3, was transferred from the parent company, relating to paid-in capital the net amount of R$1.335.491 to SHB.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

	Consolidated
	Weighted average depreciation rate (p.a.)	12.31.16	Additions	Business combinations (2)	Disposals	Transfers (1)	Functional currency	Exchange rate variation	03.31.17
Cost
Land	-	575,911	-	-	(489)	5,816	-	581	581,819
Buildings and improvements	-	5,648,592	6,414	13,281	(4,518)	86,624	(1,869)	(691)	5,747,833
Machinery and equipment	-	7,994,146	17,733	-	(34,426)	281,191	(1,893)	(1,589)	8,255,162
Facilities	-	2,047,923	94	-	(2,905)	49,070	(1,401)	(1,283)	2,091,498
Furniture	-	163,475	58	12,485	(482)	3,055	(58)	540	179,073
Vehicles	-	27,323	2	604	(2,529)	214	-	(140)	25,474
Construction in progress	-	886,004	225,886	-	-	(467,050)	(43)	(88)	644,709
Advances to suppliers	-	16,098	7,156	-	-	(4,388)	(23)	(276)	18,567
		17,359,472	257,343	26,370	(45,349)	(45,468)	(5,287)	(2,946)	17,544,135

Depreciation
Buildings and improvements	3.03%	(1,694,486)	(42,466)	-	94	3,253	165	(182)	(1,733,622)
Machinery and equipment	5.88%	(3,193,879)	(123,228)	-	19,005	2,799	303	(1,297)	(3,296,297)
Facilities	3.78%	(646,314)	(22,436)	-	863	(235)	132	111	(667,879)
Furniture	8.05%	(66,502)	(2,923)	-	354	(4)	11	39	(69,025)
Vehicles	20.06%	(12,053)	(536)	-	1,840	40	-	122	(10,587)
		(5,613,234)	(191,589)	-	22,156	5,853	611	(1,207)	(5,777,410)
		11,746,238	65,754	26,370	(23,193)	(39,615)	(4,676)	(4,153)	11,766,725

(1)     Refers to the transfer of R$9,271 to intangible assets, R$14,397 to biological assets and R$15,947 to assets held for sale.

(2)     Balance arise from the business combination of FFM Further.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

The Company has fully depreciated items that are still in operation, which are set forth below:

	Parent company		Consolidated
	03.31.17	12.31.16	03.31.17	12.31.16
Cost
Buildings and improvements	105,563	116,090	122,188	122,181
Machinery and equipment	571,950	634,661	671,127	674,325
Facilities	64,953	70,490	74,372	74,369
Furniture	12,542	14,200	20,222	20,061
Vehicles	3,356	3,918	4,934	4,952
Others	44,571	49,526	54,079	49,526
	802,935	888,885	946,922	945,414

During the three-month period ended March 31, 2017, the Company capitalized interest in the amount of R$11,005 in the parent company and R$11,820 in the consolidated (R$8,629 in the parent company and in the consolidated during the three-month period ended March 31, 2016). The weighted average interest rate utilized to determine the capitalized amount was 7.41% p.a in the parent company and 10.15% in the consolidated (5.57% p.a. in the parent company and 5.66% in the consolidated as of March 31, 2016).

On March 31, 2017, except for the built to suit agreement mentioned in note 23.2, the Company had no commitments assumed related to acquisition or construction of property, plant and equipment items.

The property, plant and equipment items that are pledged as collateral for transactions of different natures are presented below:

		Parent company and Consolidated
		03.31.17	12.31.16
	Type of collateral	Book value of the collateral	Book value of the collateral
Land	Financial/Tax	238,985	258,880
Buildings and improvements	Financial/Tax	1,173,297	1,253,648
Machinery and equipment	Financial/Labor/Tax/Civil	2,060,272	2,129,395
Facilities	Financial/Tax	516,556	523,314
Furniture	Financial/Tax	22,387	23,591
Vehicles	Financial/Tax	1,266	1,016
Others	Financial/Tax	58,260	66,465
		4,071,023	4,256,309

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

18.         INTANGIBLES

The intangible assets rollforward is set forth below:

		Parent company
	Weighted average amortization rate (p.a.)	12.31.16	Additions	Disposals	Transfers SHB (1)	Transfers	03.31.17
Cost
Non-compete agreement	-	18,365	385	-	-	-	18,750
Goodwill	-	2,096,587	-	-	(553,658)	-	1,542,929
Ava	-	49,368	-	-	-	-	49,368
Eleva Alimentos	-	808,140	-	-	(304,582)	-	503,558
Incubatório Paraíso	-	656	-	-	-	-	656
Paraíso Agroindustrial	-	16,751	-	-	-	-	16,751
Perdigão Mato Grosso	-	7,636	-	-	-	-	7,636
Sadia	-	1,214,036	-	-	(249,076)	-	964,960
Outgrowers relationship	-	14,702	-	-	-	-	14,702
Trademarks	-	1,173,000	-	-	-	-	1,173,000
Patents	-	6,100	-	-	-	-	6,100
Software	-	452,869	39,169	(56,303)	(4,441)	7,060	438,354
		3,761,623	39,554	(56,303)	(558,099)	7,060	3,193,835

Amortization
Non-compete agreement	37.00%	(5,051)	(1,892)	-	-	-	(6,943)
Outgrowers relationship	13.00%	(7,669)	(478)	-	-	-	(8,147)
Patents	20.00%	(3,191)	(261)	-	-	-	(3,452)
Software	21.00%	(293,967)	(22,403)	56,303	340	-	(259,727)
		(309,878)	(25,034)	56,303	340	-	(278,269)
		3,451,745	14,520	-	(557,759)	7,060	2,915,566

(1)       As a result of the corporate reorganization of One Foods, as mentioned in note 1.3, was transferred from the parent company, relating to paid-in capital the net amount of R$557,759 to SHB.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

		Consolidated
	Weighted average amortization rate (p.a.)	12.31.16	Additions	Disposals	Business combination	Transfers	Exchange rate variation	03.31.17
Cost
Non-compete agreement	-	51,283	385	-	-	-	(598)	51,070
Goodwill	-	4,343,550	-	(21)	(42,837)	(10,220)	(3,268)	4,287,204
AKF	-	129,518	-	-	(2,120)	-	(1,450)	125,948
Alimentos Calchaquí	-	341,988	-	(21)	-	-	665	342,632
Ava	-	49,368	-	-	-	-	-	49,368
Avex	-	18,775	-	-	-	-	37	18,812
BRF AFC	-	162,624	-	-	(33,372)	-	(4,225)	125,027
BRF Holland B.V.	-	22,505	-	-	-	-	(320)	22,185
BRF Invicta	-	119,092	-	-	-	-	(1,874)	117,218
Dánica	-	4,779	-	-	-	-	7	4,786
Eclipse Holding Cooperatief	-	209,950	-	-	-	-	409	210,359
Eleva Alimentos	-	808,140	-	-	-	-	-	808,140
Federal Foods LLC	-	70,474	-	-	(7,345)	-	(1,965)	61,164
Federal Foods Qatar L.L.C	-	308,468	-	-	-	-	(8,581)	299,887
GFS Group	-	684,368	-	-	-	-	15,025	699,393
GQFE - Golden Quality Foods Europe	-	2,407	-	-	-	-	(34)	2,373
Incubatório Paraíso	-	656	-	-	-	-	-	656
Invicta Food Group	-	645	-	-	-	-	(10)	635
Paraíso Agroindustrial	-	16,751	-	-	-	-	-	16,751
Perdigão Mato Grosso	-	7,636	-	-	-	-	-	7,636
Quickfood	-	113,793	-	-	-	-	221	114,014
Sadia	-	1,214,036	-	-	-	-	-	1,214,036
Universal Meats Ltd.	-	57,577	-	-	-	(10,220)	(1,173)	46,184
Import quotas	-	58,155	-	-	-	42,197	(1,078)	99,274
Outgrowers relationship	-	14,702	-	-	-	-	-	14,702
Trademarks	-	1,313,194	-	-	(668)	-	(420)	1,312,106
Patents	-	6,917	-	-	-	-	(1)	6,916
Customer relationship	-	815,285	-	-	(43,093)	(17,875)	(23,792)	730,525
Supplier relationship	-	14,562	-	(1,991)	-	(11,547)	(128)	896
Software	-	503,998	39,240	(56,303)	-	9,271	(360)	495,846
		7,121,646	39,625	(58,315)	(86,598)	11,826	(29,645)	6,998,539

Amortization
Non-compete agreement	54.20%	(7,734)	(3,476)	-	-	-	(35)	(11,245)
Import quotas	45.83%	(21,697)	(14,998)	-	-	-	(13)	(36,708)
Outgrowers relationship	13.00%	(7,669)	(478)	-	-	-	-	(8,147)
Patents	19.98%	(3,912)	(267)	-	-	-	2	(4,177)
Customer relationship	9.79%	(81,332)	(14,849)	1	44,516	-	745	(50,919)
Supplier relationship	5.00%	(1,992)	(23)	1,992	-	-	(1)	(24)
Software	21.00%	(324,756)	(24,676)	56,300	-	-	170	(292,962)
		(449,092)	(58,767)	58,293	44,516	-	868	(404,182)
		6,672,554	(19,142)	(22)	(42,082)	11,826	(28,777)	6,594,357

For the three-month period ended March 31, 2017, Management did not identify and event that could indicate an impairment of such assets.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

19.         LOANS AND FINANCING

	Parent company
	Charges (p.a.)	Weighted average interest rate (p.a.)	WAMT (1)	Current	Non-current	03.31.17	Captured	Transfers SHB(2)	Amortization	Interest paid	Interest appropriated	Exchange rate variation	Current	Non-current	12.31.16
Local currency

Working capital	9.31% (8.90% on 12.31.16)	9.31% (8.90% on 12.31.16)	0.7	1,153,276	518,500	1,671,776	649,270	(64,564)	(247,883)	(16,720)	25,547	-	1,326,126	-	1,326,126

Certificate of agribusiness receivables	96.40% of CDI / IPCA + 5.90% (96.50% of CDI / IPCA + 5.90% on 12.31.16)	11.60% (13.43% on 12.31.16)	3.3	70,111	3,464,319	3,534,430	-	-	-	(197,412)	101,765	-	168,110	3,461,967	3,630,077

Development bank credit lines	Fixed rate / Selic / TJLP + 0.75% (Fixed rate / Selic / TJLP + 0.75% on 12.31.16)	7.65% (7.93% on 12.31.16)	0.7	397,309	471,519	868,828	62,439	-	(86,170)	(9,890)	10,146	11,291	381,303	499,709	881,012

Bonds	7.75% (7.75% on 12.31.16)	7.75% (7.75% on 12.31.16)	1.2	13,695	499,007	512,702	-	-	-	-	16,575	(6,806)	4,140	498,793	502,933

Export credit facility	12.17% (13.68% on 12.31.16)	12.17% (13.68% on 12.31.16)	2.0	10,997	1,850,000	1,860,997	-	-	-	(119,125)	57,825	-	72,297	1,850,000	1,922,297

Special program asset restructuring	Fixed rate / IGPM + 4.90% (Fixed rate / IGPM + 4.90% on 12.31.16)	9.76% (12.09% on 12.31.16)	3.0	934	251,146	252,080	-	-	-	(4,710)	5,104	130	3,546	248,010	251,556

Other secured debts	8.50% (8.50% on 12.31.16)	8.50% (8.50% on 12.31.16)	2.1	32,292	89,794	122,086	-	-	(7,493)	(2,591)	2,577	11	32,331	97,251	129,582

Fiscal incentives	2.40% (2.40% on 12.31.16)	2.40% (2.40% on 12.31.16)	0.3	3,948	-	3,948	3,875	-	-	(15)	16	-	72	-	72

				1,682,562	7,144,285	8,826,847	715,584	(64,564)	(341,546)	(350,463)	219,555	4,626	1,987,925	6,655,730	8,643,655

Foreign currency

Bonds	3.57% (4.05% on 12.31.16) + e.r. US$ and EUR	3.57% (4.05% on 12.31.16) + e.r. US$ and EUR	5.7	67,509	3,548,444	3,615,953	-	(2,424,133)	-	-	36,580	(81,854)	48,170	6,037,190	6,085,360

Export credit facility	LIBOR + 2.74% (LIBOR + 2.74% on 12.31.16) + e.r. US$	4.08% (3.95% on 12.31.16) + e.r. US$	1.2	318,741	575,026	893,767	-	-	(52,232)	(19,537)	9,292	(28,092)	311,606	672,730	984,336

Advances for foreign exchange rate contracts	(2.39% + e.r. US$) + e.r. US$	(2.39% + e.r. US$) + e.r. US$	-	-	-	-	-	-	(199,322)	(4,742)	347	(9,123)	212,840	-	212,840

Development bank credit lines	UMBNDES + 1.98% (UMBNDES + 2.10% on 12.31.16) + e.r. US$ and other currencies	6.30% (6.24% on 12.31.16) + e.r. US$ and other currencies	0.9	3,409	2,588	5,997	-	-	(2,561)	(133)	129	(340)	5,884	3,018	8,902

				389,659	4,126,058	4,515,717	-	(2,424,133)	(254,115)	(24,412)	46,348	(119,409)	578,500	6,712,938	7,291,438
				2,072,221	11,270,343	13,342,564	715,584	(2,488,697)	(595,661)	(374,875)	265,903	(114,783)	2,566,425	13,368,668	15,935,093

(1)   Weighted average maturity in years.

(2)   As a result of the corporate reorganization of One Foods, as mentioned in note 1.3, was transferred from the parent company, relating to paid-in capital the net amount of R$2,488,697 to SHB.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

	Consolidated
	Charges (p.a.)	Weighted average interest rate (p.a.)	WAMT (1)	Current	Non-current	03.31.17	Captured	Amortization	Interest paid	Interest appropriated	Exchange rate variation	Current	Non-current	12.31.16
Local currency

Working capital	9.32% (8.90% on 12.31.16)	9.32% (8.90% on 12.31.16)	0.7	1,319,034	518,500	1,837,534	827,308	(326,767)	(17,967)	28,834	-	1,326,126	-	1,326,126

Certificate of agribusiness receivables	96.40% of CDI / IPCA + 5,90% (96.50% of CDI / IPCA + 5,90% on 12.31.16)	11.60% (13.43% on 12.31.16)	3.3	70,111	3,464,319	3,534,430	-	-	(197,412)	101,765	-	168,110	3,461,967	3,630,077

Development bank credit lines	Fixed rate / Selic / TJLP + 0.75% (Fixed rate / Selic / TJLP + 0.75% on 12.31.16)	7.65% (7.93% on 12.31.16)	0.7	397,309	471,519	868,828	62,439	(86,170)	(9,891)	10,146	11,292	381,303	499,709	881,012

Bonds	7.75% (7.75% on 12.31.16)	7.75% (7.75% on 12.31.16)	1.2	13,695	499,007	512,702	-	-	-	16,575	(6,806)	4,140	498,793	502,933

Export credit facility	12.17% (13.68% on 12.31.16)	12.17% (13.68% on 12.31.16)	2.0	10,997	1,850,000	1,860,997	-	-	(119,125)	57,825	-	72,297	1,850,000	1,922,297

Special program asset restructuring	Fixed rate / IGPM + 4.90% (Fixed rate / IGPM + 4.90% on 12.31.16)	9.76% (12.09% on 12.31.16)	3.0	934	251,146	252,080	-	-	(4,709)	5,104	129	3,546	248,010	251,556

Other secured debts	8.50% (8.50% on 12.31.16)	8.50% (8.50% on 12.31.16)	2.1	32,292	89,794	122,086	-	(7,493)	(2,591)	2,577	11	32,331	97,251	129,582

Fiscal incentives	2.40% (2.40% on 12.31.16)	2.40% (2.40% on 12.31.16)	0.3	3,948	-	3,948	3,875	-	(15)	16	-	72	-	72

				1,848,320	7,144,285	8,992,605	893,622	(420,430)	(351,710)	222,842	4,626	1,987,925	6,655,730	8,643,655

Foreign currency

Bonds	4.63% (4.71% on 12.31.16) + e.r. US$, EUR and ARS	4.63% (4.71% on 12.31.16) + e.r. US$, EUR and ARS	6.5	508,356	7,808,471	8,316,827	-	(6,786)	(50,065)	93,446	(213,430)	489,229	8,004,433	8,493,662

Export credit facility	LIBOR + 2.08% (LIBOR + 2.71% on 12.31.16) + e.r. US$	2.95% (3.85% on 12.31.16) + e.r. US$	2.0	826,564	1,400,092	2,226,656	1,003,147	(52,232)	(23,438)	13,455	(24,870)	312,219	998,375	1,310,594

Advances for foreign exchange rate contracts	(2.39% on 12.31.16) + e.r. US$	(2.39% on 12.31.16) + e.r. US$	-	-	-	-	-	(199,323)	(4,741)	347	(9,123)	212,840	-	212,840

Development bank credit lines	UMBNDES + 1.98% (UMBNDES + 2.10% on 12.31.16) + e.r. US$ and other currencies	6.30% (6.24% on 12.31.16) + e.r. US$ and other currencies	0.9	3,409	2,588	5,997	-	(2,561)	(133)	129	(339)	5,883	3,018	8,901

Working capital	18.86% (14.28% on 12.31.16) + e.r. ARS / + e.r US$	18.86% (14.28% on 12.31.16) + e.r. ARS / + e.r US$	0.7	416,494	55,855	472,349	528,231	(347,556)	(4,557)	7,728	(4,225)	236,908	55,820	292,728

				1,754,823	9,267,006	11,021,829	1,531,378	(608,458)	(82,934)	115,105	(251,987)	1,257,079	9,061,646	10,318,725
				3,603,143	16,411,291	20,014,434	2,425,000	(1,028,888)	(434,644)	337,947	(247,361)	3,245,004	15,717,376	18,962,380

(1) Weighted average maturity in years.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

The main characteristics of loan and financing agreements entered into by the Company were disclosed in note 20 of financial statements for the year ended December 31, 2016.

On March 31, 2017, the Company did not have financial covenants clauses related to its loan agreements.

19.1.     Loans and financing maturity schedule

The maturity schedule of the loans and financing is as follows:

	Parent company	Consolidated
	03.31.17	03.31.17
2017	1,815,969	2,505,095
2018	2,846,606	4,032,731
2019	3,302,519	3,318,660
2020	1,101,653	1,409,040
2021	7,373	19,581
2022 onwards	4,268,444	8,729,327
	13,342,564	20,014,434

19.2.     Guarantees

	BR GAAP		BR GAAP and IFRS
	Parent company		Consolidated
	03.31.17	12.31.16	03.31.17	12.31.16
Total of loans and financing	13,342,564	15,935,093	20,014,434	18,962,380
Mortgage guarantees	1,000,855	1,019,568	1,000,855	1,019,568
Related to FINEM-BNDES	709,569	771,257	709,569	771,257
Related to FNE-BNB	122,085	129,582	122,085	129,582
Related to tax incentives and other	169,200	118,729	169,200	118,729

The Company is the guarantor of a loan obtained by Instituto Sadia de Sustentabilidade from the Bank National Economic and Social Development (“BNDES”). The loan was obtained with the purpose of allowing the implementation of biodigesters in the farms of the outgrowers which take part in the Company´s integration system, targeting the reduction of the emission of Greenhouse Gases. The value of these guarantees on March 31, 2017 totaled R$25,663 (R$28,390 as of December 31, 2016).

The Company is the guarantor of loans related to a special program, which aimed the local development of outgrowers in the central region of Brazil. The proceeds of such loans are utilized by the outgrowers to improve farm conditions and will be paid by them in 10 years, taking as collateral the land and equipment acquired by the outgrowers through this program. The guarantee totaled R$131,548 as of March 31, 2017 (R$138,542 as of December 31, 2016).

On March 31, 2017, the Company contracted bank guarantees in the amount of R$1,553,547 (R$1,934,547 as of December 31, 2016). These bank guarantees were offered mainly in litigations involving the Company´s use of tax credits. These guarantees have an average cost of 0.90% p.a. (0.90% p.a. as of December 31, 2016).

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

19.3.     Commitments

In the normal course of the business, the Company enters into agreements with third parties which are mainly related to the purchases of raw materials, such as corn and soymeal, where the agreed prices can be fixed or to be fixed. The Company enters into other agreements, such as electricity, packaging supplies and manufacturing activities. The amounts of these agreements at the date of these financial statements are set forth below:

	Parent company	Consolidated
	03.31.17	03.31.17
2017	4,675,943	5,004,836
2018	598,381	639,470
2019	311,394	321,822
2020	220,160	220,772
2021	102,791	102,874
2022 onwards	220,383	220,383
	6,129,052	6,510,157

20.         TRADE ACCOUNTS PAYABLE

	Parent company		Consolidated
	03.31.17	12.31.16	03.31.17	12.31.16
Domestic suppliers
Third parties	3,527,073	4,147,917	3,925,097	4,148,132
Related parties	214,516	13,118	17,023	13,118
	3,741,589	4,161,035	3,942,120	4,161,250

Foreign suppliers
Third parties	509,024	629,891	1,616,039	1,727,542
Related parties	1,796	13,864	-	-
	510,820	643,755	1,616,039	1,727,542

(-) Adjustment to present value	(37,588)	(46,069)	(44,829)	(48,954)
	4,214,821	4,758,721	5,513,330	5,839,838

For the three-month period ended March 31, 2017, the average payment period is 89 days (99 days on December 31, 2016).

The information on accounts payable involving related parties is presented in note 29. The trade accounts payable to related parties refer to transactions with associates UP! in Brazil.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

21.         SUPPLY CHAIN FINANCE

	Parent company		Consolidated
	03.31.17	12.31.16	03.31.17	12.31.16
National suppliers	706,352	1,007,075	775,543	1,007,075
Foreign suppliers	231,477	328,507	234,197	328,507
	937,829	1,335,582	1,009,740	1,335,582

The Company has partnerships with financial institutions that allow the suppliers to anticipate their receivables. The suppliers do have the freedom to choose whether to anticipate or not and, if positive, with which institution. The anticipation allows the suppliers to better manage their cash flow needs. The option given to the supplier does not change substantially the commercial agreements conditions between the Company and the supplier. As such, these transactions are presented in the operational cash flows for the period ended March 31, 2017 and December 31, 2016.

On March 31, 2017, the discount rates applied to the supply chain finance transactions agreed between our suppliers and the financial institutions in the internal market were set between 0.94% to 1.30% p.m. (1.08% to 1.33% p.m. on December 31, 2016).

On March 31, 2017, the discount rates applied to the supply chain finance transactions agreed between our suppliers and the financial institutions in the external market were set between 2.18% to 3.16% p.a. (2.06% to 3.03% p.a. on December 31, 2016).

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

22.         OTHER FINANCIAL ASSETS AND LIABILITIES

	Parent company		Consolidated
	03.31.17	12.31.16	03.31.17	12.31.16

Derivatives designated as cash flow hedges
Assets
Non-deliverable forward (NDF)	83,248	76,339	83,248	76,339
Currency option contracts	105,439	118,741	105,439	118,741
Deliverable forwards contracts	-	-	361	43
Non-deliverable forward of commodities (NDF)	5,771	2,397	5,771	2,397
Corn and soymeal future contracts - BM&FBOVESPA	172	-	172	-
	194,630	197,477	194,991	197,520

Liabilities
Non-deliverable forward of currency (NDF)	(2,837)	(1,789)	(2,837)	(1,789)
Commodities (soy meal) non-deliverable forward (NDF)	(1,609)	(880)	(1,609)	(880)
Currency option contracts	(13,329)	(35,064)	(13,329)	(35,064)
Deliverable forwards contracts	-	-	-	(309)
Commodities (corn) non-deliverable forward (NDF)	(1,526)	(560)	(1,526)	(560)
Corn and soymeal future contracts - BM&FBOVESPA	-	(27)	-	(27)
Exchange rate contracts currency (Swap)	(145,807)	(162,140)	(161,607)	(184,165)
	(165,108)	(200,460)	(180,908)	(222,794)

Non derivatives designated as cash flow hedges
Assets
Non-deliverable forward of currency (NDF)	4,082	-	4,082	46
Currency option contracts	89	-	89	-
Deliverable forwards contracts	-	-	-	11
Exchange rate contracts currency (Swap)	769	438	769	438
	4,940	438	4,940	495

Liabilities
Non-deliverable forward of currency (NDF)	(2,040)	(82,481)	(22,339)	(83,006)
Currency option contracts	(89)	-	(89)	-
Exchange rate contracts currency (Swap)	(172,407)	(218,541)	(172,407)	(218,541)
Dollar future contracts - BM&FBovespa	(577)	(5,230)	(577)	(5,230)
	(175,113)	(306,252)	(195,412)	(306,777)

Current assets	199,570	197,915	199,931	198,015
Current liabilities	(340,221)	(506,712)	(376,320)	(529,571)

The collateral given in the transactions presented above are disclosed in note 7.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

23.         LEASES

The Company is lessee in several contracts, which can be classified as operating or finance lease.

23.1.     Operating lease

The minimum future payments of non-cancellable operating lease are presented below:

	Parent company	Consolidated
	03.31.17	03.31.17
2017	278,142	346,087
2018	110,287	124,738
2019	45,491	53,289
2020	20,088	25,920
2021	14,314	19,764
2022 onwards	45,384	57,097
	513,706	626,895

The payments of operating lease agreements recognized as expense during the three-month period ended March 31, 2017 amounted to R$45,740 in the parent company and R$81,340 in the consolidated (R$50,695 in the parent company and R$85,287 in the consolidated during the three-month period ended March 31, 2016).

23.2.     Finance lease

The Company enters into finance leases mainly for the acquisitions of machinery, equipment, vehicles, software and buildings, presented below:

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

		Parent company		Consolidated
	Weighted average interest rate (p.a.) (1)	03.31.17	12.31.16	03.31.17	12.31.16
Cost
Machinery and equipment		86,515	113,644	92,000	115,805
Software		61,558	78,692	61,558	78,692
Vehicles		-	-	492	491
Land		-	-	1,666	1,662
Buildings		160,952	141,732	163,671	144,446
		309,025	334,068	319,387	341,096

Accumulated depreciation
Machinery and equipment	44.77%	(38,361)	(37,876)	(39,555)	(38,429)
Software	80.00%	(17,716)	(63,483)	(17,716)	(63,483)
Vehicles	20.00%	-	-	(260)	(259)
Buildings	11.11%	(47,042)	(43,956)	(47,154)	(44,068)
		(103,119)	(145,315)	(104,685)	(146,239)
		205,906	188,753	214,702	194,857

(1)     The period of depreciation of leased assets corresponds to the lowest of term of the contract and the useful life of the asset, as determined by CVM Deliberation Nº 645/10.

The minimum future payments required for these finance leases are segregated as follows, and were recorded in current and non-current liabilities:

	Parent company
	03.31.17
	Present value of minimum payments	Interest	Minimum future payments
2017	106,348	13,730	120,078
2018	35,199	15,906	51,105
2019	30,600	14,655	45,255
2020	21,654	10,385	32,039
2021	16,924	6,509	23,433
2022 onwards	56,430	32,409	88,839
	267,155	93,594	360,749

	Consolidated
	03.31.17
	Present value of minimum payments	Interest	Minimum future payments
2017	108,706	15,703	124,409
2018	37,024	17,467	54,491
2019	31,641	15,540	47,181
2020	22,167	10,947	33,114
2021	16,924	6,509	23,433
2022 onwards	58,994	33,912	92,906
	275,456	100,078	375,534

The contract terms for both modalities, with respect to renewal, adjustment and purchase option, are according to market practices. In addition, there are no clauses of contingent payments or restrictions on dividends distribution, payments of interest on shareholders’ equity or obtaining debt.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

The Company also has commitments regarding financial leases, related to a “built to suit” agreement for the construction of office facilities will be build by third parties. The agreements terms will be 15 years from the signing date as well as the charge of rent expenses. If the Company defaults on its obligations, it will be subject to fines and/or acceleration of rent outstanding installments falling due, according to the term of each contract.

The estimated schedule of future payments related to these this agreement is set forth below:

Parent company and Consolidated
03.31.17
2017	5,915
2018	8,359
2019	8,861
2020	9,393
2021	9,956
2022 onwards	143,830
186,315

24.         SHARE BASED PAYMENT

The rules of the stock options plan granted to executives were disclosed in the financial statements for the year ended December 31, 2016 (note 24) and are unchanged for this period.

According to the ordinary meeting of the Board of Directors held on March 30, 2017, were approved the granting of 863,528 stock options.

The breakdown of the outstanding granted options is presented as follows:

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

Date			Quantity		Grant (1)	Price of converted share (1)
Grant date	Beginning of the year	End of the year	Options granted	Outstanding options	Fair value of the option	Granting date	Updated IPCA

Plan I
05.02.12	05.01.13	05.01.17	3,708,071	284,021	7.82	34.95	48.32
05.02.13	05.01.14	05.01.18	3,490,201	689,894	11.88	46.86	60.84
04.04.14	04.03.15	04.03.19	1,552,564	550,524	12.56	44.48	54.70
05.02.14	05.01.15	05.01.19	1,610,450	867,443	14.11	47.98	58.61
12.18.14	12.17.15	12.17.19	5,702,714	4,374,055	14.58	63.49	75.55
			16,064,000	6,765,937

Plan II
04.26.16	04.30.17	04.30.21	8,724,733	6,050,000	9.21	56.00	57.87
05.31.16	05.31.17	05.31.20	3,351,220	3,120,440	10.97	46.68	47.86
03.30.17	03.30.17	03.31.21	863,528	863,528	9.45	38.43	38.43
			12,939,481	10,033,968
			29,003,481	16,799,905

(1)     Amounts expressed in Brazilian Reais

The rollforward of the outstanding granted options for three-month period ended March 31, 2017 is presented as follows:

Consolidated

Outstanding options as of December 31, 2016	16,506,807
Issued - grant of 2017
March 2017	863,528
Cancelled:
Grant of 2016	(189,170)
Grant of 2014	(341,269)
Grant of 2013	(30,091)
Grant of 2012	(9,900)
Outstanding options as of March 31, 2017	16,799,905

The weighted average exercise prices of the outstanding options conditioned to services is R$59.51 (Fifty nine Brazilian Reais and fifty-one cents), and the weighted average of the remaining contractual term is 39 months.

The Company records as capital reserve in shareholders’ equity the fair value of the options in the amount of R$246,799 (R$236,208 as of December 31, 2016). During the three-month period ended March 31, 2017 the amount recognized as expense was R$10,591 (R$19,706 as of March 31, 2016).

During the three-month period ended March 31, 2017 there have been no exercised any stock option by the Company’s executives.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

25.         PENSION AND OTHER POST-EMPLOYMENT PLANS

25.1.     Pension plans

The Company offers pension and other post-employment plans to the employees. The characteristics of such benefits were disclosed in the annual financial statements for the year ended December 31, 2016 (note 26) and have not been changed during this period.

The actuarial liabilities and the related effects in the statement of income are presented below:

	Parent company		Consolidated
	Liabilities		Liabilities
	03.31.17	12.31.16	03.31.17	12.31.16
Medical assistance	115,321	112,320	115,451	112,320
F.G.T.S. Penalty (1)	127,715	137,190	141,970	137,190
Award for length of service	49,338	52,018	53,825	52,018
Other	26,937	28,563	29,496	28,563
	319,311	330,091	340,742	330,091

Current	72,339	76,707	76,707	76,707
Non-current	246,972	253,384	264,035	253,384

(1)     FGTS – Government Severance Indemnity Fund for Employees

The Company estimated costs for the year 2017, according to an appraisal report prepared in 2016 by an actuarial expert and recorded in statement of income for the period in counterpart to comprehensive income an expense of R$6,344 (expense of R$5,710 on March 31, 2016) in the parent company and R$10,651 (R$9,818 on March 31, 2016) in the consolidated.

26.         PROVISION FOR TAX, CIVIL AND LABOR RISKS

The Company and its subsidiaries are involved in certain legal proceedings arising from the normal course of business, which include civil, administrative, tax, social security and labor claims.

The Company classifies the risk of unfavorable decisions in the legal proceedings as “probable”, “possible” or “remote”. The provisions recorded relating to such proceedings is determined by the Company’s management, based on legal advice and reasonably reflect the estimated probable losses.

The Company’s management believes that its provision for tax, civil and labor risks, accounted for according to CVM Deliberation Nº 594/09 is sufficient to cover estimated losses related to its legal proceedings, as presented below:

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

26.1.     Contingencies for probable losses

The rollforward of the provisions for tax, civil and labor risks is summarized below:

	Parent company
	Tax	Labor	Civil, commercial and other	Contingent liabilities	Total
					03.31.17
Beginning balance	256,461	434,397	117,325	496,034	1,304,217
Additions	1,796	110,670	9,511	-	121,977
Reversals	(2,777)	(19,057)	(2,939)	(1)	(24,774)
Payments	(4,809)	(48,018)	(7,172)	-	(59,999)
Exchange rate variation	6,082	16,754	6,203	-	29,039
Ending balance	256,753	494,746	122,928	496,033	1,370,460

Current					286,172
Non-current					1,084,288

	Consolidated
	Tax	Labor	Civil, commercial and other	Contingent liabilities	Total
					03.31.17
Beginning balance	281,715	479,742	122,504	499,910	1,383,871
Additions	7,559	133,998	12,767	-	154,324
Business combination	-	-	-	-	-
Reversals	(8,707)	(32,806)	(8,040)	(3,600)	(53,153)
Payments	(4,809)	(48,812)	(7,172)	-	(60,793)
Price index update	6,082	16,802	6,203	-	29,087
Exchange rate variation	51	105	10	8	174
Ending balance	281,891	549,029	126,272	496,318	1,453,510

Current					286,172
Non-current					1,167,338
26.2.     Contingencies classified as a risk of possible loss

The Company is involved in other tax, civil, labor and social security contingencies, for which losses have been assessed as possible by management with the support from legal counsel and therefore no provision was recorded. On March 31, 2017 the total amount of the possible contingencies was R$13,893,281 (R$13,667,857 as of December 31, 2016), of which R$496,318 (R$499,910 as of December 31, 2016) was recorded at fair value as a result of business combinations with Sadia, Avex and Dánica group, according to the requirements of paragraph 23 of CVM Deliberation Nº 665/11. The main natures of these contingencies were properly disclosed in the annual statements for the year ended December 31, 2016 (note 27.2).

27.         SHAREHOLDERS’ EQUITY

27.1.     Capital stock

On March 31, 2017, the capital subscribed and paid by the Company is R$12,553,418, which is composed of 812,473,246 book-entry shares of common stock without par value. The value of the capital stock is net of the public offering expenses of R$92,947.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

27.2.     Breakdown of capital stock by nature

	Consolidated
	03.31.17	12.31.16
Common shares	812,473,246	812,473,246
Treasury shares	(13,468,001)	(13,468,001)
Outstanding shares	799,005,245	799,005,245

27.3.     Rollforward of outstanding shares

	Consolidated
		Quantity of outstanding of shares
	03.31.17	12.31.16
Shares at the beggining of the period	799,005,245	809,972,245
Purchase of treasury shares	-	(11,107,600)
Sale of treasury shares	-	140,600
Shares at the end of the period	799,005,245	799,005,245

27.4.     Treasury shares

The Company has 13,468,001 shares in treasury, with an average cost of R$53.60 (fifty three Brazilian Reais and sixty cents) per share, with a market value corresponding to R$520,000.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

28.         EARNINGS PER SHARE

	Parent company
	03.31.17	03.31.16
Basic numerator
Net (loss) profit for the period attributable to controlling shareholders	(281,434)	39,062

Basic denominator
Common shares	812,473,246	812,473,246
Weighted average number of outstanding shares - basic (except treasury shares)	799,005,245	806,871,604
Net (loss) earnings per share basic - R$	(0.35223)	0.04841

Diluted numerator
Net (loss) profit for the period attributable to controlling shareholders	(281,434)	39,062

Diluted denominator
Weighted average number of outstanding shares - basic (except treasury shares)	799,005,245	806,871,604
Number of potential shares (stock options)	-	59,229
Weighted average number of outstanding shares - diluted	799,005,245	806,930,833
Net (loss) earnings per share diluted - R$	(0.35223)	0.04841

Diluted results is calculated considering the numbers of dilutive potential ordinary shares (stock options). However, due to loss disclosed for the period ended March 31, 2017, the numbers of dilutive potential ordinary shares (stock options) has antidilutive effect and therefore was not considered in the calculation of loss per share diluted.

29.         RELATED PARTIES – PARENT COMPANY

As part of the Company’s operations, rights and obligations arise between related parties, resulting from transactions of purchase and sale of products, loans agreed on normal conditions of market for similar transactions, based on contracts.

All the relationships between the Company and its subsidiaries were disclosed irrespective of the existence or not of transactions between these parties.

All the transactions and balances among the companies were eliminated in the consolidation and refer to commercial and/or financial transactions.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

29.1.     Transactions and balances

The balances of the transactions with the related parties are as follow:

	Accounts receivable		Dividends and interest on the shareholders' equity receivable		Loan contracts		Trade accounts payable		Advance for future capital increase	Other rights		Other obligations
	03.31.17	12.31.16	03.31.17	12.31.16	03.31.17	12.31.16	03.31.17	12.31.16	03.31.17	03.31.17	12.31.16	03.31.17		12.31.16

AKF	-	-	-	-	-	-	(267)	-	-	-	-	-		-
Al-Wafi Food Products Factory LLC	-	-	-	-	-	-	-	-	-	31	31	(279)		(281)
Avex S.A.	73,408	51,812	-	-	-	-	(134)	-	-	25,468	25,468	-		-
BFF International Ltd.	-	-	-	-	-	-	-	-	-	1,728	1,777	-		-
BRF Al Yasra	-	-	-	-	-	-	-	-	-	-	163	(3,188)		(3,279)
BRF Energia S.A.	-	-	-	-	-	-	(178)	-	1,205	-	-	-		-
BRF Foods GmbH	1,284	148,947	-	-	-	-	(50)	(51)	-	233	233	(3,093)		-
BRF Foods LLC	-	-	-	-	-	-	-	-	-	372	342	-		-
BRF Global GmbH	5,441,753	6,823,021	-	-	95,962	97,773	(1,222)	(13,436)	-	-	-	(4,382,712)	(1)	(4,702,753)
BRF GmbH	-	-	-	-	-	-	(13)	(14)	-	-	-	(1,173)		(1,171)
BRF Hong Kong	175	-	-	-	-	-	-	-	-	-	-	-		-
Campo Austral	6,216	-	-	-	-	-	-	-	-	-	-	-		-
Federal Foods	-	-	-	-	-	-	-	-	-	-	-	(64)		(72)
FFM Further	-	-	-	-	-	-	-	-	-	70	-	-		-
Highline International Ltd.	-	-	-	-	(5,778)	(5,944)	-	-	-	-	-	-		-
K&S Alimentos S.A.	-	-	7,026	7,026	-	-	-	-	-	8	-	-		-
Perdigão International Ltd.	-	-	-	-	(29,341)	(29,429)	-	-	-	357	301	(964,731)	(1)	(991,477)
PSA Laboratório Veterinário Ltda.	-	-	1,344	1,344	-	-	-	-	-	-	-	-		-
Quickfood S.A.	45,880	23,661	-	-	-	-	-	(251)	-	-	-	(675)		(377)
Sadia Alimentos S.A.	16,548	14,910	-	-	-	-	(110)	(112)	-	-	-	-		-
Sadia Chile S.A.	33,314	35,484	-	-	-	-	-	-	-	-	-	-		-
Sadia Uruguay S.A.	8,681	10,552	-	-	-	-	-	-	-	-	-	-		-
SHB com. e ind. de alim. S.A	404,125	-	-	-	-	-	(197,315)	-	-	22,278	-	(128,117)		-
UP! Alimentos Ltda.	1,106	1,098	-	7,448	-	-	(17,023)	(13,118)	-	3,732	3,410	-		-
VIP S.A. Empreendimentos e Partic. Imob.	-	-	1,051	1,050	-	-	-	-	-	-	-	-		-
Wellax Foods Logistics C.P.A.S.U. Lda.	-	-	-	-	-	-	-	-	-	147	371	-		-
Corall Consultoria LTDA.	-	-	-	-	-	-	-	-	-	-	-	-		(496)
Instituto de Desenvolvimento Gerencial S.A.	-	-	-	-	-	-	-	-	-	-	-	-		(54)
Edavila Consultoria Empresarial Eireli	-	-	-	-	-	-	-	-	-	-	-	-		(40)
Total	6,032,490	7,109,485	9,421	16,868	60,843	62,400	(216,312)	(26,982)	1,205	54,424	32,096	(5,484,032)		(5,700,000)

(1)     The amount corresponds to advances for future export pre-payment. Other information about PPE’s are disclosed in note 4.2.2.a.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

	Revenue		Financial results, net		Purchases
	03.31.17	03.31.16	03.31.17	03.31.16	03.31.17	03.31.16

Al-Wafi Foods	-	25,909	-	-	-	-
Avex S.A.	21,531	11,775	-	-	(134)	(276)
BRF Energia S.A.	-	-	-	-	(9,670)	-
BRF Foods GmbH	2,748	-	-	-	-	(49)
BRF Global GmbH	1,518,544	2,668,713	(29,275)	(431)	-	-
BRF Hong Kong	175	-	-	-	-	-
Campo Austral	6,206	-	-	-	-	-
Perdigão International Ltd.	-	-	(13,655)	(17,111)	-	-
Quickfood S.A.	22,029	8,614	-	-	(167)	(382)
Sadia Alimentos S.A.	1,636	-	-	-	-	-
Sadia Chile S.A.	33,017	39,999	-	-	-	-
Sadia Uruguay S.A.	3,125	3,511	-	-	-	-
SHB com. e ind. de alim. S.A	1,060,616	-	-	-	(585,119)	-
UP! Alimentos Ltda.	3,615	3,410	-	-	(50,512)	(45,454)
Hortigil Hortifruti S.A. (2)	-	3,467	-	-	-	-
Instituto de Desenvolvimento Gerencial S.A. (1)	-	-	-	-	-	(3,326)
Edavila Consultoria Empresarial Eireli (1)	-	-	-	-	(40)	-
Total	2,673,242	2,765,398	(42,930)	(17,542)	(645,642)	(49,487)

(1)       Entity on which BRF has no equity interest, but have relationship with the Board of Directors, and provided services to the Company: (i) Corall Consultoria Ltda: provided organizational development consulting services; (ii) Instituto de Desenvolvimento Gerencial S.A.: provided advisory services related to strategic management and organizational restructure, and (iii) Edavila Consultoria Empresarial Eireli: provided consulting service related international marketing and innovation.

(2)       Since April 08th , 2016, the entity doesn’t related parties, because Board of Director member has no more relationship with this entity.

All companies presented in note 1.1 are controlled by BRF, except for UP! Alimentos, PP-BIO, PR-SAD and SATS BRF which are associates or joint ventures.

The Company also recorded a liability in the amount of R$5,559 (R$6,150 as of December 31, 2016) related to the fair value of the guarantees offered to BNDES concerning a loan made by Instituto Sadia de Sustentabilidade.

Due to the acquisition of biodigesters from Instituto Sadia de Sustentabilidade, as of March 31, 2017 the Company recorded a payable to this entity of R$20,103 included in other liabilities (R$22,239 as of December 31, 2016).

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

The Company entered into loans agreement with its subsidiaries. Below is a summary of the balances and rates charged for the transactions at the balance sheet date:

Counterparty			Balance	Interest rate (p.a.)
Creditor	Debtor	Currency	03.31.17

Campo Austral S.A.	Buenos Aires Fortune S.A.	ARS	948,748	20.0%
BRF GmbH	Federal Foods Qatar	US$	522,786	2.5%
BRF GmbH	BRF Global GmbH	EUR	406,914	0.7%
Sadia Overseas Ltd.	BRF Global GmbH	US$	288,603	6.9%
BRF GmbH	Al Wafi Al Takamol	US$	279,721	1.1%
Eclipse Holding Cooperatief	Eclipse LATAM Holdings	EUR	254,600	20.0%
BRF GmbH	BRF Foods GmbH	US$	243,129	1.6%
BRF Global GmbH	BFF International Ltd.	US$	237,431	1.5%
Sadia International Ltd.	Wellax Food Logistics	US$	181,504	1.5%
BRF GmbH	BRF Invicta	GBP	147,952	3.0%
Perdigão International Ltd.	BRF Global GmbH	US$	144,293	3.2%
BRF GmbH	Federal Foods	US$	100,122	1.1%
BRF S.A	BRF Global GmbH	US$	95,962	3.0%
BRF GmbH	BRF Holland B.V.	EUR	79,628	3.0%
BRF GmbH	BRF Foods LLC	US$	65,625	2.5%
BRF Holland B.V.	BRF B.V. (NL)	EUR	40,878	3.0%
Campo Austral S.A.	Itega	ARS	38,395	20.0%
Perdigão International Ltd.	BRF S.A	US$	29,341	1.4%
BRF GmbH	BRF Hong Kong	US$	9,539	3.6%
BRF GmbH	AL Wafi	US$	9,418	1.2%
Perdigão International Ltd.	BRF Foods LLC	US$	3,891	1.0%
BRF GmbH	BRF Singapore	SGD	3,060	1.5%
BRF Holland B.V.	BRF Wrexam	GBP	2,247	3.0%
Wellax Food Logistics	BRF Foods LLC	US$	2,012	7.0%
BRF Invicta Food	BRF Invicta	GBP	1,988	0.7%
BRF GmbH	BRF Global GmbH	US$	1,166	3.3%
BRF GmbH	BRF Austria Gmbh	US$	731	4.0%

29.2.     Other Related Parties

The Company leased properties owned by FAF. For the three-month period ended March 31, 2017, the total amount paid as rent was R$3,638 (R$3,638 during the three-month period ended March 31, 2016). The rent value was set based on market conditions.

29.3.     Granted guarantees

All granted guarantees on behalf of related parties were disclosed in note 19.2.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

29.4.     Management remuneration

The management key personnel include the directors and officers, members of the executive committee and the head of internal audit.

The total remuneration and benefits paid to these professionals are demonstrated below:

	Consolidated
	03.31.17	03.31.16
Salary and profit sharing	6,836	9,239
Short term benefits (1)	58	199
Private pension	167	203
Post-employment benefits	4	46
Termination benefits	840	1,909
Share based payment	4,805	3,281
	12,711	14,877

(1)     Comprises:  Medical assistance, educational expenses and others.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

30.         NET SALES

	Parent company		Consolidated
	03.31.17	03.31.16	03.31.17	03.31.16
Gross sales
Brazil	4,666,031	4,358,417	4,664,095	4,358,417
Europe	723,877	592,051	995,843	1,019,294
One Foods	1,148,092	1,234,874	1,484,066	1,777,149
Africa	154,567	158,605	146,447	177,052
Asia	748,061	786,046	950,936	1,091,385
LATAM	214,605	136,425	619,672	533,674
Other segments	173,550	256,299	318,705	381,479
	7,828,783	7,522,717	9,179,764	9,338,450

Sales deductions
Brazil	(1,008,773)	(817,771)	(1,010,415)	(817,762)
Europe	(8,027)	(7,293)	(67,246)	(61,397)
One Foods	(121,098)	(19,553)	(167,690)	(193,402)
Africa	(1,060)	(3,366)	(3,595)	(966)
Asia	(5,930)	(32,580)	(8,037)	(20,218)
LATAM	(621)	(1,086)	(92,134)	(95,942)
Other segments	(30,733)	(26,076)	(21,198)	(28,433)
	(1,176,242)	(907,725)	(1,370,315)	(1,218,120)

Net sales
Brazil	3,657,258	3,540,646	3,653,680	3,540,655
Europe	715,850	584,758	928,597	957,897
One Foods	1,026,994	1,215,321	1,316,376	1,583,747
Africa	153,507	155,239	142,852	176,086
Asia	742,131	753,466	942,899	1,071,167
LATAM	213,984	135,339	527,538	437,732
Other segments	142,817	230,223	297,507	353,046
	6,652,541	6,614,992	7,809,449	8,120,330

31.         RESEARCH AND DEVELOPMENT COSTS

Consist of expenditures on internal research and development of new products which are recognized when incurred. The expenditures amounted to R$9,635 for the three-month ended March 31, 2017 (R$11,359 during the three-month period ended March 31, 2016).

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

32.         OTHER OPERATING INCOME (EXPENSES), NET

	Parent company		Consolidated
	03.31.17	03.31.16	03.31.17	03.31.16
Income
Recovery of expenses	45,352	26,853	45,544	27,598
Provision reversal	6,557	1,085	6,557	1,085
Scrap sales	2,379	2,548	3,561	3,126
Other	4,343	13,414	8,807	14,742
	58,631	43,900	64,469	46,551

Expenses
Provision for civil, labor and tax risks	(54,616)	(20,339)	(56,134)	(20,339)
Extraordinary expenses -Weak Flesh Operation (1)	(39,368)	-	(39,808)	-
Transaction with Lactalis	(35,319)	-	(35,319)	-
Idleness costs (2)	(19,219)	(7,538)	(24,050)	(13,932)
Other employees benefits	(16,254)	(15,525)	(17,854)	(15,808)
Stock options plan	(10,591)	(1,909)	(10,591)	(1,909)
Insurance claims costs	(7,807)	(7,603)	(8,238)	(7,575)
Allowance for doubtful accounts	(5,349)	(2,225)	(5,273)	(2,206)
Net loss on the disposals of property, plant and equipment	(6,999)	(5,874)	(4,327)	(5,461)
Management profit sharing	-	(3,529)	-	-
Other	(30,663)	(13,141)	(39,789)	(25,744)
	(226,185)	(77,683)	(241,383)	(92,974)
	(167,554)	(33,783)	(176,914)	(46,423)

(1)     Related to the weak flesh operation.

(2)     Idleness cost includes depreciation charge R$8,335 (R$3,453 during the three-month period ended March 31, 2016) in the parent company and R$9,767 (R$3,783 during the three-month period ended March 31, 2016) in the consolidated.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

33.         FINANCIAL INCOME (EXPENSES), NET

	Parent company		Consolidated
	03.31.17	03.31.16	03.31.17	03.31.16
Financial income
Exchange rate variation on other assets	-	-	194,180	-
Exchange rate variation on loans and financing	57,564	657,294	156,695	657,145
Interest on cash and cash equivalents	59,812	12,868	69,066	34,166
Interest on assets	60,089	95,885	62,407	96,479
Interests on financial assets classified as
Held to maturity	21,274	21,703	21,274	21,703
Held for trading	5,984	6,416	6,228	10,817
Available for sale	-	-	4,505	-
Exchange rate variation of foreign on net assets (1)	-	-	9,052	-
Exchange rate variation on liabilities	171,963	205,002	-	132,761
Others	943	-	2,162	-
	377,629	999,168	525,569	953,071

Financial expenses
Interest on loans and financing	(264,984)	(192,574)	(354,018)	(233,993)
Losses on derivative transactions, net	(236,026)	(604,665)	(234,250)	(581,389)
Exchange rate variation on other liabilities	-	-	(147,873)	-
Adjustment to present value	(65,951)	(74,740)	(78,148)	(74,612)
Interest on liabilities	(44,146)	(47,870)	(46,583)	(48,538)
Exchange rate variation on marketable securities	(112)	(485)	(32,580)	(105,685)
Exchange rate variation of foreign on net assets (1)	-	-	-	(265,530)
Exchange rate variation on assets	(20,501)	(69,166)	-	(125,814)
Financial expenses on accounts payable	-	(67,028)	-	(67,028)
Interest expenses on loans to related parties	(42,930)	(17,542)	-	-
Others	(22,140)	(31,268)	(44,662)	(54,772)
	(696,790)	(1,105,338)	(938,114)	(1,557,361)
	(319,161)	(106,170)	(412,545)	(604,290)

(1)          Refers to gains and losses on translation of assets and liabilities reported by the Company’s subsidiaries whose functional currency is Real.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

34.         STATEMENT OF INCOME BY NATURE

The Company has chosen to disclose its statement of income by function and thus presents below the details by nature:

	Parent company		Consolidated
	03.31.17	03.31.16	03.31.17	03.31.16
Costs of sales
Costs of goods	4,051,008	3,597,135	4,483,772	4,377,704
Depreciation	272,594	281,737	345,469	303,870
Amortization	1,113	917	1,612	1,480
Salaries and employees benefits	706,673	776,919	947,030	863,297
Others	384,824	505,137	582,057	543,254
	5,416,212	5,161,845	6,359,940	6,089,605

Sales expenses
Depreciation	14,556	12,545	15,474	13,549
Amortization	1,854	1,985	6,799	4,126
Salaries and employees benefits	213,055	212,108	288,257	290,519
Indirect and direct logistics expenses	311,247	433,584	516,891	554,061
Others	208,493	252,641	255,355	345,365
	749,205	912,863	1,082,776	1,207,620

Administrative expenses
Depreciation	4,374	2,912	5,923	5,084
Amortization	22,765	18,256	52,460	40,509
Salaries and employees benefits	23,300	26,316	64,558	60,648
Fees	5,440	7,685	7,006	7,718
Others	(423)	13,644	(796)	19,836
	55,456	68,813	129,151	133,795

Other operating expenses (1)
Depreciation	8,335	3,453	9,767	3,783
Others	217,850	74,230	231,616	89,191
	226,185	77,683	241,383	92,974

(1)     The composition of other operating expenses is disclosed in note 32.

35.         NEW ACCOUNTING STANDARDS AND PRONOUNCEMENTS RECENTLY ADOPTED AND NOT YET ADOPTED

During the three-month period ended March 31, 2017, the Company has not been required to adopted new accounting standards and pronouncements. Therefore, it is necessary to read this interim financial statement in conjunction with the financial statements for the year ended December 31, 2016 in order to obtain the details of recently adopted or not yet adopted accounting pronouncements.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

36.         APPROVAL OF THE CONSOLIDATED FINANCIAL STATEMENTS

The consolidated financial statements were approved by the Board of Directors on May 11, 2017.

BOARD OF DIRECTORS (1)
Chairman (Independent)	Abilio dos Santos Diniz
Vice-Chairman (Non-independent) Independent Member Independent Member Non-independent member Independent Member Independent Member Independent Member Independent Member Non-independent member

Francisco Petros O. L. Papathanasiadis

Walter Fontana Filho

Luiz Fernando Furlan

José Carlos Reis de M. Neto

Flávia Buarque de Almeida

José Aurélio Drummond Júnior

Marcos Guimarães Grasso

Carlos da C. Parcias Júnior

Walter Malieni Júnior

(1)      The members of the Board of Directors were elected in Ordinary and Extraordinary General Meeting held on April 26, 2017.

FISCAL COUNCIL (2)
Chairman	Attílio Guaspari
Effective Member	Marcus Vinicius D. Severini
Effective Member	Antônio Carlos Rovai

(2)      The members of the Fiscal Council were elected in Ordinary and Extraordinary General Meeting held on April 26, 2017.

AUDIT COMITTEE (3)
Coordinator (Non-independent)	Francisco Petros O. L. Papathanasiadis
Independent Member	Walter Fontana Filho
Non-independent member	Walter Malieni Júnior
External Member and Financial Specialist External Member	Fernando Maida Dall`Acqua Sérgio Ricardo Silva Rosa

(3)     The members of the Audit Comittee were elected in Board of Directors Meeting held on March 27, 2017.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

BOARD OF EXECUTIVE OFFICERS (4)
Chief Executive Officer Global / Vice President of Finance, and Investor Relations	Pedro de Andrade Faria
Vice President of Operations	Hélio Rubens M. dos Santos Júnior
Vice President of Corporate Integrity	José Roberto Pernomian Rodrigues
Vice President of People	Artur Paranhos Tacla
Vice President of Supply Chain	Leonardo Almeida Byrro

(4)      The members of the Board of Executive Officers were elected in Board of Directors Meeting held on July 11, 2016.

Marcos Roberto Badollato

Controller

CRC 1SP219369/O-4

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. BREAKDOWN OF THE CAPITAL BY OWNER (NOT REVIEWED)

The shareholding position of the largest shareholders, management, members of the Board of Directors and Audit Committee of the Company is presented below:

		03.31.17		12.31.16
Shareholders	Quantity	%	Quantity	%
Major shareholders
Tarpon	97,032,185	11.94	95,984,835	11.81
Fundação Petrobras de Seguridade Social - Petros (1)	92,783,299	11.42	92,761,499	11.42
Caixa de Previd. dos Func. Do Banco do Brasil (1)	86,691,252	10.67	86,628,752	10.66
BlackRock, Inc	41,681,041	5.13	33,893,720	4.17
Management
Board of Directors	37,348,439	4.60	37,348,439	4.60
Executives	167,952	0.02	50,252	0.01
Treasury shares	13,468,001	1.66	13,468,001	1.66
Other	443,301,077	54.56	452,337,748	55.67
	812,473,246	100.00	812,473,246	100.00
(1) The pension funds are controlled by employees that participate in the respective companies.

The shareholding position of the controlling shareholders that belong to the voting agreement and/or holders of more than 5% of the voting stock are presented below:

		03.31.17		12.31.16
Shareholders	Quantity	%	Quantity	%
Tarpon	97,032,185	11.94	95,984,835	11.81
Fundação Petrobras de Seguridade Social - Petros (1)	92,783,299	11.42	92,761,499	11.42
Caixa de Previd. dos Func. Do Banco do Brasil (1)	86,691,252	10.67	86,628,752	10.66
BlackRock, Inc	41,681,041	5.13	33,893,720	4.17
	318,187,777	39.16	309,268,806	38.06
Other	494,285,469	60.84	503,204,440	61.94
	812,473,246	100.00	812,473,246	100.00
(1) The pension funds are controlled by employees that participate in the respective companies.

The Company is bound to arbitration in the Market Arbitration Chamber, as established by the arbitration clause in the by-laws.

A free translation from Portuguese into English of Independent Auditor’s Report on Review of Quarterly Financial Information

Report on Review of Interim Financial Information

To the Board of Directors and Shareholders of

BRF S.A.

Itajaí - SC

Introduction

We have reviewed the accompanying individual and consolidated interim financial information of BRF S.A. (“Company”) contained in the Quarterly Information Form - ITR for the quarter ended March 31, 2017, which comprises the statement of financial position as of March 31, 2017, and the respective statements of profit or loss, other comprehensive income, changes in equity and cash flows for the three-month period then ended, including the footnotes.

The Company's management is responsible for the preparation of this interim financial information in accordance with Technical Pronouncement CPC 21 (R1) – Interim Financial Reporting and IAS 34 – Interim Financial Reporting, issued by the International Accounting Standards Board – IASB, as well as for the presentation of this information in accordance with standards issued by the Brazilian Securities and Exchange Commission, applicable to the preparation of Quarterly Information - ITR. Our responsibility is to express a conclusion on this interim financial information based on our review.

Scope of review

We conducted our review in accordance with the Brazilian and International standards on review engagements of interim financial information (NBC TR 2410 - Review of Interim Financial Information Performed by the Independent Auditor of the Entity and ISRE 2410 - Review of Interim Financial Information Performed by the Independent Auditor of the Entity, respectively). A review of interim financial information consists of making inquiries, primarily of persons responsible for the financial and accounting matters, and applying analytical and other review procedures. A review is substantially less in scope than an audit conducted in accordance with the audit standards and, consequently, does not enable us to obtain assurance that we would become aware of all significant matters that might be identified in an audit. Accordingly, we do not express an audit opinion.

Conclusion on the interim financial information

Based on our review, nothing has come to our attention that causes us to believe that the accompanying individual and consolidated interim financial information included in the Quarterly Information referred to above has not been prepared, in all material respects, in accordance with CPC 21 (R1) and IAS 34, issued by IASB, applicable to the preparation of Quarterly Information - ITR, and presented in accordance with the standards issued by the Brazilian Securities and Exchange Commission.

Emphasis of matter

We draw attention to explanatory note 1.4 to the interim financial information, which discloses information about the events, the measures taken by the Company and the potential consequences in the scope of the operation named Carne Fraca. Our conclusion is unmodified in respect to this matter.

Other matters

Statements of Value Added

The individual and consolidated interim financial information, related to statements of value added for the quarter  ended March 31, 2017, prepared under the responsibility of the Company's management, presented as supplementary information for the purposes of IAS 34, were submitted to the review procedures followed together with the review of the Quarterly Information – ITR of the Company. In order to form our opinion, we evaluated whether these statements are reconciled to the interim financial information and to the accounting records, as applicable, and whether their form and content are in accordance with the criteria set on Technical Pronouncement CPC 09 - Statement of Value Added. Based on our review, nothing has come to our attention that causes us to believe that it has not been prepared, in all material respects, in accordance with the individual and consolidated interim financial information taken as a whole.

A free translation from Portuguese into English of Independent Auditor’s Report on Review of Quarterly Financial Information

Corresponding values
The individual and consolidated corresponding values comprising the statement of financial position for the year ended December 31, 2016 were previously audited by other independent auditors who issued an unmodified audit report on February 23, 2017 and the statements of profit and loss, comprehensive (loss) income, changes in shareholders’ equity, cash flows for the three months period ended March 31, 2016 were reviewed by other independent auditors respectively, who issued an unqualified review report on April 28, 2016. The individual and consolidated corresponding values comprising the statements of added-value for the three months period ended March 31, 2016, were submitted to the same review procedures by those independent auditors and, based on their review, those independent auditors issued a report reporting that nothing has come to their attention that causes us to believe that the statement of the added-value has not been prepared, in all material respects, in accordance with the individual and consolidated interim financial information taken as a whole.

São Paulo, May 11, 2017

KPMG Auditores Independentes
CRC 2SP014428/O-6

Original report in Portuguese signed by
Guilherme Nunes
Contador CRC 1SP195631/O-1

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – March 31, 2017 – BRF S.A. OPINION OF THE AUDIT COMMITTEE (1)

The Audit Committee of BRF S.A., in fulfilling its statutory and legal duties, reviewed:

(i)     the quarterly financial information (parent company and consolidated) for the three-month period ended on March 31, 2017;

(ii)    the Management Report; and

(iii)  opinion report issued by KPMG Auditores Independentes.

Based on the documents reviewed and on the explanations provided, the members of the Audit Committee, undersigned, issued an opinion for the approval of the financial information identified above.

São Paulo, May 11, 2017.

Francisco Petros O. L. Papathanasiadis

Coordinator (Non-independent)

Walter Fontana Filho

Independent Member

Walter Malieni Júnior

Non-independent member

Fernando Maida Dall`Acqua

External Member and Financial Specialist

Sérgio Ricardo Silva Rosa

External Member

(1)       On April 04, 2017, in Ordinary and Extraordinary General Meeting, the election of the new Audit Comittee was approved, as follows: Francisco Petros Oliveira Lima (Vice-presidente of the Board of Directors and Coordinator of the Audit Comittee), Walter Fontana Filho (independent member), Walter Malieni Jr (independent member), Fernando Maida Dall Acqua (External Member and Financial Specialist) e Sérgio Ricardo Silva Rosa (external member).

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – March 31, 2017 – BRF S.A.

STATEMENT OF EXECUTIVE BOARD ON THE QUARTELY FINANCIAL INFORMATION AND INDEPENDENT AUDITOR’S REPORT ON REVIEW OF INTERIM FINANCIAL INFORMATION (1)

In compliance with the dispositions of sections V and VI of article 25 of CVM Instruction No. 480/09, the executive board of BRF S.A., states:

(i)     reviewed, discussed and agreed with the Company's quarterly financial information for the three-month period ended on March 31, 2017, and

(ii)    reviewed, discussed and agreed with conclusions expressed in the review report issued by KPMG Auditores Independentes. for the Company's quarterly financial information for the three-month period ended on March 31, 2017.

São Paulo, May 11, 2017.

Pedro de Andrade Faria

Chief Executive Officer Global / Vice President of Finance and Investor Relations

Artur Paranhos Tacla

Vice President of People

Hélio Rubens Mendes dos Santos Junior

Vice President of Operations

José Roberto Pernomian Rodrigues

Vice President of Corporate Integrity

Leonardo Almeida Byrro

Vice President of Supply Chain

(1)       The members of the Board of Executive Officers were elected in Board of Directors Meeting held on July 11, 2016.